Exhibit 99(a)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

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In re	:	Chapter 11
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DELPHI CORPORATION, et al.,	:	Case No. 05-44481 (RDD)
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Debtors.	:	(Jointly Administered)
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ORDER UNDER 11 U.S.C §§ 363, 1113, AND 1114
AND FED. R. BANKR. P. 6004 AND 9019 APPROVING MEMORANDUM OF
UNDERSTANDING AMONG UAW, DELPHI, AND GENERAL MOTORS CORPORATION
INCLUDING MODIFICATION OF UAW COLLECTIVE BARGAINING AGREEMENTS
AND RETIREE WELFARE BENEFITS FOR CERTAIN UAW-REPRESENTED RETIREES
(“UAW 1113/1114 SETTLEMENT APPROVAL ORDER”)
     Upon the motion (“UAW 1113/1114 Settlement Approval Motion” or the “Motion”), dated June 29, 2007, of Delphi Corporation (“Delphi”) and certain of its subsidiaries and affiliates, debtors and debtors-in-possession in the above-captioned cases (collectively, the “Debtors”), for an order under 11 U.S.C. §§ 363, 1113, and 1114 of the Bankruptcy Code and Fed. R. Bankr. P. 6004 and 9019 approving (i) a memorandum of understanding regarding Delphi’s restructuring entered into among the United Automobile, Aerospace and Agricultural Implement Workers of America (the “UAW”), Delphi, and General Motors Corporation (“GM”), dated June 22, 2007 (with the attachments thereto, the “UAW Settlement Agreement” or the “Memorandum of Understanding”), that (a) modifies, extends, or terminates provisions of the existing collective bargaining agreements among Delphi, the UAW, and its various locals (the “UAW CBAs”), and (b) provides that Delphi and GM will undertake certain financial obligations to Delphi’s UAW-represented employees and retirees to facilitate these modifications, (ii)

withdrawal without prejudice of the Debtors’ Motion For Order Under 11 U.S.C. § 1113(c) Authorizing Rejection Of Collective Bargaining Agreements And Under 11 U.S.C. § 1114(g) Authorizing Modification Of Retiree Welfare Benefits, dated March 31, 2006 (the “1113/1114 Motion”) solely as it pertains to the UAW and approving the parties’ settlement of the 1113/1114 Motion solely as it pertains to the UAW, and (iii) modification of retiree welfare benefits for certain UAW-represented retirees of the Debtors, all as more fully set forth in the UAW 1113/1114 Settlement Approval Motion; and the Court having been advised by counsel to the UAW that the UAW Settlement Agreement was ratified by the UAW membership as of June 28, 2007, such that the only remaining condition to the effectiveness of the UAW Settlement Agreement pursuant to Section K.1 thereof is this Court’s entry of an approval order satisfactory in form and substance to the UAW, GM, and Delphi; and this Court having been advised by counsel to the UAW, GM, and Delphi that the form and substance of this Order is satisfactory to each of the UAW, GM, and Delphi as required by Section K.1 of the UAW Settlement Agreement; and this Court having determined that the relief requested in the Motion is in the best interests of the Debtors, their estates, their creditors, and other parties-in-interest; and it appearing that proper and adequate notice of the Motion has been given and that no other or further notice is necessary; and after due deliberation thereon; and good and sufficient cause appearing therefor, it is hereby
     ORDERED, ADJUDGED, AND DECREED THAT:
     1. The Motion is GRANTED.
     2. The Debtors are hereby authorized to enter into the UAW Settlement Agreement, a copy of which is attached hereto as Exhibit 1, and to implement the terms of such UAW Settlement Agreement.

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     3. Each of the signatories to the UAW Settlement Agreement (each such party, a “Signatory,” and collectively, the “Signatories”) is directed to take all actions necessary or appropriate to effectuate the terms of this order and the terms of the UAW Settlement Agreement, including, without limitation, any and all actions necessary or appropriate to such Signatory’s implementation of and performance under the UAW Settlement Agreement.
     4. The UAW Settlement Agreement is binding on the Debtors, GM, and the UAW subject to its terms and constitutes a valid and binding amendment to the UAW CBAs with authorized representatives of all individuals who were or are in a bargaining unit represented by the UAW, as permitted by section 1113 of the Bankruptcy Code and the UAW CBAs as amended, or otherwise, and the UAW CBAs, in accordance with the UAW Settlement Agreement, are binding on the Debtors and the UAW.
     5. The UAW Settlement Agreement constitutes a valid and binding amendment to existing retiree health and welfare benefits, as permitted by section 1114 of the Bankruptcy Code, or otherwise.
     6. Notice of the UAW 1113/1114 Settlement Approval Motion was properly and timely served in accordance with the Amended Eighth Supplemental Order Under 11 U.S.C. §§ 102(1) And 105 And Fed. R. Bankr. P. 2002(m), 9006, 9007, And 9014 Establishing Omnibus Hearing Dates And Certain Notice, Case Management, And Administrative Procedures, entered on October 26, 2006 (Docket No. 5418), the Supplemental Order Under 11 U.S.C. Sections 102(1) And 105 And Fed. R. Bankr. P. 2002(m), 9006, 9007, And 9014 Establishing Omnibus Hearing Dates And Certain Notice, Case Management, And Administrative Procedures, entered on March 17, 2006 (Docket No. 2883), and by service upon (a) the UAW at 8000 East Jefferson, Detroit, Michigan 48214, (b) counsel to the UAW, Cohen, Weiss, and Simon LLP at

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330 West 42nd Street, 25th Floor, New York, N.Y. 10036-6976, and (c) the active Delphi hourly employees and hourly retirees who are represented by the UAW at their individual addresses, pursuant to an informational form of notice, a copy of which was attached to the UAW 1113/1114 Settlement Approval Motion as Exhibit 1.
     7. The Debtors are authorized to withdraw, without prejudice, their 1113/1114 Motion solely as it pertains to the UAW. The 1113/1114 Motion is settled solely as it pertains to the UAW.
     8. As provided for in the Motion and with the consent of the UAW and Delphi, Sections H.3 and J.3 of the UAW Settlement Agreement are clarified to provide for the continuance of CHR accruals through October 1, 2007 and to provide that the UAW will receive on the Effective Date an allowed prepetition general unsecured claim against Delphi in the amount of $140 million consisting of UAW-GM Center for Human Resources (“CHR”) existing accruals of $134 million and UAW-Delphi Legal Services Plan accruals of $6 million (such allowed claim amount to be adjusted by the difference between accruals through October 1, 2007 and expenditures until the effective date of the Debtors’ plan of reorganization (the “Delphi Reorganization Plan”)) in complete settlement of the UAW and the CHR claims asserted as to CHR Joint Funds1 and the UAW-Delphi Legal Services Plan accruals and expenses. The allowed claim provided for in this paragraph shall be paid pursuant to the plan of reorganization following substantial consummation of a plan of reorganization. The amount of $30 million will be directed to the CHR and the balance will be paid directly to the DC VEBA established pursuant to the settlement agreement approved by the court in the case of International Union, UAW, et al. v. General Motors Corp., Civil Action No. 05-73991. Until the effective date of a

[1]	Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Memorandum of Understanding.

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Delphi Reorganization Plan, Delphi shall continue to make CHR and Legal Service Plan payments consistent with past practices in the ordinary course of business.
     9. As a condition precedent to the effectiveness of certain obligations of the parties pursuant to Section K.2 of the UAW Settlement Agreement and as provided in Section K.3 of the UAW Settlement Agreement, any Delphi Reorganization Plan that is consistent with the UAW Settlement Agreement and any confirmation order entered into with respect to such plan shall include the following provisions:
(a)	On the effective date of the Delphi Reorganization Plan, the UAW, all employees and former employees of Delphi represented or formerly represented by the UAW, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, shall waive and release and be deemed to have waived and released any and all claims of any nature, whether liquidated or unliquidated, contingent or non-contingent, asserted or unasserted, existing and/or arising in the future against Delphi, its subsidiaries, or affiliates, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, its subsidiaries or affiliates, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising directly or indirectly from or in any way related to any obligations under the UAW CBAs and the collective bargaining agreement between GM and the UAW related to such employees and the UAW-GM-Delphi Memorandum of Understanding Benefit Plan Treatment related to such employees (provided, however, that claims for benefits provided for or explicitly not waived under the provisions of the UAW Settlement Agreement are not waived; and provided further that claims for workers’ compensation benefits against Delphi, its subsidiaries, or affiliates, are not waived).

(b)	A plan exculpation and release provision (which provision shall be at least as comprehensive as the plan exculpation and release provision under the Delphi Reorganization Plan) for the UAW released parties (which shall include the UAW and each of their current or former members, officers, committee members, employees, advisors, attorneys, accountants, investment bankers, consultants, agents, and other representatives) with respect to any liability such person or entity may have in connection with or

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related to the Delphi bankruptcy cases, the formulation, preparation, negotiation, dissemination, implementation, administration, confirmation or consummation of any of the Delphi Reorganization Plan, the disclosure statement concerning the plan, the UAW Settlement Agreement, or the Agreements on Attachment E thereto, or any contract, employee benefit plan, instrument, release, or other agreement or document created, modified, amended, or entered into in connection with either the Delphi Reorganization Plan or any agreement between the UAW or Delphi, or any other act taken or omitted to be taken consistent with the UAW Settlement Agreement in connection with the Delphi bankruptcy.

(c)	The UAW Settlement Agreement and the agreements referenced in Attachment E thereof and listed on Exhibit 2 attached hereto shall be assumed under 11 U.S.C. § 365.
     10. Nothing contained in the UAW Settlement Agreement shall constitute an assumption of any agreement described therein, including, without limitation, any UAW CBA (except as provided for in Section K.3 of the UAW Settlement Agreement) or any commercial agreement between GM and Delphi, nor shall anything therein be deemed to create an administrative or priority claim with respect to GM or convert a prepetition claim into a postpetition claim or an administrative expense with respect to any party. The UAW Settlement Agreement is without prejudice to any party-in-interest (including the parties to the UAW Settlement Agreement and the Debtors’ statutory committees) in all other aspects of Delphi’s chapter 11 cases and each party to the UAW Settlement Agreement shall reserve all rights not expressly waived therein. Further, nothing in the Motion, the UAW Settlement Agreement, this Court’s approval of such agreement, the performance of any obligation thereunder, or any other document shall prejudice any right or remedy of any Debtor against any other Debtor with respect to the allocation of Delphi’s obligations under the UAW Settlement Agreement or claims asserted against, or payments by, Delphi thereunder, all of which rights are expressly preserved.

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     11. In furtherance of the UAW Settlement Agreement, as soon as reasonably practicable after the Effective Date, Delphi shall pay approximately (but in no event more than) $993,000 in cash severance and vacation payments to former UAW-represented hourly employees of Manufacturers Products Co. (“MPC”), a former distressed supplier which provided parts to Delphi pursuant to an accommodation agreement. These MPC-related payments are to be in full satisfaction of all claims against the Debtors arising from or related to MPC, and the Debtors and their estates shall be released from any liability from MPC and its former UAW-represented employees with respect thereto. In order to receive payment from Delphi pursuant to this paragraph, any payment recipient shall execute a complete release and discharge in favor of the Debtors, accordingly all claims filed in the Debtors’ chapter 11 cases arising from or relating to the subject matter of severance and/or vacation claims by MPC employees or former employees are hereby expunged and released, including claim number 13270.
     12. This Court shall retain jurisdiction to hear and determine all matters arising from the implementation and performance of this order and the UAW Settlement Agreement, and over each of the Signatories in connection therewith, through the effective date of a plan of reorganization proposed by the Debtors and confirmed by this Court (and thereafter to the extent provided for in such reorganization plan); provided, however, that the Court’s jurisdiction shall not extend to any bilateral agreements of the UAW and GM.
     13. Notwithstanding Rule 6004(g) of the Federal Rules of Bankruptcy Procedure or any other Bankruptcy Rule, (a) this order shall take effect immediately upon its entry, (b) upon entry of this order, the Debtors are authorized to take any and all necessary actions to implement the terms of the UAW Settlement Agreement, including executing any amendments to existing collective bargaining agreements consistent in all material respects with

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the UAW Settlement Agreement, and (c) the UAW Settlement Agreement shall become effective upon entry of this order and, to the extent required, satisfaction of the conditions set forth in the UAW Settlement Agreement; provided, however, that MPC’s release of the parties as set forth in paragraph 11 hereof shall be effective 10 days after service of this order upon MPC at its last known address unless MPC files an objection to such release within such 10-day period.
     14. The requirement under Rule 9013-1(b) of the Local Bankruptcy Rules for the United States Bankruptcy Court for the Southern District of New York for the service and filing of a separate memorandum of law is deemed satisfied by the Motion.

Dated:	New York, New York July 19, 2007

/s/ Robert D. Drain
UNITED STATES BANKRUPTCY JUDGE

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Exhibit 1
UAW Settlement Agreement

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UAW-DELPHI-GM
MEMORANDUM OF UNDERSTANDING
DELPHI RESTRUCTURING
INTRODUCTION
The International Union, UAW, Delphi Corporation and General Motors Corporation (“the Parties”) have discussed the challenges impacting Delphi and its UAW-represented operations. As GM’s largest supplier and the employer of thousands of UAW-represented employees, indirectly supporting tens of thousands of dependents, retirees and surviving spouses, the Parties have a critical interest in Delphi’s successful emergence from bankruptcy with certain UAW-represented operations. The Parties acknowledge that restructuring actions are necessary and commit to take specific actions to protect the needs of the Parties and their constituencies, continuing progress already made toward transforming Delphi’s labor cost structure and ongoing business operations.
The UAW has already agreed to an attrition program pursuant to which thousands of employees at traditional Big Three wages and benefits took buy outs, flowbacks to GM, or retired, and the UAW waived Delphi obligations to hire thousands of new employees as a result of the departures caused by the attrition program. The Parties have also agreed to the “Term Sheet – Delphi Pension Freeze and Cessation of OPEB, and GM Consensual Triggering of Benefit Guarantee” (attached as Attachment B, hereinafter the “Term Sheet”), facilitating the freeze of Delphi’s pension plan and the assumption of billions of dollars of OPEB liabilities by GM, thereby dramatically reducing Delphi’s ongoing benefit costs and liabilities.
In addition to the above, to enable continued transformation to more competitive wage and benefit levels, to address capacity, divestiture, work rules and staffing level issues, and to better position Delphi to retain existing business and attract new business, the Parties agree as follows on a two-party or three-party basis, as applicable, (the “Agreement”) subject to ratification by the membership.
     A. DURATION
1.	This Agreement will continue until 11:59 p.m. on September 14, 2011.

2.	Delphi and the UAW agree that the UAW-Delphi Supplemental Agreement dated April 29, 2004 (the “Supplemental Agreement”) shall continue in full force and effect, as modified herein, for its stated duration, i.e. until 11:59 p.m. on September 14, 2011. The 2003-2007

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UAW-Delphi National Agreement, and including without limitation the supplemental agreements attached as exhibits thereto (the “National Agreement”), are hereby extended, as modified herein, until 11:59 p.m. on September 14, 2011.

3.	Delphi and the UAW agree that the current Local Agreements are extended until 11:59 p.m. on September 14, 2011, except as may be mutually modified by the local parties pursuant to Section E below, and as modified by this Agreement as modified by this Agreement and summarized in the matrix of modified and eliminated provisions in Attachment E hereto.

4.	The agreements comprising the UAW-Delphi collective bargaining agreements, national and local, following the date of this Agreement are set forth in Attachment E hereto.
     B. SITE PLAN
The UAW and Delphi agree that Article 2 of the Supplemental Agreement, Document 13 and Document 91 of the National Agreement shall remain in effect through September 14, 2011, and are waived to the extent necessary to implement the site plans outlined below and as described in detail in Attachment A (“Site Plans”). GM and Delphi agree to implement the site plans as outlined below and described in detail in Attachment A.
1.	Sites to remain owned and operated by Delphi (“Keep Sites”):
Kokomo
Lockport
Rochester
Grand Rapids
2.	Sites to be held for divestiture as ongoing businesses by Delphi (“Sell Sites”):
Saginaw Steering — Saginaw
Sandusky
Adrian
Cottondale
The Parties agree that if divestiture of the Saginaw Steering – Saginaw, Sandusky and Adrian sites are not concluded (by December 31, 2008, for Sandusky and Adrian, and by December 31, 2010 for Saginaw), GM will cause the operations and all active and inactive bargaining unit employees to be transferred to employment with a third

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party so that Delphi will have no further operational or employment responsibility for the site(s). If the respective transfers will not be completed by the dates identified above, the Parties agree that prior to the required date, GM and the UAW will implement a solution such that Delphi will have no further responsibility for the operation of future production at the Saginaw, Sandusky and Adrian sites as identified above, nor will the bargaining unit employees remain as Delphi employees, but the terms and conditions of the current collective bargaining agreement will continue to apply to such employees.

3.	Footprint Sites

Flint East – Business operated by GM or provided by GM to a third party designated by GM will operate at a geographically proximate site, providing a total of approximately 1,000 jobs. No later than December 31, 2008, the Parties agree that GM will cause the active and inactive bargaining unit employees at Flint – East to transfer to employment with a third party. Delphi and the UAW will cooperate with the transfer. If the transfers of the active and inactive bargaining unit employees will not be completed by this date, the Parties agree that prior to December 31, 2008 GM and the UAW will implement a solution such that Delphi will have no further responsibility for the operation of future production at the Flint East site, nor will the bargaining unit employees remain as Delphi employees. If it remains necessary after December 31, 2008 for Delphi to complete the currently existing cluster programs through their OE expiration dates, Delphi would manage such programs using contracted need-to-run UAW labor from the third party or from other resources as specified by GM. From time to time, commencing on October 1, 2007, as Delphi’s need-to-run (“NTR”) headcount declines, GM will cause the active and inactive bargaining unit employees to transfer to employment with a third party. Delphi and the UAW will also cooperate with these transfers. If new work is not available for these employees, then GM and the UAW will implement a solution such that these bargaining unit employees will no longer remain as Delphi employees.

Needmore Rd. – Business operated by GM or provided by GM to a third party will operate at a geographically proximate site designated by GM, providing a total of approximately 750 jobs. On the earlier of thirty (30) days following the end of OE production of current programs at Needmore Road (which is currently scheduled for June 30, 2008), or December 31, 2008, the Parties agree that GM will cause the active and inactive bargaining unit employees at Needmore Road to transfer to employment with a third party. Delphi and the UAW will cooperate with the transfer. If the transfer of all active and inactive bargaining unit employees will not be completed as described above, the Parties

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agree that prior to the required date GM and the UAW will implement a solution such that Delphi will have no further responsibility for the operation of future production at the Needmore Rd. site, nor will the bargaining unit employees remain as Delphi employees.

Saginaw Mfg. – Business provided by GM to a third party will operate at the current site or another geographically proximate site designated by GM, providing approximately 500 jobs. No later than December 31, 2008, the Parties agree that GM will cause the active and inactive bargaining unit employees at Saginaw Manufacturing to transfer to employment with a third party. Delphi and the UAW will cooperate with the transfer. If the transfer of all active and inactive bargaining unit employees to a third party is not completed by the date identified above, GM and the UAW will, prior to the required date, implement a solution such that Delphi will have no further responsibility for the operation of future production at the Saginaw Mfg. site, nor will the bargaining unit employees remain as Delphi employees.

4.	Sites to be wound down or consolidated by Delphi in accordance with Delphi’s restructuring plan and timing (“Wind Down Sites”):
Columbus
Milwaukee PWT (E&C)
Milwaukee E&S
Coopersville
Anderson
Wichita Falls
Fitzgerald
Olathe
Laurel
Athens
     C. WORKFORCE TRANSITION
1.	Current Employee Flowback

Employees on roll prior to October 8, 2005 (“Flowback-Eligible Employees”) without a valid flowback application on file will be afforded a final opportunity to make application for flowback by October 1, 2007.

Eligible Delphi employees hired prior to October 18, 1999 will receive closed plant treatment for purposes of job offers at GM plants. Employees from those plants who apply will have their seniority co-mingled with the seniority of GM employees who are eligible for closed plant treatment for purposes of job offers to GM openings in accordance with Appendix A.4 and 5 of the 2003 UAW-GM National

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Agreement. A $67,000 relocation allowance will be paid to otherwise eligible employees from AHG – Anderson, PT – Coopersville, AHG – Wichita Falls, AHG – Fitzgerald, AHG – Columbus (except MFD – Mansfield), PT – Milwaukee, E&S – Milwaukee, and Steering – Athens (except Spring Hill assembly plant) who flow at the time the plant ceases operations to a General Motors Extended Area Hire plant. All other Flowback-eligible employees will be eligible for a relocation allowance in accordance with Paragraph (96a)(2)(a) of the 2003 UAW-Delphi National Agreement.

AHG-Columbus will be in the MFD-Mansfield plant Area Hire area and employees will be eligible for relocation allowance in accordance with Paragraph (96a)(2)(a) of the UAW-Delphi National Agreement.

Delphi – Athens will be placed in the General Motors Spring Hill area hire for purposes of placement. Flowback opportunities to Spring Hill will be made available to 300 Traditional Delphi employees (defined in Section C.5.a below) or the number of Traditional employees remaining after the Delphi Special Attrition Program whichever is less. No relocation will be paid for the flowback. The flowback opportunities will begin at the earlier of:
a) March 1, 2009
b) When layoffs begin at Athens
c) Spring Hill needs people
Upon transfer to Spring Hill from Athens, if no jobs are available, the employee will be placed on layoff and then will be under the SUB and Job Security terms of the GM-UAW National Agreement. No employee being transferred can take a job in the plant unless a job is available. If there are surplus people at Spring Hill, the parties agree to look for ways to reduce the surplus including, but not limited to:
a) A Special Attrition Program at Spring Hill
b) Placement at other GM plants such as Bowling Green
As of the Effective Date of this Agreement (defined in Section K.1 below), Delphi employees who are otherwise eligible and who have an application on file will be eligible for flowback opportunities for the same length of time as the length of their seniority (time-for-time).

GM employees are no longer eligible for flowback to Delphi.

2.	UAW-Delphi Employees Hired After October 18, 1999 and Prior to October 8, 2005 – Agreement between the Parties to offer job

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opportunities at GM
a.	Employees will be offered the job opportunities at GM after the Appendix A Placement Process and the UAW-GM-Delphi Flowback Agreement have been exhausted.

b.	Employees will be eligible for relocation allowance in accordance with Appendix A VI and Paragraphs (96a)(1), (2), (3), and (4) of the 2003 UAW-Delphi National Agreement.

c.	Employees will acquire GM seniority on the date of hire at the new location and will receive a new plant seniority date that is the effective date of hire. The new plant seniority date will also be the date used in the administration of Appendix A, Memorandum of Understanding – Employee Placement in the UAW-GM National Agreement.

d.	Employees hired by GM will receive the same benefits treatment as other employees who transfer to GM under the UAW-GM-Delphi Flowback Agreement in accordance with the UAW-GM-Delphi Memorandum of Understanding, Benefit Plan Treatment dated September 30, 1999 as amended.

e.	Initial vacation entitlement at GM will be the same as that at Delphi as of the date immediately prior to the transfer.

f.	Employees will receive a wage rate in the same progression as they were in at Delphi and in accordance with Paragraph (98) of the UAW-GM National Agreement.

g.	These employees will be SEL protected at GM unless noted otherwise.
3.	Delphi to Delphi Transfers

Delphi employees (excluding temporary employees) covered by the Supplemental Agreement (“Supplemental Employees”) with seniority as of the Effective Date of this Agreement, will have rights to other Delphi plants outside their own Area Hire area prior to permanent new hires and will be eligible for relocation allowance in accordance with Paragraph (96a)(2)(a).

4.	Temporary Employees

It is mutually agreed between the parties that employees hired as temporary employees in UAW-Delphi plants will be converted to

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permanent employees on the Effective Date of this Agreement. Such employees will receive credit for time worked as a temporary employee toward establishing a seniority date pursuant to Paragraph (57) of the UAW-Delphi National Agreement. Employees who worked for Delphi as of January 1, 1999 or later, or employees who accepted an option under the GM or Delphi Special Attrition Programs, are not eligible to be converted to permanent status. Employees hired July 2, 2007 and later will be hired as temporary employees under the provisions of Appendix A. X – Memorandum of Understanding Employee Placement-Section X-Vacation Replacements and Other Employees Hired for Temporary Work, subject to review of the National Parties.

5.	Transformation Program Options

Delphi and the UAW agree on the following Transformation Program options which will be offered at all Delphi sites. The Retirement Incentives and Buy Out are subject to the terms of Attachment C, and are generally described below.
a.	Retirement Incentives – Traditional Employees

Retirement options will be provided for Delphi employees not covered by the Supplemental Agreement to be effective no later than September 1, 2007 as described in Attachment C and summarized below:
1)	$35,000 for normal or early voluntary retirements

2)	50 & 10 Mutually Satisfactory Retirement (MSR)

3)	Pre-retirement program covering employees with at least 26 years of credited service but less than 30 years as of September 1, 2007

4)	These retiring employees will be considered to have flowed back to GM for purposes of retirement (“Check the Box”) and be treated consistent with the Check the Box retirements under the UAW-GM-Delphi Special Attrition Program.

5)	Participation conditioned on release of claims
b.	Buy Out – Traditional Employees
1)	The amount of the Buy Out Payments shall be as follows, subject to release of claims:

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i.	Traditional Employees with 10 or more years of seniority or credited service, whichever is greater, will be eligible for a Buy Out payment of $140,000

ii.	Traditional Employees with less than 10 years of seniority will be eligible for a Buy Out payment of $70,000
2)	Buy Outs will be effective when the employee’s services are no longer required, but in any event no later than September 15, 2007. Employees will sever all ties with GM and Delphi except for any vested pension benefits (as such no pension supplements are payable).

3)	As necessary, employees who have accepted a Buy Out may be rehired as temporary employees to satisfy any operating needs. Any employee rehired as a temporary employee will not be eligible for any coverage or benefits under the Term Sheet. Further, any employee rehired as a temporary employee shall receive the starting wage rate applicable for a new temporary employee. Such temporary employees will not be eligible for any future attrition or Severance Payments.
c.	Buy Down – Traditional Employees
1)	Effective October 1, 2007 all Traditional Employees, both production and skilled trades, other than pre-retirement program participants, will become Supplemental Employees and will be covered by all provisions of the Supplemental Agreement.

2)	Buy Down payments will be made to Traditional production employees as described below and will not exceed $105,000.
a)	Traditional production employees on active status (including Protected Status, but excluding pre-retirement program participants), and Traditional production employees on temporary layoff as of October 1, 2007 will be eligible for the Buy Down payments.

b)	The $105,000 Buy Down payment will be paid out in three (3) equal installments of $35,000, less applicable withholding, in the first pay ending after October 1, 2007, October 1, 2008, and October 1, 2009 provided the employee is on active status, receiving holiday pay, paid vacation, jury duty, military leave, or temporary layoff status on each of those three (3) dates. The October 1, 2008 and October 1, 2009 payments will be prorated based on the

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number of pay periods worked and the rate of compensation in the preceding 52-week period. Treatment of employees on disability or Workers’ Compensation leave is in accordance with (d) and (e), below.

c)	Traditional production employees who are on a leave of absence other than Sickness and Accident (S&A), Extended Disability (EDB), and Workers Compensation on October 1, 2007 will be eligible for the first $35,000 payment, less applicable withholding, at the time they return to work if they return to work prior to October 1, 2008. The two (2) subsequent payments will be pro-rated based on the number of pay periods worked during the year immediately prior to the October 1st date. Additionally, the two (2) subsequent payments also will be adjusted by time spent on disability during the year immediately prior to the October 1st date, as described in (e), below.

d)	Sickness & Accident (S&A) benefits, Extended Disability Benefits (EDB), health care, life insurance and other applicable benefits will be reduced on October 1, 2007 to Supplemental Agreement levels for Traditional Employees who are on disability or Workers’ Compensation leave on October 1, 2007. Traditional production employees will be eligible to receive a $35,000 Buy Down payment on October 1, 2007.

e)	Traditional production employees who are eligible for Buy Down payments and who are on or commence a disability or Worker’s Compensation leave on or after October 1, 2007, will be eligible for the 2nd and 3rd Buy Down payments pro-rated for the time they spent on disability or Worker’s Compensation leave during the year immediately preceding the date of each subsequent Buy Down payment. The pro-rated amount that will be included in the Buy Down payment for the period spent on disability or Workers’ Compensation leave will have the same percentage relationship to the full Buy Down amount as the employee’s applicable Sickness & Accident or Extended Disability Benefit schedule of benefits has to their base hourly rate for the applicable periods of leave.

f)	Traditional Production employees on active status (including Protected Status, but excluding pre-retirement program participants), and Traditional production employees on temporary layoff as of October 1, 2007 who do not elect an

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option as described in Attachment C will become Supplemental Employees and will be covered by all provisions of the Supplemental Agreement as described in Paragraph C.5.c. 1-2 e of this Buy Down section. Employees must sign a Conditions of Participation Release Form in order to receive the $35,000 lump sum payment.

g)	Traditional production employees who are in a plant that is wound down on October 1, 2007 who do not elect an option under the Special Attrition Program – Transformation (Attachment C), will become Supplemental employees and will be covered by all provisions of the Supplemental Agreement as described in Paragraph C.5.c.1-2 e of this Buy Down section and will be placed on layoff effective October 1, 2007. The employees will receive the October 1, 2007 $35,000 lump sum payment, less applicable withholding, if they sign the Conditions of Participation Release Form. These laid off employees will not be eligible for any future Buy Down payments, but can collect SUB, if otherwise eligible.

h)	Traditional skilled trades employees who are on roll October 1, 2007 and receiving compensation will be eligible for a one time buy down payment of $10,000, less applicable withholding, in the first pay ending after October 1, 2007. Traditional skilled trades employees will have the COLA in effect as of the Effective Date of this Agreement frozen at that level through October 1, 2007. Any Traditional skilled trades employees who are Bought Down and remain on roll will have such frozen COLA folded into their base rate effective October 1, 2007, and will thereafter be covered by the skilled trades wage and benefit provisions of the Supplemental Agreement.

i)	Employees must sign a Conditions of Participation Release Form in order to receive the lump sum payments.

j)	No further Buy Down payments will be payable to any employee who flows back to GM or severs their employment with Delphi.
3)	In determining the wages and benefits for Traditional Employees who Buy Down to Supplemental Employee status, such employees will be given credit for time spent as a Delphi Traditional Employee at traditional wages and benefits (i.e., will

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not be treated as new hires for purposes of applying Supplemental Agreement wage and benefit schedules).

4)	Traditional Employees electing a Buy Down will retain eligibility for OPEB and pension benefit treatment under the Term Sheet without regard to such election.
6.	Severance Payments

Delphi and the UAW agree that any Supplemental or Temporary Employees on the active employment rolls as of the Effective Date of this Agreement at any “Keep,” “Sell,” “Footprint,” or “Wind Down” sites (excluding employees who previously received a Buy Out payment from Delphi and were rehired as temporary employees), who are permanently laid off prior to September 14, 2011, shall be eligible for a lump sum severance payment equal to $1,500 for each month of his/her combined service with Delphi and, in the case of sold facilities, the new owner. The maximum amount of severance pay is $40,000, less applicable withholdings. Employees must sign a Conditions of Participation Release Form in order to receive the Severance Payment. The Parties agree that employees who are separated will sever all ties with GM and Delphi except for any vested pension benefits (as such no pension supplements are payable), if any.

Employees who are on roll on the Effective Date of this Agreement who are also eligible for Supplemental Employee Benefits (SUB) will have their choice of SUB or the Severance Payment specified above but will not be entitled to both.

Employees hired after the Effective Date of this Agreement who have 3 or more years of seniority at the time their services are no longer required but prior to September 14, 2011 may elect a $40,000 severance payment or SUB as specified in the Supplemental Agreement.

Permanent employees covered by the Supplemental Agreement placed on indefinite layoff from the AHG- Fitzgerald plant after May 1, 2007 and prior to the Effective Date of this Agreement will be eligible for the severance payment provided they sign the required Conditions of Participation Release form.

7.	Any problems with the implementation of this Transformation section will be discussed by the National Parties in order to agree on an equitable solution.

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     D. MODIFICATIONS TO THE 2004 SUPPLEMENTAL AGREEMENT
The UAW and Delphi agree to the following Supplemental Agreement modifications:
1.	Wages

The UAW and Delphi agree that wages for Supplemental Employees, and for Traditional Employees who Buy Down will continue to be determined in accordance with the Supplemental Agreement except as modified below:
a.	Wage Progression. For production employees hired prior to the Effective Date of this Agreement, the 3% wage progression increases will be discontinued subject to the following:
(i)	Employees in groups A, B, or C (as defined in the Supplemental Agreement) hired before the Effective Date whose base hourly wage rate , as of the Effective Date, exceeds the respective group’s 2007 Floor Rate as described below, will receive his/her next scheduled wage progression increase, as defined in the 2004 Supplemental Agreement, following the Effective Date, and will thereafter receive wage increases only as described in Section D.1.d below. In the event such final wage progression increase occurs on or after December 31, 2007, it shall be adjusted upward to reflect the impact of any Wage Formula increase effective on that date, as described in Section D.1.d below.

(ii)	Employees in groups A, B, or C hired before the Effective Date whose base hourly wage rate , as of the Effective Date, is at or below the respective group’s 2007 Floor Rate as described below will continue to receive scheduled wage progression increases as defined in the 2004 Supplemental Agreement, if any, required to bring such employee up to the respective group’s 2007 Floor Rate. Any employee who has not reached his/her respective Floor Rate through scheduled wage progression increases will be automatically moved to the Floor Rate effective December 31, 2007, and will thereafter receive wage increases only as described in D.1.d below. Any wage increases described in D.1.d. below will be applied to an employee’s base wage rate following application of any automatic increase up to his/her respective group’s Floor Rate. (The examples provided in Attachment F are provided for reference in the administration of this provision).

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Supplemental	2007
Wage Group	Floor Rate*
A	$16.23
B	$15.30
C	$14.50

*	The Floor Rate will be adjusted at the beginning of each year as described in Section D.1.d below.
(iii)	An employee in Group D (“Screw Machine Operator” and “Screw Machine Operator – Trainee”) hired before the Effective Date whose base hourly rate , as of the Effective Date of this Agreement, is at or below his/her first progression step (i.e. $18.50) shall have his/her base rate increased to this first progression step on such date, and increased further to the second (and final) progression step of $19.50, effective December 31, 2007. The final progression step of $19.50 shall be the initial Floor Rate for Group D employees. Thereafter, such employees will receive wage increases only as described in Section D.1.d below, and consistent with the methodology as described in D.1.a.(i) and (ii) above.

(iv)	Traditional Employees taking the Buy-Down to Supplemental Employee status will be given credit in the wage progression schedule for time as a Traditional Employee up to the current wage maximum in each respective Supplemental Agreement wage group and will thereafter be treated as described in Section D.1.a.(i) above.
b.	Production Employee New Hire Rates

For all production employees hired after the Effective Date of this Agreement, new hire rates shall be established at the greater of (a) $14.00 per hour, or (b) 90% of the prevailing Floor Rate for the respective classification. As a temporary exception, employees newly hired into classifications belonging to Wage Group A between the Effective Date of this Agreement and December 31, 2007, will start at an initial hire rate of $14.42 per hour. The wage rate of employees hired under this temporary exception will be adjusted to $14.61 effective December 31, 2007, and thereafter proceed under the normal progression schedule as described below based on his/her hire date. Employees hired at the 90% level will receive four wage progression increases, one every 26 weeks in an amount equal to 2.5% of the then-prevailing Floor Rate, until reaching the Floor Rate for the relevant classification

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over the course of 104 weeks. Employees hired at the $14.00 rate will receive four wage progression increases, one every 26 weeks, in the amount necessary to achieve the then-prevailing Floor Rate over the course of 104 weeks in four proportional increases. These proportional increases shall be equal to the difference between the then-prevailing Floor Rate for the classification and the employee’s then-current rate multiplied by 25% for the first progression increase; 33% for the second; 50% for the third; and 100% for the fourth and final progression increase. All new hires will also receive the wage increases described in Section D.1.d below.

c.	COLA

As of the Effective Date of this Agreement, Skilled Trades employees covered by the Supplemental Agreement will have all accrued COLA folded into their base rates. Thereafter, future COLA adjustments shall be eliminated and replaced by Wage Formula increases as described in Section D.1.d below. With respect to the January, 2008 Wage Formula increase, the applicable percentage adjustment shall be applied to each employee’s base wage rate, including any applicable COLA folded in as of the Effective Date. Supplemental Production Employees hired prior to the Effective Date, and on active status as of August 1, 2007, will be eligible to receive a one-time COLA make-up adjustment payment in the amount of $350 payable during the week of August 6, 2007.

d.	Wage Formula Increases

Effective with the Monday of the week that includes the first scheduled workday of 2008 (12/31/2007), 2009 (1/5/2009), 2010 1/4/2010 and 2011 (1/3/2011), the hourly wage rate for each production and Skilled Trades employee will be increased by a percentage equal to the greater of (a) the annual percentage increase in average hourly earnings, excluding overtime, of employees in the Manufacturing sector (BLS Series CEU3000000033) or (b) the annual percentage increase in the All Items, Less Medical, CPI-W Index (1982-84=100), both as calculated for the 12 month period ending with the month of August prior to the respective increase date. In the event a calculated increase exceeds 3.75%, wages will be increased by 3.75% and the parties will determine a mutually acceptable disposition of the excess, guided by the twin goals of enhancing UAW members’ job and income security and the company’s competitiveness. In the event the wage formula generates a negative result, wages will not be reduced. Instead, the negative result, up to a negative 3.75%,

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would be used as a direct offset to the next subsequent formula increase (and subsequent increases after that, if necessary, until fully offset). For example, if the formula produced a negative result of 1.34% in one year followed by a 2.45% increase in the next year, the adjusted increase in the second year would be a net 1.11%. The engineering method of rounding will be adopted for all Wage Formula calculations: to three decimal places for the Manufacturing sector average hourly earnings component; to four decimal places for the annual inflation component; to four decimal places for year-to-year percentage changes for each of these components; and to two decimal places for new base hourly wage rates following application of a four decimal Wage Formula increase.

e.	Wage Formula Basis

In the event that either of the BLS Series data as referenced above is eliminated, the parties will adopt a mutually agreeable successor or replacement series for use in future calculations. When calculating a Wage Formula result for a current year, BLS data from the preceding year’s calculation will become the basis for the current year formula and will not be changed to reflect subsequent revisions in the published data, nor will a Wage Formula adjustment for a prior year be changed as a result of subsequent revisions in the underlying data.
2.	Individual Retirement Plan and Personal Savings Plan

Covered Employees under the Term Sheet (Attachment B) are not eligible to participate in the Individual Retirement Plan provisions of the Delphi pension plan or receive a company match to the Personal Savings Plan for the period of time they are eligible to accrue credited service in the GM pension plan in accordance with the Term Sheet.

3.	Post Retirement Health Care Account

Covered Employees who can attain eligibility to receive GM OPEB under the Term Sheet (Attachment B) are not eligible to receive credits in the Retiree Medical Account.
     E. LOCAL NEGOTIATIONS
The UAW and Delphi agree that local negotiations regarding work rules and other local agreement issues will be conducted on an expedited basis immediately upon ratification of this Agreement, with the support and assistance of the National Parties, at all “Keep”, “Sell” and “Footprint” sites (see Section B and Attachment A, D). At facilities to be sold/transferred, such local negotiations will involve the new owner.

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     F. PENSION AND OPEB / BENEFIT GUARANTEE
1.	The Parties have agreed to a Term Sheet with respect to the freezing of Delphi’s pension plan, the cessation of Other Post Employment Benefits (OPEB) for Delphi employees and retirees and the consensual triggering of the GM-UAW Benefit Guarantee. That agreement, the Term Sheet, is attached as Attachment B, and is incorporated by reference herein.
2.
a. GM and the UAW agree that the period of time on or before which GM’s obligations under sections b., c., d., and e. of the Benefit Guarantee Agreement between GM and the UAW, dated September 30, 1999 (“Benefit Guarantee”), may be triggered shall be extended to December 31, 2007 (and to March 31, 2008 if Delphi has commenced solicitation of acceptances of its chapter 11 plan of reorganization prior to December 31, 2007 but the plan has not been confirmed and substantially consummated or such later date as Delphi and GM shall agree to extend the Indemnification Agreement expiration in Section F.2.c)), provided, however that notwithstanding the foregoing or any other provision of this Agreement, this extension shall be without prejudice to any rights, defenses or claims of any Party with respect to the Benefit Guarantee.
b. Notwithstanding anything to the contrary in the Benefit Guarantee, this Agreement, or the Benefit Guarantee Term Sheet (Attachment B), GM and the UAW hereby agree that if, at any time prior to the Effective Date, as defined in Attachment B (including the event that such Effective Date never occurs):
1)	Delphi or its successor company(ies) terminates its pension plan covering the Covered Employees or ceases to provide on-going credited service for the Covered Employees working at Delphi or its successor company(ies), as applicable, section b. of the Benefit Guarantee will be triggered for such Covered Employees to whom such cessation or termination applies; or

2)	Delphi fails or refuses to provide post-retirement medical benefits to Covered Employees retired from Delphi with eligibility for such benefits prior to September 1, 2007, or Delphi reduces the level of post-retirement medical benefits for such Covered Employees below the level of benefits which GM is providing to its UAW-represented retirees, section c. of the Benefit Guarantee will be triggered for all such Covered Employees to whom such failure,

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refusal or reduction applies, except for any Covered Employee who is a “check the box” retiree.
Any such triggering in this Section F.2.b. will be subject to all other terms and conditions of the Benefit Guarantee. All terms of this Section F.2.b (even any that have already become effective) will be superseded in their entirety by Attachment B if and when Attachment B becomes effective. Notwithstanding the foregoing or any other provision of this Agreement, any triggering of the Benefit Guarantee hereunder as between GM and the UAW shall be without prejudice to the rights, defenses or claims of any Party with respect to the Benefit Guarantee (including, without limitation, Delphi, which the UAW and GM acknowledge has neither agreed nor consented to the triggering of the Benefit Guarantee pursuant to this Agreement or otherwise), except as to GM regarding its agreement to trigger as specifically provided for in this section F.2.b.
c. Delphi and GM agree that the eighth anniversary date reference in paragraph L of the Agreement between Delphi and GM, with respect to the Benefit Guarantee, dated as of December 22, 1999 (the “Indemnification Agreement”), i.e. October 18, 2007, shall be extended to December 31, 2007 (and to March 31, 2008 if Delphi has commenced solicitation of acceptances of its chapter 11 plan of reorganization prior to December 31, 2007 but the plan has not been confirmed and substantially consummated or such later date as Delphi and GM shall mutually agree); provided, however that notwithstanding the foregoing or any other provision of this Agreement, this extension shall be subject to a full reservation of rights to challenge on any grounds the validity or enforceability of the Indemnity Agreement or any claim GM has made or may make in connection with the Indemnity Agreement, and GM expressly agrees and acknowledges that nothing herein shall be deemed to be, or shall be evidence of, any waiver of any defense Delphi has concerning the Indemnity Agreement or any claim there under or otherwise including defenses arising out or related to the triggering of the Benefit Guarantee under this Agreement without Delphi’s approval or consent as an indemnitor under the Indemnity Agreement.
3.	Notwithstanding anything to the contrary in this Agreement or any other agreement between (a) the UAW and GM or (b) the UAW and Delphi, in the event that the Benefit Guarantee expires as described in Section F-2, and the Effective Date (as defined in the Benefit Guarantee Term Sheet (Attachment B)) has not occurred, and Delphi has unilaterally modified, terminated or in any way reduced or diminished any of the benefits covered by the Benefit Guarantee, the

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UAW shall be immediately released from any obligations to refrain from striking and shall be allowed to call a strike against Delphi and/or GM on two days written notice. This limited right to strike will terminate on the Effective Date of Attachment B or as provided in a substitute agreement between the UAW, Delphi and GM.
     G. INTENTIONALLY OMITTED
     H. OTHER NATIONAL AND LOCAL AGREEMENT MODIFICATIONS
1.	Hiring requirements

The UAW and Delphi agree that all existing and future hiring obligations and all such provisions contained in the Existing Agreements as defined below in Section 7 are eliminated.

2.	Transfer of Pension Assets and Liabilities – (414)(l)

A transfer of pension assets and liabilities will occur as provided in the Term Sheet pursuant to Internal Revenue Code Section (414)(l).

3.	Existing CHR/Legal Services

The Parties agree as follows:
a.	As of October 1, 2007, all Delphi funding and participation in the Legal Services Plan (Attachment I to the 2003 UAW-Delphi National Agreement) and all programs associated with the UAW-GM Center for Human Resources (CHR) will be terminated. Discussions about any joint programs to be continued, and the method for their administration at the local level in the absence of the CHR, will be a matter of Local Negotiations.

b.	CHR joint training fund accruals will be addressed as specified in Section J, below.

c.	The CHR/Joint Training Funds New Allocation Agreement dated April 2, 2001 is terminated as of the Effective Date of this Agreement.

d.	Existing Legal Services fund (cash and accruals) will be reserved for the exclusive use of eligible participants or to pay administrative expenses incurred by the Plan until depleted. Any excess (cash and accruals) will be addressed as specified in Section J below.

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4.	Holiday Schedule

Delphi and the UAW agree to adopt the same specified holidays as agreed to by General Motors and the UAW through September 14, 2011 (not including any paid Independence Week days except for the specified Independence Day holiday itself).

5.	Workers’ Compensation Letter

The Workers’ Compensation letter agreement attached to the 2003 Delphi HRP will be subject to the same modifications that may be made to the Workers’ Compensation letter agreement in the 2003 UAW – GM National Agreement as a result of 2007 National Negotiations between GM and the UAW.

6.	Temporary Employees

The UAW and Delphi agree that temporary employees may be used to satisfy need-to-run requirements in plants that are considered “Wind Downs”, “Sell” and “Footprint”. Temporary employees may be used in “Keep” sites to bridge any difficulties arising from the implementation of the attrition portion of this Agreement (Attachment C). The use of temporary employees at any site for any reason is subject to the approval of the UAW-Delphi National Parties.

7.	Existing Agreements

The UAW and Delphi agree that the Supplemental Agreement, the UAW-Delphi National Agreement dated September 18, 2003 and supplemental agreements attached as Exhibits thereto and UAW-Delphi Local Agreements (collectively the “Existing Agreements”) are modified or eliminated to conform to the provisions of this Agreement, as listed in Attachment E.

8.	Document 13

The UAW and Delphi agree that the Document 13 commitment in Article 2 of the Supplemental Agreement and Document 13 of the National Agreement shall remain in effect through and expire on September 14, 2011, and that both are waived to the extent necessary to implement the site plans outlined in Section B. and as described in detail in Attachment A (“Site Plans”).

9.	Appendix L

The UAW and Delphi agree that the terms of the existing Appendix L provisions of the 2003 UAW/Delphi National Agreement will be

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applicable with the understanding that upon the conclusion of these negotiations, the UAW-Delphi Joint National Sourcing Committee will identify the proper variable wage and benefit cost elements to be utilized in the Net Present Value Costing Methodology.
10.	GIS

The UAW and Delphi agree that the Guaranteed Income Stream (GIS) Program (Exhibit E to the 2003 UAW-Delphi National Agreement) will be eliminated.

11.	AOL

The UAW and Delphi agree that the Corporation-paid subsidy for AOL will be discontinued.
     I. EQUIVALENCE OF SACRIFICE
Delphi reaffirms its commitment to the principle of “equivalence of sacrifice” when establishing compensation and benefit levels for salaried employees and management, to ensure that sacrifices by UAW-represented employees are reflected in the pay and benefit practices of all non-represented employees.
Information provided by Delphi related to this matter will be in accordance with the requirements of the Supplemental Agreement.
     J. SETTLEMENT OF ALL EMPLOYEE, RETIREE, AND UNION ASSERTED AND UNASSERTED CLAIMS
The Parties agree to the following in partial consideration for the UAW entering into this Agreement and in consideration for the releases to be provided pursuant to Section K.
1.	Individual settlements pursuant to Transformation Program terms and conditions.

2.	The UAW has asserted a claim against Delphi in the amount of $450 million as a result of the modifications encompassed by this Agreement and various other UAW agreements during the course of Delphi’s bankruptcy. Although Delphi has not acknowledged this claim, GM has agreed to settle this claim by making a payment in the amount of $450 million, which the UAW has directed to be paid directly to the DC VEBA established pursuant to the settlement agreement approved by

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the court in the case of Int’l Union, UAW, et. al. v. General Motors Corp., Civil Action No. 05-73991.
3.	Delphi is current in its payment of Delphi-related CHR expenses and Legal Services through year end 2006 and to date in 2007. In addition, on October 1, 2007, the UAW will receive payment for an allowed claim against Delphi in the amount of $140 million consisting of CHR existing accruals of $134 million and UAW-Delphi Legal Services Plan accruals of $6 million (adjusted by the difference between accruals and expenditures until the effective date of the plan of reorganization) in complete settlement of the UAW and the UAW-GM Center for Human Resources claims asserted as to CHR Joint Funds and the UAW-Delphi Legal Services Plan accruals and expenses. The amount of $30 million will be directed to the UAW-GM Center for Human Resources and the balance will be paid directly to the DC VEBA established pursuant to the settlement agreement approved by the court in the case of Int’l Union, UAW, et. al. v. General Motors Corp., Civil Action No. 05-73991.

4.	Excludes waiver of rights to vested pension benefits, workers compensation benefits, unemployment compensation benefits and pursuance of pending ordinary course grievances of employees remaining in the workforce.

5.	All other consideration and concessions provided by GM and Delphi under the terms of this Agreement and all attachments to this Agreement.
The Parties also acknowledge that (i) the consideration provided by GM pursuant to this Agreement and all attachments to this Agreement constitutes a substantial contribution to Delphi’s plan of reorganization, (ii) this contribution is necessary to the success of Delphi’s plan of reorganization, and (iii) GM would not have made this contribution without obtaining the waivers and releases provided for herein. The Parties further acknowledge that nothing in the preceding sentence shall give rise to or entitle GM to seek or be allowed any claim against or consideration from any entity, including Delphi, other than as specifically approved by the Bankruptcy Court as agreed to by Delphi and GM in a comprehensive settlement agreement resolving the financial, commercial, and other matters between them.
     K. EFFECTIVE DATES AND BANKRUPTCY PROCEEDINGS
1.	Subject to its terms and conditions, this Agreement is a final, binding and conclusive commitment and agreement that will be effective on the later of entry of an Order by the U.S. Bankruptcy Court approving this Agreement that is satisfactory to the UAW, GM and Delphi (the

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“Approval Order”), or the first Monday following receipt by Delphi of written notice of ratification from the UAW (the “Effective Date”). The ratification process will commence as soon as practical following the date of this Agreement. In connection with Delphi’s prosecution of a motion to obtain entry of the Approval Order in the Bankruptcy Court, (a) Delphi shall use its best efforts to file a motion for approval of this Agreement in form and substance reasonably acceptable to the Parties to be heard not later than the first monthly omnibus hearing at which the motion can be considered under the case management orders entered in the Bankruptcy Court, (b) Delphi shall provide, to the extent reasonably practicable, both the UAW and GM with copies of, and a reasonable opportunity to comment on, all motions, applications, proposed orders, pleadings and supporting papers prepared by Delphi for filing with the bankruptcy court relating to court approval of this Agreement, and (c) the Parties shall support the approval of this Agreement in the Bankruptcy Court without condition, qualification or exception.
2.	The parties acknowledge that the following provisions of this Agreement will not become effective until all of the following events have occurred and as of the date when the last of such events shall have occurred: (a) execution by Delphi and GM of a comprehensive settlement agreement resolving the financial, commercial, and other matters between them and (b) the substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases and confirmed by the Bankruptcy Court which incorporates, approves and is consistent with all of the terms of this Agreement and the comprehensive settlement agreement between Delphi and GM:
a. The Benefit Guarantee Term Sheet (Attachment B)
b. Delphi pension freeze (Section F and Attachment B)
c. Cessation of Delphi OPEB (Section F and Attachment B)
d. 414(l) transfer (Section H.2 and Attachment B)
e. Section J.2.
3.	The Parties agree that the order of the Bankruptcy Court approving this Agreement shall provide that any plan of reorganization consistent with this Agreement and any confirmation order entered into with respect to such plan shall include the following provisions:
a)	On the effective date of such plan of reorganization, the UAW, all employees and former employees of Delphi represented or formerly represented by the UAW, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, waive and release and be deemed to have waived and released any and all claims of any nature, whether liquidated, unliquidated, contingent, non-

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contingent, asserted or unasserted, existing and/or arising in the future against Delphi, its subsidiaries or affiliates, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, its subsidiaries or affiliates, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising directly or indirectly from or in any way related to any obligations under the collective bargaining agreements between Delphi and the UAW and between GM and the UAW related to such employees and the UAW-GM-Delphi Memorandum of Understanding Benefit Plan Treatment related to such employees (provided, however, that claims for benefits provided for or explicitly not waived under the provisions of this Agreement are not waived).
b)	A plan exculpation and release provision (which provision shall be at least as comprehensive as the plan exculpation and release provision under the plan of reorganization for the debtor) for the UAW released parties (which shall include the UAW and each of their current or former members, officers, committee members, employees, advisors, attorneys, accountants, investment bankers, consultants, agents and other representatives) with respect to any liability such person or entity may have in connection with or related to the Delphi bankruptcy cases, the formulation, preparation, negotiation, dissemination, implementation, administration, confirmation or consummation of any of the plan of reorganization, the disclosure statement concerning the plan of reorganization, this Agreement or the Agreements on Attachment E hereto or any contract, employee benefit plan, instrument, release or other agreement or document created, modified, amended or entered into in connection with either the plan of reorganization or any agreement between the UAW or Delphi, or any other act taken or omitted to be taken consistent with this Agreement in connection with the Delphi bankruptcy.

c)	This Agreement and the agreements referenced in Attachment E shall be assumed under 11 U.S.C. §365.
4.	The Parties agree that they will cause the UAW-GM Center for Human Resources to enter into a consent order in the Bankruptcy Court agreeing to the treatment of the CHR claim provided for in Section J of this Agreement.

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5.	Nothing contained herein shall constitute an assumption of any agreement described herein, including, without limitation any collective bargaining agreement between the UAW and Delphi (except as provided for in Section K.3) or any commercial agreement between GM and Delphi, nor shall anything herein be deemed to create an administrative or priority claim with respect to GM or convert a prepetition claim into a postpetition claim or an administrative expense with respect to any party. The Parties further agree (and the Bankruptcy Court order shall also provide) that this Agreement is without prejudice to any interested party (including the parties to this Agreement and the statutory committees) in all other aspects of Delphi’s Chapter 11 cases and that each Party to this Agreement reserves all rights not expressly waived herein.

6.	Unless this Agreement is consummated following all required approvals, nothing herein shall bind any of the Parties nor shall the Agreement be admissible in any judicial or other proceeding on behalf of or against any Party.

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The parties, by their duly authorized officers and representatives, agree accordingly this 22nd day of June 2007.

International Union, UAW	Delphi Corporation	General Motors Corporation

/s/ CAL RAPSON	/s/ KEVIN BUTLER	/s/ DIANA TREMBLAY

/s/ RICHARD RUPPERT	/s/ DARRELL R. KIDD	/s/ J. PONCE

/s/ MIKE GRIMES	/s/ M. BETH SAX	/s/ FRANCIS S. JAWORSKI

/s/ DAN SHERRICK	/s/ D. SCOTT MITCHELL	/s/ ARTHUR R. SCHWARTZ

	/s/ JUDY MATZELLE	/s/ LEIGH J. DUSHANE

	/s/ STEVEN R. GEBBIA	/s/ JEAN S. ROSE

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Attachment A
SITE PLANS
OVERVIEW
•	The following site documents describe GM’s and Delphi’s product program commitments to the sites (Keep, Sell and Footprint). At the Sell Sites, the Parties understand that the new owners’ involvement and perspective will be needed as part of the process.

•	General Motors will suspend all Sourcing on current products and new products (identified in Attachment A-1) at the Keep, Sell and Footprint Sites (after their transformation) for the life cycles of the identified engine programs, vehicle programs, warehousing, unitizing, trucking-related and component manufacturing.

•	Program name changes will not alter the commitments made for the Keep Sell and Footprint Sites in this document. In the event a product program identified in Attachment A-1 is cancelled, discussions will be held between General Motors, Delphi and the UAW to find alternative solutions.

•	Grand Rapids, Kokomo, Rochester and Lockport (the “Keep” Sites) will retain all current parts, including their current respective percentage of the total volume, through the life cycles of the identified engine and vehicle programs which they supply to General Motors.

•	General Motors will award new work to the Keep Sites as identified in Attachment A-1, and Delphi will produce the associated products at the Keep Sites.

•	Delphi will suspend all Sourcing relative to the above referenced current product programs manufactured for GM at the Keep sites, as well as the new products identified in Attachment A-1, through the life cycles of the engine and vehicle programs associated with these commodities. If a component in the above program awards causes the product to become uncompetitive, the local parties will meet to resolve the problem. If the local parties cannot reach resolution, the National Parties will provide assistance. If the parties are still unable to reach resolution, Appendix L will be utilized.

•	A few GM products are dual sourced. If future volume reductions occur at the Keep, Sell and Footprint sites, GM and/or Delphi will maintain the previously identified volume percentage at the impacted locations.

•	Revenue and jobs as identified in this document (including Attachment A-1) are based on current estimates of program volumes which are subject to change based on future market conditions and are not financial or volume guarantees.

•	Investment and engineering figures are estimates based on the current understanding of program requirements which are subject to change based on future program revisions, and are not financial or volume guarantees.

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GRAND RAPIDS
CURRENT STATE
•	Booked revenue projected to increase from $174 million in 2007 to $195 million in 2011 (reference Attachment A-1).
GM COMMITMENT
•	GM will award the new product programs starting in 2010-2012, including Cylinder Deactivation, Lash Adjusters, Lifter Guide Assemblies, and the 4.5 HO V-8 12mm HLA. GM will commit these product programs (for specific program details see the charts included in Attachment A-1), with the potential for additional new product programs as they are released. The majority of the specific program replacement for incumbent work is beyond the GM program planning horizon at this time.
DELPHI COMMITMENT
•	Engineering and capital investment of approximately $22.5 million will be made by Delphi at the Grand Rapids facility as required to support the above-designated product programs.

Memorandum of Understanding	Page 27 of 46

ROCHESTER
CURRENT STATE
•	Booked revenue projected to decrease from $583 million in 2007 to $343 million in 2011 (reference Attachment A-1).
GM COMMITMENT
•	GM will award the new product programs for Fuel Rails, IAFM’s & IAM’s, SIDI, LOMA and Canisters (Note: E85 injectors are included as part of the Fuel Rails/SIDI system). GM will commit these product programs (for specific program details see the charts included in Attachment A-1), with the potential for additional new product programs as they are released.
o	The most significant programs for the site are the GMPT SIDI programs for the next generation (Gen V) engines.

o	GM has confirmed that Delphi has demonstrated the technical capability to satisfy product requirements and compete for SIDI programs as future applications are identified.
DELPHI COMMITMENT
•	Engineering and capital investment of approximately $134 million will be made by Delphi at the Rochester facility as required to support the Gen V SIDI program.

Memorandum of Understanding	Page 28 of 46

LOCKPORT
CURRENT STATE
•	Booked revenue projected to decline from $753 million in 2007 to $457 million in 2011 (reference Attachment A-1).
GM COMMITMENT
•	GM will award the new product programs for a variety of HVAC and Powertrain Cooling (PTC) products. GM is committing these product programs (for specific program details see the charts included in Attachment A-1), with the potential for additional product programs as they are released.

•	The most significant future programs for the site are a large portion of the C3XX HVAC and PTC products.
DELPHI COMMITMENT
•	Engineering and capital investment of approximately $48 million will be made by Delphi at the Lockport facility as required to support the C3XX HVAC/PTC product programs.

Memorandum of Understanding	Page 29 of 46

KOKOMO
CURRENT STATE
•	Booked revenue projected to decline from $666 million in 2007 to $310 million in 2012 (reference Attachment A-1).
GM COMMITMENT
•	GM will award the new product programs for a variety of powertrain and electronics related products. GM is committing these product programs (for specific program details see the charts included in Attachment A-1), with the potential for additional product programs as they are released.

•	The most significant future product programs for the site are:
o	Gen V SIDI Engine Controllers.

o	TEHCM Controllers (T-90, T-76).

o	GM BAS+ APM/BPIM (electronics & system assembly).

o	Crash sensing SDM.

o	Note: Delphi will relocate ECM/BCM from Milwaukee to Kokomo per the timing in the transition plan shared with the Union June 15, 2007.
•	The basis of competition for manufacturing this electronics product line is generally dominated by low-cost non-U.S. manufacturers (favorable packing density logistics). Therefore, it is critical for the future of the site that the parties work together to address this competitive challenge, including evaluation of ongoing wafer fabrication operations.

Memorandum of Understanding	Page 30 of 46

SANDUSKY
GENERAL
•	Intent of all parties is to complete sale as soon as possible, but in any event by the end of 2008.

•	Objective is to accomplish a sale of the Sandusky operation to a new owner who is committed to bearing manufacturing as an on-going business.

•	The below defined commitments from GM and Delphi are contingent upon this business being sold to an acceptable buyer.

•	Investment of an estimated $40 million in engineering and capital will be required to support the various Gen III Bearing programs.

•	If the sale of the Sandusky site is not concluded by December 31, 2008, GM will cause the Sandusky operations to be transferred as set forth in Section B.2 of this Memorandum of Understanding.
GM COMMITMENT
•	Support the sale of the business.

•	Provide/award a book of business for extended period of time.
o	GM has agreed to award new programs with annual volume estimated at approximately 6.0 million bearings, for product programs as follows:
▪	N.A. Delta fronts and rears.

▪	Theta Epsilon, Zeta.

▪	N.A. Epsilon, Theta.
•	GM has issued purchase orders for five years subject to the above stated conditions, i.e. a sale or transfer to a third party.

•	GM has confirmed that Sandusky has demonstrated the technical capability to satisfy product requirements and compete for bearing program opportunities as future applications are identified.
DELPHI COMMITMENT
•	Support the sale of the business.

•	Agree to asset sale as appropriate to support sale of Sandusky.

•	Support hourly workforce transformation.

•	Support the transition of technical expertise and resources.

•	Until the business is sold, or December 31, 2008, whichever is sooner, Delphi will operate the facility.
UAW COMMITMENT
•	Waive Document 13 of the National Agreement to the extent necessary to complete the sale/transformation.

Memorandum of Understanding	Page 31 of 46

ADRIAN
GENERAL
•	Intent of all parties is to complete the divestiture as soon as possible and in any event by end of 2007.

•	Objective is to accomplish a transfer of operations to a new owner as an on-going business.

•	If the sale of the Adrian site is not concluded by December 31, 2008, GM will cause the Adrian operations to be transferred as set forth in Section B.2 of this Memorandum of Understanding.

•	GM will not impede the future site owner’s efforts to attract non-GM business.
GM COMMITMENT
•	Support the sale of the business.

•	Provide/award a book of business for extended period of time.

•	Negotiate long-term supply agreement with buyer.

•	GM will commit to similar levels of content for the C3XX instrument panel components as Adrian currently produces for the GMT 900 program.
DELPHI COMMITMENT
•	Support the sale of the business.

•	Agree to sale of assets as appropriate to support sale of the business.

•	Support hourly workforce transformation.

•	Support the transition of technical expertise and resources.

•	Until the business is sold, or December 31, 2008, whichever is sooner, Delphi will operate the facility.
UAW COMMITMENT
•	Waive Document 13 of the National Agreement to the extent necessary to complete the sale/transformation.

Memorandum of Understanding	Page 32 of 46

SAGINAW STEERING — SAGINAW
GENERAL
•	Intent of all parties is to complete the divestiture as soon as possible and in any event by end of 2007.

•	Objective is to accomplish a transfer of operations to a new owner as an on-going business.

•	If the sale of the Saginaw site is not concluded by December 31, 2010, GM will cause the Saginaw operations to be transferred as set forth in Section B.2 of this Memorandum of Understanding.
GM COMMITMENT
•	Support the sale of the business.

•	Provide/award a book of business for extended period of time.

•	Negotiate long-term supply agreement with buyer.

•	GM will commit to product programs as described in Attachment A-1. These programs will remain in the Saginaw, Michigan site for the duration of the product life cycle.

•	GM agrees to award to Saginaw, Michigan the C3XX front half shafts, rack & pinion gear, integral gear, steering columns and (if technical capability is demonstrated to GM Engineering satisfaction) steering pumps and rear half shafts.

•	Based upon future product applications for the Electronic Power Steering (EPS), GM will award the C3XX EPS to the Saginaw, Michigan site if the technical and engineering capability of the organization is demonstrated to GM Engineering.

•	In the event that it is determined that the technical specifications cannot be met, GM, the Company and the UAW will initiate discussions so that alternative job opportunities for future available product programs are identified that are within the technical capabilities of the Company.
DELPHI COMMITMENT
•	Support the sale of the business.

•	Agree to sale of assets as appropriate to support sale of the business.

•	Support hourly workforce transformation.

•	Support the transition of technical expertise and resources.

•	Until the business is sold, or December 31, 2010, whichever is sooner, Delphi will operate the facility.

Memorandum of Understanding	Page 33 of 46

UAW COMMITMENT
•	Waive Document 13 of the National Agreement to the extent necessary to complete the sale/transformation.

Memorandum of Understanding	Page 34 of 46

SAGINAW MFG. NEWCO
GENERAL
•	Intent of all parties is to complete transfer as soon as possible.

•	Objective is to maintain presence in Saginaw County area

•	Objective is to create a successful on-going business entity, operated by a third party, and provide jobs

•	If the transfer of the Saginaw Manufacturing site is not concluded by December 31, 2008, the operations will be handled in accordance with Section B.3 of this Memorandum of Understanding.
GM COMMITMENT
•	GM will award new product programs as outlined in Attachment A-1, which includes brake corner machining and brake corner assembly.

•	Grant Newco a ROLR for next generation replacement programs or next generation value-added assembly (VAA) opportunities as they are identified through the GM Product Development Process for the programs described above.

•	GM will fund engineering design and development and start-up costs for Newco to enable a competitive piece price environment for long-term viability.

•	The job opportunities described above will provide an initial commitment of 500 jobs.
DELPHI COMMITMENT
•	Support the transfer of the business.

•	Agree to sale of assets as appropriate for transfer of Saginaw Mfg.

•	Agree to support the transfer of work to the Saginaw area from other Delphi sites providing acceptable commercial terms and conditions can be reached between the parties (GM and Delphi).

•	Consider facility lease proposals as appropriate with respect to the transfer process.

•	Support transfer of hourly workforce.

•	Until the transfer of the business is complete, or December 31, 2008, whichever is sooner, Delphi will operate the facility.
UAW COMMITMENT
•	Waive Document 13 of the National Agreement to the extent necessary to implement the plan.

Memorandum of Understanding	Page 35 of 46

FLINT – EAST
GENERAL
•	Objective is to maintain presence in Flint area.

•	Objective over time is to bring new work into the area operated by a third party as an ongoing business entity and provide jobs as existing legacy work exits from the Flint-East site without successor program replacement.

•	After December 31, 2008, Delphi will no longer have ongoing responsibility for the hourly employees, but will continue to own, operate and support the site through the end of current OE production at the site.

•	After December 31, 2008, all remaining hourly employees will be handled in accordance with Section B.3 of this Memorandum of Understanding.

•	Employees who become redundant after October 1, 2007 and prior to new work being available to the site, will be transferred to a third party and placed on layoff and, if eligible, will be paid unemployment benefits and applicable SUB.
GM COMMITMENT
•	GM will develop and implement a unitizing facility (or facilities) in the Flint area (to be named later) to be represented by Local 651 by transitioning certain work beginning January, 2008 that is currently contracted to third party packagers (230 jobs). This work will be staffed by current employees represented by Local 651, who will become GM employees at the wage and benefit levels as contained within the modified UAW-Delphi Supplemental Agreement. Any issues, administrative details or the application of the modified Supplemental Agreement will be resolved by GM and the GM Department of the International Union, UAW. This work is anticipated to be fully transitioned by July, 2008 and will remain through January 1, 2015.

•	In addition, GM is prepared to commit this business on new and replacement service parts, not unitized by suppliers, for unitizing awards through the 2011 model year.

•	GM also commits to provide 220 “trucking-related” jobs with ramp-up timing beginning no later than the fall of 2007 with the commitment level attained by July 2008. Local 651 employees will be able to make application for these “trucking-related” jobs in conjunction with the selection process managed by Local 659 and the Company responsible for the “trucking-related” jobs.

•	GM also commits to identify 550 additional job opportunities for Local 651, in addition to the work described above to provide 1,000 total jobs upon full implementation. In the event that a sufficient number of job opportunities are not identified by July 1, 2008, GM will allocate the C3XX cluster to replace the existing GMT 900 cluster work. GM will also identify

Memorandum of Understanding	Page 36 of 46

additional replacement work to be placed in Flint – East to attain the committed employment level of 1,000 jobs by July 1, 2008.
DELPHI COMMITMENT
•	Support hourly workforce transformation.

•	Provide approximately 350 instrument cluster jobs at the Flint – East site until the end of their respective program life cycles and/or in accordance with the transition plan.

•	Additionally Delphi will support an initial complement of approximately 150 jobs related to GM service MRA’s through the end of current OE cluster production.
UAW COMMITMENT
•	Waive Document 13 of the National Agreement to the extent necessary to implement the transformation plan.

Memorandum of Understanding	Page 37 of 46

NEEDMORE RD.
GENERAL
•	Objective is to maintain presence in Dayton area.

•	Objective over time is to bring new work into the area as an on-going business entity and provide jobs.

•	If the transfer of the Needmore Rd. site employees has not been completed within 30 days following the end of OE production (currently scheduled for June 30, 2008), or December 31, 2008, whichever is sooner, the employees will be transferred in accordance with Section B.3 of this Memorandum of Understanding.

•	Employees who become redundant prior to new work being available to the site, will be transferred to a third party and placed on layoff and, if eligible, will be paid unemployment benefits and applicable SUB.
GM COMMITMENT
•	GM will develop and implement a warehousing facility (or facilities) in the Dayton area (location to be named later) to be represented by Local 696 by transitioning certain work beginning July, 2008 that is currently contracted to third party logistics providers (160 jobs). These employees will become GM employees at the wage and benefit levels as contained within the modified UAW-Delphi Supplemental Agreement. Any issues, administrative details or the application of the modified Supplemental Agreement will be resolved by GM and the GM Department of the International Union, UAW. This work is anticipated to be fully transitioned by March, 2009, and will remain through January 1, 2015.

•	As new vehicle programs are launched, GM will commit service parts warehousing work for these vehicles through the 2011 model year.

•	GM also commits to provide 140 “trucking-related” jobs with ramp-up timing beginning on or about September, 2008, with the commitment level attained by March, 2009.

•	GM will transition IPC/CKD services from a current third party supplier, which currently employs approximately 250 employees beginning in July, 2008 with the commitment level attained by January, 2009.

•	GM also commits, by March, 2008, to identify 200 additional job opportunities for Local 696, in addition to the work described above to provide 750 total jobs upon full implementation.
DELPHI COMMITMENT
•	Support the transfer of the hourly workforce.

•	Delphi will manage the current existing programs through the end of production, or December 31, 2008, whichever is sooner.

•	Until the transfer of the employees is complete, or December 31, 2008, whichever is sooner, Delphi will operate the facility.

Memorandum of Understanding	Page 38 of 46

UAW COMMITMENT
•	Waive Document 13 of the National Agreement to the extent necessary to implement the transformation plan.

Memorandum of Understanding	Page 39 of 46

COTTONDALE
GENERAL
•	Intent of all parties is to complete the divestiture as soon as possible and in any event by end of 2007.

•	Objective is to accomplish a transfer of operations to a new owner as an on-going business.
CURRENT STATE
•	Booked revenue projected to decline from $324.7 million in 2007 to $101.5 million in 2011 (reference attached documents).

•	New work opportunities at the Mercedes assembly plant include future cockpit programs (W-166, X-166 and W-251 NG). This new business represents an annual revenue stream of approximately $320 million. Winning this new business will be dependent upon the plant’s ability to satisfy Mercedes’ requirements in the areas of quality, technology and cost.

•	The basis of competition for assembly of this product is generally dominated by low-cost U.S.-based assemblers. Therefore, it is critical for the future of the plant that the parties work together to address this ongoing competitive challenge.
DELPHI COMMITMENT
•	Support the sale of the business.

•	Agree to sale of assets as appropriate to support sale the business.

•	Support hourly workforce transformation.

•	Support the transition of technical expertise and resources.
UAW COMMITMENT
•	Waive Document 13 of the National Agreement to the extent necessary to complete the sale/transformation.

•	Work with the new buyer to develop a competitive agreement that will support the plant in winning new business.

Memorandum of Understanding	Page 40 of 46

Attachment A-1
UAW Site Revenue & Headcount Projections
Attached Separately

Memorandum of Understanding	Page 41 of 46

Attachment B
Term Sheet – Delphi Pension Freeze and Cessation of OPEB, and GM Consensual Triggering of Benefit Guarantee”
Attached Separately

Memorandum of Understanding	Page 42 of 46

Attachment C
Special Attrition Plan
Attached Separately

Memorandum of Understanding	Page 43 of 46

Attachment D
COMPETITIVE OPERATING AGREEMENT FRAMEWORK

Local Negotiations
DELPHI	Competitive Operating Agreement Framework
To improve plant competitiveness, promote operating viability and better position the plants to win new business, the following represents Delphi’s and GM’s view of critical elements for discussion during Local Negotiations at all Keep, Sell and Footprint sites.
◆ Process
–	Commence local negotiations at all Keep, Sell and Footprint Issue sites as promptly following ratification

–	Conclude local COA negotiations within 60 days following ratification

–	Wages and benefits not included in Local Negotiations
◆ Top Priority Local COA Issues:
–	Effective utilization of workforce capabilities to achieve competitive direct to indirect ratios
»	Elimination of uncompetitive activities (direct and indirect): outsource/subcontract as required
–	Flexibility to use skilled trades efficiently, focusing on direct support of production operations
»	Reduce skilled trades classifications (ultimately to Electrical, Mechanical)

»	No restrictions on combination of jobs or “right of access” (eliminate LODs)

»	Operate production equipment as required
–	Flexibility to use production employees efficiently
»	Reduce production classifications to a minimum

»	No restrictions on combination of jobs

»	Enhancing production employee skills and utilizing them to their fullest capabilities (maintenance of tooling/equipment, changeovers, etc.)
–	Reduce employee movement to protect quality of product and operating efficiencies

–	Overtime
»	Resolve uncompetitive skilled trades Full Utilization restrictions

»	Simplify scheduling and equalization administration
–	Attendance
»	Implement a local No Fault Attendance Program

»	FMLA Administration as allowed by law
◆ Eliminate prior agreements and practices that generate unnecessary operating costs
◆ The local parties will not be constrained in achieving a COA by existing agreements/past practices

Delphi Confidential – Subject to Protective Order	Industrial Relations

Memorandum of Understanding	Page 44 of 46

Attachment E
List of Agreements
Attached Separately

Memorandum of Understanding	Page 45 of 46

Attachment F
Illustrative Example of Wage Progression Scales

	Group A Hire Date
	7/1/05	8/1/06	10/1/06	11/1/06	2/1/07

Initial Base	14.00	14.00	14.00	14.00	14.00
6 Mth Progression #1	14.42	14.42	14.42	14.42	—
6 Mth Progression #2	14.85	—	—	—	—
6 Mth Progression #3	15.30	—	—	—	—

Base As Of June 30, 2007	15.30	14.42	14.42	14.42	14.00
Incremental Next Wage Progression	0.46	0.43	0.43	0.43	0.42

Revised Base	15.76	14.85	14.85	14.85	14.42

December 30, 2007 Incr. Conversion To Floor	0.47	1.38	1.38	1.38	1.81
Wages As Of December 30, 2007	16.23	16.23	16.23	16.23	16.23

January 2008 Base With Accrued COLA	16.23	16.23	16.23	16.23	16.23
Multiplied By Wage Formula %, Greater Of	CPI-W / Mfg. Sector Earnings Change

Equals	Revised January Base

	Group B Hire Date
	7/1/05	8/1/06	10/1/06	11/1/06	2/1/07

Initial Base	14.00	14.00	14.00	14.00	14.00
6 Mth Progression #1	14.42	14.42	14.42	14.42	—
6 Mth Progression #2	14.85	—	—	—	—
6 Mth Progression #3	15.30	—	—	—	—

Base As Of June 30, 2007	15.30	14.42	14.42	14.42	14.00
Incremental Next Wage Progression	—	0.43	0.43	0.43	0.42

Revised Base	15.30	14.85	14.85	14.85	14.42

December 30, 2007 Incr. Conversion To Floor	—	0.45	0.45	0.45	0.88
Wages As Of December 30, 2007	15.30	15.30	15.30	15.30	15.30

January 2008 Base With Accrued COLA	15.30	15.30	15.30	15.30	15.30
Multiplied By Wage Formula %, Greater Of	CPI-W / Mfg. Sector Earnings Change

Equals	Revised January Base

	Group C Hire Date
	7/1/05	8/1/06	10/1/06	11/1/06	2/1/07

Initial Base	14.00	14.00	14.00	14.00	14.00
6 Mth Progression #1	14.42	14.42	14.42	14.42	—
6 Mth Progression #2	14.50	—	—	—	—
6 Mth Progression #3	14.50	—	—	—	—

Base As Of June 30, 2007	14.50	14.42	14.42	14.42	14.00
Incremental Next Wage Progression	—	0.08	0.08	0.08	0.42

Revised Base	14.50	14.50	14.50	14.50	14.42

December 30, 2007 Incr. Conversion To Floor	—	—	—	—	0.08
Wages As Of December 30, 2007	14.50	14.50	14.50	14.50	14.50

January 2008 Base With Accrued COLA	14.50	14.50	14.50	14.50	14.50
Multiplied By Wage Formula %, Greater Of	CPI-W / Mfg. Sector Earnings Change

Equals	Revised January Base

Memorandum of Understanding	Page 46 of 46

Attachment A-1

UAW Site
Revenue & Headcount Projections

June 21, 2007

DELPHI

Delphi Confidential For Discussion Only – Subject to Fed. R. EVID. 408 1

UAW Site Revenue & Headcount Projections June 21, 2007 Attachment A-1

Attachment A-1

Revenue – Headcount Projection – Grand Rapids

250
200
150
100
50
0
Revenue ($M)
174
199
205
200
200
200
195
197
168
Brown Line = Booked + Contract Extensions
Dashed Green Line = Total Site Revenue With Identified Projects
CY
2007
2008
2009
2010
2011
2012

	2007	2008	2009	2010	2011	2012
Average Headcount (Brown Line Rev)	535	565	572	542	542	489
Average Headcount (Green Line Rev)	535	565	572	542	544	TBD

DELPHI

Delphi Confidential For Discussion Only – Subject to Fed. R. EVID. 408 2

Revenue - Headcount Projection - Grand Rapids Attachment A-1

Attachment A-1

GM Major Products Pipeline – Grand Rapids

$ Millions Revenue

CY	2007	2008	2009	2010	2011	2012
Brown Line (Includes Injectors From Coopersville) (Booked + Contract Extensions)	174.0	199.0	204.5	199.5	194.8	168.2
New Product Program Awards						
Gen V OHC (6.2) - Cylinder Deac - Standard Lash Adjuster					0.5	1.9
Gen V OHC (6.2) - Cylinder Deac - Deac Lash Adjuster					1.7	7.2
Gen V OHV (5X) - Cylinder Deac - Lifter Guide Assembly					2.4	19.0
4.5 HO Diesel HLA				0.5	1.0	1.0
Sub Total New Programs				**0.5**	**5.6**	**29.1**
Total Site Revenue	**174.0**	**199.0**	**204.5**	**200.0**	**200.4**	**197.3**
Not Awarded Due to Technical Capability: Gen V Cam Phasing					2.1	12.1

DELPHI

Delphi Confidential For Discussion Only – Subject to Fed. R. EVID. 408 3

GM Major Products Pipeline - Grand Rapids Attachment A-1 Note: GM & Delphi have discussed & jointly agreed on the above specified new product program awards. Revenue estimates for these awards shown above are based upon volume, price, & market share data consistent with Delphi's budget/business plan.

Attachment A-1

Grand Rapids Major Program Share

Major Program	% of Business	Remarks
Gen V OHV (5X) - Cylinder Deac - Lifter Guide Assembly	50%	Engine Driven; V8 Application
Gen V OHC (6.2) - Cylinder Deac - Standard Lash Adjuster	100%	Engine Driven; V8 Application
Gen V OHC (6.2) - Cylinder Deac - Deac Lash Adjuster	100%	Engine Driven; V8 Application
4.5 HO V8 Diesel 12mm HLA	100%	Engine Driven; New Engine - Jan 2010

DELPHI

Delphi Confidential
For Discussion Only – Subject to Fed. R. EVID. 408
4

Grand Rapids Major Program Share Attachment A-1

Attachment A-1

Grand Rapids Product Plan

GM-Delphi Proposal
Current Business
2008
2009
2010
2011
2012
HFV6 Cam Phaser
2013
12mm Lash Adjusters
2013
Valve Lifters
Gen IV Cylinder Deactivation
Line Engine (L4; L5; L6) Cam Phasers
New Product Program Awards
Gen V Cylinder Deactivation (6.2 DOHC & 5X OHV)
2015
Gen V Lash Adjusters (6.2 DOHC)
2015
*Gen V Cam Phasing
4.5 HO V8 Diesel 12mm Lash Adjuster
2015

*Not awarded due to technical capability

GM Confidential

5

GM Confidential Grand Rapids Product Plan 9 Attachment A-1 2013 2013 2015 2015 2015

Attachment A-1

Revenue – Headcount Projection – Rochester

600
500
400
300
200
100
0
Revenue ($M)
583
516
454
387
343
231
462
399
440
485
Brown Line = Booked + Contract Extensions
Dashed Green Line = Total Site Revenue With Identified Projects
CY
2007
2008
2009
2010
2011
2012

	2007	2008	2009	2010	2011	2012
Average Headcount (Brown Line Req)	1,185	1,025	909	863	824	555
Average Headcount (Green Line Req)	1,185	1,025	925	880	922	TBD

DELPHI

Delphi Confidential

For Discussion Only – Subject to Fed. R. EVID. 408

6

Revenue - Headcount Projection - Rochester Attachment A-1

Attachment A-1

GM Major Products Pipeline – Rochester

$Millions Revenue

CY	2007	2008	2009	2010	2011	2012
Brown Line (Booked + Contract Extensions)	583.0	516.0	454.0	387.0	343.0	231.0
New Product Program Awards						
Gen V OHV(5X) Application of SIDI - Rail / Injectors Only					38.3	115.4
Gen VMPFI - Fuel System (Rail, Injectors)					8.7	20.4
Gen VMPFI - Intake Manifold					7.2	16.8
Gen V OHV(5X) - Lifter Oil Manifold Assembly (LOMA)					1.9	14.4
Gen V OHC (6.2) - Lifter Oil Manifold Assembly (LOMA)					3.0	13.5
IAM - Gen V OHV(5X) Truck					14.8	42.9
IAM - Gen V OHC (6.2) Truck					6.5	14.8
Canister - GMT960				0.5	1.2	1.2
Canister - NG Sigma			2.5	2.4	2.3	2.5
Canister - GMX553/556				0.3	2.1	2.0
Canister - GMX511/521/551			5.1	6.8	6.1	5.6
Canister - NG GMT355; GMT721/722/731/732/741/742			0.3	1.9	4.4	4.1
Sub Total New Programs			7.9	11.9	96.5	253.6
Total Site Revenue	583.0	516.0	461.9	398.9	439.5	484.6
LOST: Gen V OHC (6.2) Application of SIDI - Rail / Injectors Only					16.8	38.2

DELPHI

Delphi Confidential For Discussion Only – Subject to Fed. R. EVID. 408 7

GM Major Products Pipeline - Rochester Attachment A-1 Note: GM & Delphi have discussed & jointly agreed on the above specified new product program awards. Revenue estimates for these awards shown above are based upon volume, price, & market share data consistent with Delphi's budget/business plan.

Attachment A-1

Rochester Major Program Share

Major Program	% of Business	Remarks
Gen V OHV (5X) Application of SIDI - Rail / Injectors Only	100%	Gen V Trucks; V8 Engine Application
Gen V MPFI - Fuel System (Rail, Injectors, IAM)	100%	Gen V Trucks; Engine Driven
Gen V OHV (5X) - Lifter Oil Manifold Assembly (LOMA)	100%	Engine Driven; V8 Application
Gen V OHC (6.2) - Lifter Oil Manifold Assembly (LOMA)	100%	Engine Driven; V8 Application
IAM - Gen V OHV (5X) Truck	100%	Gen V Trucks; V8 Engine Application
IAM - Gen V OHC (6.2) Truck	100%	Gen V Trucks; V8 Engine Application

DELPHI

Delphi Confidential For Discussion Only – Subject to Fed. R. EVID. 408 8

Rochester Major Program Share Attachment A-1

Attachment A-1

Rochester Product Plan

GM-Delphi Proposal
Current Business
2008
2009
2010
2011
2012
Canister - GMT345/355
- GMT360/560
- GMT610/9XX
- GMX222/295
EGR Valves
Fuel Rails
- HVV6 (3.5/3.9L)
2013
- L850 (2.2L)
- L4 (2.8L); L5 (3.5L); L6 (4.2L)
- 3800V6, 3.1V6 (3.8L/3.1L)
IAFM
- GEN IV
- 4.3L
Intake Manifold (3.8L)
Gen IV LOMA
New Product Program Awards
Gen V IAM - SIDI Truck (5X OHV & 6.2 DOHC)
2015
Gen V Rails; Injectors - SIDI 5X OHV
2015
Gen V MPFI (Intake Manifold; Rails; Injectors)
2015
Canister - NG Sigma/Zeta/GMT7XX/GMT560
2015
Gen V LOMA (5X OHV & 6.2 DOHC)
2015

GM Confidential

9

GM Confidential Rochester Product Plan 17 Attachment A-1 2013 2015 2015 2015 2015 2015 Note: As of this writing, Fuel Cell products are not fully developed and associated costs and market prices are not well defined. In that regard, Delphi will commit the North American work to the Rochester Site with the understanding that the local parties will develop, as soon as feasible, a manufacturing plan that financially supports the production and assembly work being placed at the Site. If any disputes arise between the local parties concerning the plan, either party may request assistance from the National Parties.

Attachment A-1

Revenue – Headcount Projection – Lockport

800
700
600
500
400
300
200
100
0
Revenue ($M)
CY
2007
2008
2009
2010
2011
2012
753
684
525
465
457
285
689
554
532
615
570
Brown Line = Booked
Dashed Green Line = Total Site Revenue With Identified Projects

Average Headcount (Brown Line Rev)	1,506	1,279	973	899	888	553
Average Headcount (Green Line Rev)	1,506	1,289	1,024	1,012	1,120	TBD

DELPHI

Delphi Confidential For Discussion Only – Subject to Fed. R. EVID. 408 10

Revenue - Headcount Projection - Lockport Attachment A-1

Attachment A-1

GM Major Products Pipeline – Lockport

$ Millions Revenue

CY	2007	2008	2009	2010	2011	2012
Brown Line (Booked)	753.0	684.0	525.0	465.0	457.0	285.0
New Product Program Awards						
C3XX Pick-up PTC						42.2
C3XX Utility PTC					16.7	31.4
C3XX Pick-up HVAC						56.5
C3XX Utility HVAC					22.4	42.0
GMX245 HVAC				1.7		
GMX245 PTC				1.7		
GMT560 HVAC		3.9	9.2	7.5	7.9	7.8
GMT560 PTC		1.3	2.8	2.5	2.7	2.7
GMT610 HVAC			8.7	19.3	18.4	17.1
GMT610 PTC			7.5	16.5	15.7	14.7
GMT913/915 - H2 NG HVAC			0.9	1.7	1.8	0.7
GMT913/915 - H2 NG PTC			0.8	1.4	1.6	0.6
GMX711/721/731 Corvette NG HVAC					3.4	3.8
GMX711/721/731 Corvette NG PTC					3.3	3.6
GMX716 NG XLR HVAC				0.1	0.2	0.6
GMX716 NG XLR PTC				0.1	0.2	0.6
GMX553/Lucerne PTC				5.1	10.0	8.9
GMX556/ DTS PTC				2.3	7.9	7.1
GMX553/Lucerne HVAC				4.6	8.9	7.8
GMX556/ DTS HVAC				2.3	7.9	7.2
GMT9XX Diesel & Gas RAD/CAC		0.0	0.0	0.0	29.4	29.4
Sub Total New Programs		5.2	28.9	66.9	158.4	284.7
Total Site Revenue	**753.0**	**689.2**	**553.9**	**531.9**	**615.4**	**569.7**

Contract Extensions

DELPHI

Delphi Confidential

For Discussion Only – Subject to Fed. R. EVID. 408

11

GM Major Products Pipeline - Lockport Contract Extensions Attachment A-1 Note: GM & Delphi have discussed & jointly agreed on the above specified new product program awards. Revenue estimates for these awards shown above are based upon volume, price, & market share data consistent with Delphi's budget/business plan.

Attachment A-1

Lockport Major Program Share

Major Program	% of Business	Remarks
C3XX Pick-up PTC	100%	71% Lockport; 29% Mexico - Same As Today (Mexico Supports Silao Assembly Plant)
C3XX Utility PTC	100%	71% Lockport; 29% Mexico - Same As Today (Mexico Supports Silao & Arlington Assembly Plants)
C3XX Pick-up HVAC	80%	82% Lockport; 18% Mexico - Same As Today (Mexico Supports Silao Assembly Plant)
C3XX Utility HVAC Front	100%	78% Lockport; 22% Mexico - Same As Today (Mexico Supports Silao Assembly Plant)
C3XX Utility HVAC Rear	100%	100% Lockport - Same As Today

DELPHI

Delphi Confidential
For Discussion Only – Subject to Fed. R. EVID. 408
12

Lockport Major Program Share Attachment A-1

Attachment A-1

Lockport Product Plan

GM-Delphi Proposal
Current Business
2008
2009
2010
2011
2012
HVAC/PTC
- GMX245
- GMT360/370
- GMT560/610
2015+
- H2
- GMT900
- GMX211
- GMX215
PT Cooling
- Delta/Epsilon
- GMX222/272
- Epsilon 2
New Product Program Awards
C3XX HVAC/PTC
2015/2016
GMT913/915 H2 HVAC/PTC
2015
GMX553/556 HVAC/PTC
2015
GMX711/721/731 HVAC/PTC
2016
GMX716 XLR HVAC/PTC
2016
GMT9XX Diesel & Gas RAD/CAC
2016

GM Confidential

13

GM Confidential Lockport Product Plan 25 Attachment A-1 2015 2015+ 2015/2016 2015 2016 2016 2016

Attachment A-1

Revenue – Headcount Projection – Kokomo

700
600
500
400
300
200
100
0
Revenue ($M)
666
558
544
478
422
520
381
523
310
Brown Line = Booked + Contract Extensions
Dashed Green Line = Total Site Revenue With Identified Projects

CY	2007	2008	2009	2010	2011	2012
Average Headcount (Brown Line Req)	1,477	1,183	1,224	983	847	709
Average Headcount (Green Line Req)	1,477	1,183	1,224	1,050	1,018	TBD

DELPHI

Delphi Confidential
For Discussion Only – Subject to Fed. R. EVID. 408
14

Revenue - Headcount Projection - Kokomo Attachment A-1

Attachment A-1

GM Major Products Pipeline – Kokomo

$ Millions Revenue

CY	2007	2008	2009	2010	2011	2012
Brown Line (Booked + Contract Extensions)	666.0	558.2	543.7	421.9	381.3	309.9
New Product Program Awards						
Gen V V8 SIDI Eng Controller (E92)					3.0	15.0
TEHCM Controllers - T90				3.3	14.9	31.7
TEHCM Controllers - T76				28.1	49.2	47.7
GM BAS+ APM/BPIM Electronics [With Premium]				17.1	46.5	62.2
GM BAS+ APM/BPIM System Assembly				3.8	10.4	13.8
*Crash Sensing SDM			0.0	3.3	15.0	42.8
Sub Total New Programs	**0.0**	**0.0**	**0.0**	**55.6**	**139.0**	**213.3**
Total Site Revenue	**666.0**	**558.2**	**543.7**	**477.5**	**520.3**	**523.2**

* Includes: C3XX (Utility & Pick-up); GMT721/722/731/732/741/742; GMX711/721/731; GMT915; GMT745; GMX716

DELPHI

Delphi Confidential

For Discussion Only – Subject to Fed. R. EVID. 408

15

GM Major Products Pipeline - Kokomo Attachment A-1 Note: GM & Delphi have discussed & jointly agreed on the above specified new product program awards. Revenue estimates for these awards shown above are based upon volume, price, & market share data consistent with Delphi's budget/business plan.

Attachment A-1

Kokomo Major Program Share

Gen V V8 SIDI Eng Controller (E92)	100%	Engine Driven; V8 Application
TEHCM Controllers - T76	40%	6 Speed Transmission Driven; Controller Only; Various Engines
TEHCM Controllers - T90	100%	6 Speed Transmission Driven; Controller Only; Various Engines
C3XX Pick-up/Utility Crash Sensing SDM	100%	Crash Sensing SDM Portion Only

DELPHI

Delphi Confidential

For Discussion Only – Subject to Fed. R. EVID. 408

16

Kokomo Major Program Share Attachment A-1

Attachment A-1

Kokomo Product Plan

GM-Delphi Proposal
Current Business
2008
2009
2010
2011
2012
Gas Control Modules
ECM/BCM (From Milwaukee)
Q3 '08
Transmission Control Module
Crash Sensors
Pressure Sensors
New Product Program Awards
TEHCM - RWD (T90)
2015
TEHCM - FWD (T76)
2015
SIDI (E92 Controller) - Gen V V8 Engine
2016
Crash Sensing SDM
2015/2016
BAS+ APM/BPIM Electronics
2016
BAS+ APM/BPIM System Assembly
2016

GM Confidential

17

GM Confidential Kokomo Product Plan 33 Attachment A-1 2015 2015 2016 2015/2016 2016 2016

Attachment A-1

Revenue – Headcount Projection – Sandusky

300
250
200
150
100
50
0
Revenue ($M)
283
271
242
227
222
217
118
81
64
68
Dashed Green Line = Total Site Revenue With Identified Projects
Brown Line = Booked + Contract Extensions
CY
2007
2008
2009
2010
2011
2012

Average Headcount (Brown Line Rev)	829	606	264	180	143	105
Average Headcount (Green Line Rev)	829	606	538	485	453	TBD

DELPHI

Delphi Confidential For Discussion Only – Subject to Fed. R. EVID. 408 18

Revenue - Headcount Projection - Sandusky Attachment A-1

Attachment A-1

GM Major Products Pipeline – Sandusky

$ Millions Revenue

CY	2007	2008	2009	2010	2011	2012
Brown Line (Booked + Contract Extensions)	282.8	271.2	117.7	80.5	64.0	67.5

New Product Program Awards

Global Epsilon (NA Front & Rear) Wheel Bearings			40.1	49.7	49.5	47.7
Delta Family II (Front & Rear) Wheel Bearings			43.8	45.4	56.7	52.7
Zeta (GMX511/521/551) Front & Rear Wheel Bearings			33.8	42.3	42.6	40.7
Theta Epsilon (GMT166/168) Front & Rear Wheel Bearings			3.0	4.6	4.5	4.1
Theta (GMT172/177) Front Wheel Bearings			3.5	4.3	4.3	4.3
Sub Total New Programs	**0.0**	**0.0**	**124.2**	**146.3**	**157.6**	**149.5**
Total Site Revenue	**282.8**	**271.2**	**241.9**	**226.8**	**221.6**	**217.0**

DELPHI

Delphi Confidential For Discussion Only – Subject to Fed. R. EVID. 408 19

GM Major Products Pipeline - Sandusky Note: GM & Delphi have discussed & jointly agreed on the above specified new product program awards. Revenue estimates for these awards shown above are based upon volume, price, & market share data consistent with Delphi's budget/business plan. Attachment A-1

Attachment A-1

Sandusky Product Plan

Current Business
2008
2009
2010
2011
2012
GMX001
GMT001
GMX222
GMX272
GMX365
GMX211
GMX245
GMX215
GMT360
GMT265
GMX295
GMX322
2013
GMT201
Service
PT Roller Clutches
New Product Program Awards
Delta (Family II Front & Rear)
2013/2014
Theta (GMT172/177 Front)
2012/2014
Global Epsilon (NA Front & Rear)
2013/2015
Zeta (GMX511/521/551 Front & Rear)
2013/2014
Theta Epsilon (GMT166/168 Front & Rear)
2014

GM Confidential

20

Sandusky Product Plan GM Confidential 39 Current Business 2008 2009 2010 2011 2012 GMX001 GMT001 GMX222 GMX272 GMX365 GMX211 GMX245 GMX215 GMT360 GMT265 GMX295 GMX322 GMT201 Service PT Roller Clutches New Product Program Awards Delta (Family II Front & Rear) Global Epsilon (NA Front & Rear) Zeta (GMX511/521/551 Front & Rear) Theta (GMT172/177 Front) Theta Epsilon (GMT166/168 Front & Rear) 2013 2013/2014 2013/2015 2013/2014 2012/2014 2014 Attachment A-1

Attachment A-1

Revenue – Headcount Projection – Adrian

160
140
120
100
80
60
40
20
0
Revenue ($M)
146
128
124
121
121
115
106
40
Brown Line = Booked + Contract Extensions
Dashed Green Line = Total Site Revenue With Identified Projects
CY
2007
2008
2009
2010
2011
2012

Average Headcount (Brown Line Rev)	320	279	263	245	234	70
Average Headcount (Green Line Rev)	320	279	263	245	234	TBD

DELPHI

Delphi Confidential For Discussion Only – Subject to Fed. R. EVID. 408 21

Revenue - Headcount Projection - Adrian Attachment A-1

Attachment A-1

GM Major Products Pipeline – Adrian

$ Millions Revenue

CY	2007	2008	2009	2010	2011	2012
Brown Line (Booked + Contract Extensions)	145.9	127.6	124.1	120.6	105.8	40.1

New Product Program Award

	2007	2008	2009	2010	2011	2012
C3XX - Instrument Panel					15.3	75.0

	2007	2008	2009	2010	2011	2012
Total Site Revenue	**145.9**	**127.6**	**124.1**	**120.6**	**121.1**	**115.1**

DELPHI

Delphi Confidential
For Discussion Only – Subject to Fed. R. EVID. 408
22

GM Major Products Pipeline - Adrian Note: GM & Delphi have discussed & jointly agreed on the above specified new product program awards. Revenue estimates for these awards shown above are based upon volume, price, & market share data consistent with Delphi's budget/business plan. Attachment A-1

Attachment A-1

Adrian Product Plan

GM-Delphi Proposal
Current Business
2008
2009
2010
2011
2012
GMT900 Pick-up/Utility Instrument Panel
Non-GM Instrument Panel
GMT610 Upper Instrument Panel
2015
New Product Program Awards
C3XX Pick-up/Utility Instrument Panel
2015/2016

GM
GM Confidential
23

GM Confidential Adrian Product Plan 45 Attachment A-1

GM Confidential 47 Saginaw Steering Product Plan (1/2) Attachment A-1 Program Name R&P Gear Integral Gears Pumps CEPS Columns Half- shafts GMT345 Tilt GMT355 CB Tilt 32 DO GMT360 Base CB Tilt 32 TP GMT530 X X GMT560 X GMT610 Base 680 P GMT610 Tilt GMT900 Base 680 P Tilt 37 / 60 TP H2 680 P Tilt 60 TP Epsilon Manual X 27 / 32TP Epsilon Base CB R&T 27 / 32TP GMT201 Base CB 32 TG GMT265 X GMT319 CB GMX001 27TP GMX211 Base CB Tilt 27 / 32 TP GMX215 Magnasteer Tilt: Pwr GMX222 Base / Mag-E CB Tilt: Base/Pwr 27 TP/32 UTJ GMX231 Base CB Tilt 27 / 32 TP GMX245 Magnasteer F Tilt GMX272 Mag-E CB Tilt: Pwr 32 UTJ GMX295 Tilt: Pwr GMX320 X X GMX365 Base / Mag CB Tilt 27 / 32 TP GMX367 Magnasteer CB Tilt 27 / 32 TP S-Car Manual S-Car X 2011 2012 2007 2008 2009 2010 2015 2015 2015

Attachment A-1

Saginaw Steering Product Plan (2/2)

Program Name	R&P Gear	Integral Gears	Pumps	CEPS	Columns	Half-shafts	2007	2008	2009	2010	2011	2012
Future Production Booked Business												
GMNA Cars												
NA Delta II						X						2014
NA Epsilon II	X					X						2015
Zeta: GMX511/521/551					X	X						2014
GMX553/556					X	X						2015
New Product Program Awards												
C3xx	X	X	X		X Hydraulic and EPS	Frt X , RR X						2015/2016
GMT915		X	X		X	X						2014
Next Gen GMT355					X							Program Not Defined
Family A Steering Pump			X									

GM Confidential

25

GM Confidential 49 Saginaw Steering Product Plan (2/2) Attachment A-1 Future Production Booked Business New Product Program Awards Hydraulic and EPS C3xx X X X X Frt X , RR X GMT915 X X X X Next Gen GMT355 X Program Not Defined 2016 GMNA Cars NA Delta II X NA Epsilon II X X Zeta: GMX511/521/551 X X GMX553/556 X X 2014 2015 2014 2015 2015/2016 2014 Family A Steering Pump X

Attachment A-1

Saginaw Manufacturing Newco Product Plan

New Product Program Awards	Rotors	Knuckles	Corners	Extender	2009	2010	2011	2012
NA Global Epsilon	Frt-Rear		Frt-Rear					2015
NA Global Delta GMX001	Frt-Rear	Frt	Frt					2015
NA Global Delta GMT001	Frt	Frt	Frt					2015
Zeta	Frt-Rear	Frt-Rear	Frt-Rear					2015
Theta	Frt							2015
GMT900 Sys 5&6 HD, H2	Frt	Frt	Frt	Sys 6				2015
TE 5+2		Frt-Rear						2015
GMT721/722		Frt						2015
TE GMT166/168		Frt-Rear						2015

GM Confidential
26

GM Confidential 51 Saginaw Manufacturing Newco Product Plan Attachment A-1 2015 2015 2015 2015 2015 2015 2015 2015 2015

Attachment A-1

Flint-East Product Plan

Current Product
2007
2008
2009
2010
2011
Cluster's
GM OE MRA's
GM Service MRA's
Delphi Aftermarket MRA's
New Work Awards
Unitizing
2015
Trucking
Q3 '07
2015
C3XX Clusters
2015

GM Confidential
27

GM Confidential 53 2015 2015 2015 Q3 '07 Flint-East Product Plan Attachment A-1

Attachment A-1

Needmore Rd. Product Plan

Current Product
2007
2008
2009
2010
2011
2012
Brake Components
New Work Awards
Trucking
2015
Warehousing
2015
IPC / CKD
2015

GM Confidential

28

GM Confidential 55 Needmore Rd. Product Plan Attachment A-1

Attachment A-1

Revenue – Labor Rate Projections – Cottondale

400
350
300
250
200
150
100
50
0
Revenue ($M)
325
318
317
317
102
317
340
Brown Line = Booked + Contract Extensions
Dashed Green Line = Total Site Revenue With Identified Projects
CY
2007
2008
2009
2010
2011
2012

DELPHI

Delphi Confidential
For Discussion Only – Subject to Fed. R. EVID. 408
29

Revenue - Labor Rate Projections - Cottondale Average Headcount (Brown Line Rev) 235 233 233 233 82 0 Average Headcount (Green Line Rev) 235 233 233 233 TBD TBD Attachment A-1

Attachment A-1

Major Products Pipeline – Cottondale

$ Millions Revenue

CY	2007	2008	2009	2010	2011	2012
Brown Line (Booked + Contract Extensions)	324.7	317.5	317.3	317.3	101.5	0.0
New Product Program Opportunities (Non-GM)						
W166 Cockpit					184.3	189.3
X166 Cockpit						88.0
W251 NG Cockpit					31.5	63.0
Sub Total New Programs					**215.8**	**340.3**
Total Site Revenue	**324.7**	**317.5**	**317.3**	**317.3**	**317.3**	**340.3**

DELPHI

Delphi Confidential For Discussion Only – Subject to Fed. R. EVID. 408 30

Major Products Pipeline - Cottondale Attachment A-1

Attachment A-1

Cottondale Product Plan

Delphi Proposal

	2008	2009	2010	2011	2012
Mercedes M Class Cockpit				Q2-2011	
Mercedes R Class Cockpit				Q2-2011	
Mercedes GL Class Cockpit				Q2-2011	

Delphi Confidential
For Discussion Only – Subject to Fed. R. EVID. 408
31

61 Cottondale Product Plan Attachment A-1

ATTACHMENT B
Term Sheet – Delphi Pension Freeze and Cessation of OPEB, and
GM Consensual Triggering of Benefit Guarantee
1)	This Term Sheet sets forth the agreement of General Motors Corporation (“GM”), Delphi Corporation, or any successor to Delphi as a result of the acquisition of substantially all the stock or assets of Delphi Corporation or a merger of Delphi Corporation, or any plan sponsor of the Delphi Hourly-Rate Employees Pension Plan (“Delphi”), and the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America and its applicable Local Unions (“UAW”) regarding the freeze of the 2003 Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”), Delphi’s cessation of post-retirement health care benefits and employer-paid post-retirement life insurance benefits (hereinafter referred to as “OPEB”), and the terms of a consensual triggering and application of the Benefit Guarantee agreement between GM and the UAW, dated September 30, 1999 (“Benefit Guarantee”). For purposes of this Term Sheet, the term “Covered Employee” will have the same meaning as in the Benefit Guarantee and the term Trigger Date means January 1, 2007. Except as otherwise expressly stated herein, the terms of the respective Delphi and GM employee benefit plans and programs will govern. This Term Sheet does not, and is not intended to, constitute an employee benefit plan under the meaning of ERISA.
2)	The parties acknowledge that this Term Sheet will become effective (the “Effective Date”) when all of the following events have occurred and as of the date when the last of such events shall have occurred: (a) the entry of an approval order by the Bankruptcy Court in Delphi’s chapter 11 cases approving UAW-Delphi-GM Memorandum of Understanding-Delphi Restructuring which incorporates (among other subject matters) this Term Sheet and approves modifications to the existing collective bargaining agreements between Delphi and the UAW resolving any Section 1113 and 1114 motions pending in the Bankruptcy Court as between Delphi and the UAW; (b) successful ratification by the UAW membership of such of the agreements referred to in the preceding clause as are determined by the UAW to require such ratification; (c) execution by Delphi and GM of a comprehensive settlement agreement resolving the financial, commercial, and other matters between them; and (d) the substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases (the “Plan”) and confirmed by the Bankruptcy Court which incorporates, approves and is consistent with all of the terms of this Term Sheet and the comprehensive settlement agreement between Delphi and GM.
     Pensions
3)	Pursuant to the Plan and this Term Sheet, Delphi will as of the first of the month next following the Effective Date or as soon as practicable thereafter in accordance with applicable law (the “Freeze Date”), amend the Delphi HRP so as to freeze benefit accruals for future credited service in the Delphi HRP, except as set forth in paragraph 4.b. of this Term Sheet. This freeze does not apply to the Individual Retirement Plan provisions of the Delphi HRP.
4)	With regard to such amendment and freeze of the Delphi HRP, Delphi will cause the frozen Delphi HRP to pay benefits in accordance with the terms of the Delphi HRP and applicable law. In this regard, the parties agree as follows:
a)	Covered Employees, who are retired as of the Freeze Date, will continue to be eligible for and receive from the Delphi HRP all benefits, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP as of the date immediately preceding the Effective Date.

b)	Delphi employees (without regard to whether they are also “Covered Employees”) who are participants in the UAW-GM-Delphi Special Attrition Program, the Supplement to UAW Special Attrition Program, or the Special Attrition Program-Transformation provided for in Attachment C of the UAW-Delphi-GM Memorandum of Understanding-Delphi Restructuring (collectively the “SAP”), and who are not retired or separated from service under the SAP as of the Freeze Date, will receive credited service in the Delphi HRP for all purposes, including but not limited to eligibility, vesting and future benefit accruals, as if there were no freeze, until the earlier of their retirement or separation from service under the terms of the SAP. For the avoidance of doubt, the Delphi HRP is solely responsible for all credited service for accrual, vesting and eligibility purposes for all Delphi participants in the SAP, including but not limited to participants in the pre-retirement program option. Further, all Delphi SAP participants will be eligible for and will receive full Delphi HRP benefits upon their retirement under the terms of the SAP, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP as of the date immediately preceding the Effective Date. Delphi SAP participants are not eligible to participate in the Individual Retirement Plan provisions of the Delphi HRP and are not eligible to receive Delphi matching contributions under the Delphi Personal Savings Plan.

c)	Covered Employees (other than those referred to in paragraph 4.b. of this Term Sheet) who are eligible to retire as of the Freeze Date will, upon their retirement, receive from the frozen Delphi HRP all benefits provided for in the Delphi HRP under the terms in effect as of the date immediately preceding the Effective Date, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP.

d)	Covered Employees (other than those referred to in paragraph 4.b. of this Term Sheet) who become eligible to retire after the Freeze Date, when taking into account Delphi credited service, their age at retirement, any GM credited service provided for under paragraph 8. of this Term Sheet, and any other applicable credited service (including credited service as recognized by the Delphi HRP in accordance with paragraph 5 of this Term Sheet), will upon their retirement

2

receive from the Delphi HRP all benefits provided for in the Delphi HRP, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP under the terms in effect as of the date immediately preceding the Effective Date.

e)	For the avoidance of doubt, Covered Employees referred to in paragraphs 4.c. and 4.d. of this Term Sheet, will, upon retirement, receive from the Delphi HRP in addition to any other applicable Delphi HRP benefits the:
i.	full amount of the 30 & out benefit (except as specified in paragraph 9. of this Term Sheet for Covered Employees who flowed back or flowback to GM) through age 62 and one month, or the 80% date for those born on or before September 14, 1945, including, but not limited to, the full Early Retirement Supplement, in effect as of the date immediately preceding the Effective Date;

ii.	portion of the Interim Supplement (which is applicable in both 85 point and 60 & 10 retirements) in effect under the Delphi HRP based on the credited service accrued as of the date immediately preceding the Freeze Date and age at the time of retirement; and

iii.	portion of the Temporary Benefit (T&PD and mutual retirements) in effect under the Delphi HRP based on the credited service accrued as of the date immediately preceding the Freeze Date, not to exceed 30 years.
f)	For the avoidance of doubt, no Delphi HRP participants, including the Covered Employees referred to in paragraphs 4.a. through 4.d. of this Term Sheet, will receive lump sum payments or any increase in benefits above the level of those provided for in the Delphi HRP as of January 1, 2007, except as may be mutually agreed by the UAW and Delphi after the term of the extended 2003 UAW-Delphi National Agreement, i.e. after September 14, 2011. Additionally, no new participants will be allowed to join the frozen Delphi HRP.

g)	Until the Freeze Date, Covered Employees who buydown, pursuant to the UAW-Delphi-GM Memorandum of Understanding-Delphi Restructuring, to the UAW-Delphi Supplemental Agreement dated April 29, 2004, as amended, will continue to receive credited service in the Delphi HRP for all purposes, including but not limited to, eligibility, vesting, and future benefit accruals under the same terms and conditions in the Delphi HRP as prior to the buydown. During this period, such Covered Employees will not be eligible for the Individual Retirement Plan provisions of the Delphi HRP or matching contributions under the Delphi Personal Savings Plan.

h)	Covered Employees who continue to be employed by Delphi after the period of time they are eligible to accrue credited service in the GM HRP under paragraph 8.a. of this Term Sheet will become eligible to participate in the Individual

3

Retirement Plan provisions of the Delphi HRP and be eligible to receive matching contributions under the Delphi Personal Savings Plan following the expiration of such period.
5)	After the Freeze Date, all Delphi HRP participants (other than those referred to in paragraph 4.b. of this Term Sheet), including, but not limited to, Covered Employees who are employed at a Delphi operation divested after October 8, 2005, who had not retired or separated from service as of the Freeze Date will, subject to the other terms of the Delphi HRP in effect as of the date immediately preceding the Effective Date, be treated in the Delphi HRP as active participants for all purposes, other than future benefit accruals based on additional credited service, for all periods of time on or after the Freeze Date and prior to retirement or separation from service from Delphi, GM, or any Delphi operation divested after October 8, 2005; provided, however, that for any Delphi operation divested after October 8, 2005 and prior to the Effective Date such active participant treatment is subject to paragraph 6 of this Term Sheet. Treatment of employees who flowback under the UAW-GM-Delphi Flowback Agreement is addressed in paragraph 9 of this Term Sheet. Moreover, Delphi HRP participants who are separated from Delphi as part of a divestiture of a Delphi operation will not be eligible to participate in the Individual Retirement Plan provisions of the Delphi HRP following such separation.
6)	The Delphi HRP’s ability to treat separated employees who are employed at a Delphi operation divested after October 8, 2005 and prior to the Effective Date, as active participants for all purposes other than future benefit accruals based on additional credited service in accordance with paragraph 5 of this Term Sheet is contingent upon Delphi obtaining all required governmental approvals (which Delphi is seeking). If Delphi does not obtain such governmental approvals, Delphi will provide an alternative to enable such participants to continue to accrue credited service for purposes of vesting and eligibility to retire the same as other similar active Delphi HRP participants. Such alternatives include, but are not limited to, temporarily leasing the employees to a successor employer or amending the frozen Delphi HRP on a retroactive basis (i.e., after the Effective Date) to recognize credited service with a successor employer for purposes of vesting and eligibility (but not benefit accrual).
7)	In furtherance of the Plan, the parties agree that Delphi’s action to freeze the Delphi HRP as set forth in paragraph 3. of this Term Sheet will trigger sections b. and e. of the Benefit Guarantee for Covered Employees as of the Freeze Date.
8)	In accordance with GM’s obligations under section b. of the Benefit Guarantee, GM and the UAW agree that as of the Freeze Date the General Motors Hourly-Rate Employee Pension Plan (“GM HRP”) will be amended to provide the following:
a)	Covered Employees, who are Delphi employees as of the Freeze Date or Covered Employees who are employed at a Delphi operation divested after October 8, 2005 and prior to the Freeze Date (other than those referred to in paragraph 4.b. of

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this Term Sheet), will be eligible to accrue credited service under the GM HRP for all purposes, including but not limited to eligibility, vesting, and future benefit accruals for the seven (7) year period commencing on the Freeze Date. Any such benefits provided by the GM HRP shall be at the level and scope in effect at Delphi on the day immediately preceding the Effective Date and shall be secondary to benefits provided by Delphi, the Delphi HRP, any of their subsidiaries, affiliates or successors or associated pension plans, and/or the PBGC. In no event shall the GM HRP provide pension benefits on such credited service at a level and scope that exceeds that being provided to hourly retirees of GM. The amount of such credited service accrued will equal:
i.	the amount of credited service that, but solely for the Freeze, would have been earned after the Freeze Date under Article III of the Delphi HRP in effect as of the date immediately preceding the Effective Date; and

ii.	to the extent not taken into account in paragraph 8.a.(i) of this Term Sheet, the amount of credited service that, but solely for the Freeze and divestiture, would have been earned while working after the Freeze Date at any Delphi operation divested after October 8, 2005.
Nothing in this Term Sheet shall be deemed to require GM to grant credited service beyond that described in this section 8.a. Employees shall be provided only the amount of credited service earned as described in this section 8.a, and shall not receive credited service otherwise.

b)	In regard to the credited service accrued in the GM HRP under paragraph 8.a. of this Term Sheet, the GM HRP will recognize Delphi HRP credited service accrued prior to the Freeze Date for purposes of vesting and eligibility to retire for any Covered Employee. No other Delphi HRP credited service will be recognized by the GM HRP.

c)	The GM HRP benefit payable to a Covered Employee, who retires as a normal retirement under Article II, section 1. of the Delphi HRP and GM HRP , will be a Basic Benefit based on GM HRP credited service accrued under paragraph 8.a. of this Term Sheet and the rates in effect under the Delphi HRP as of the Effective Date.

d)	The GM HRP benefit payable to a Covered Employee, who retires under Article II, section 2(a)(3) of the Delphi HRP and GM HRP with 30 or more years of credited service prior to age 62 and one month, will be a Basic Benefit payable beginning at age 62 and one month based on the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet and the rates in effect under the Delphi HRP as of the Effective Date.

e)	The GM HRP benefit payable to a Covered Employee, who retires under the Delphi HRP and GM HRP prior to age 65 with 85 Points or age at least 60 with

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10 or more years of credited service, under Article II, section 2(a)(1) or 2(a)(2) of the Delphi HRP and GM HRP or as a Total and Permanent Disability retirement under Article II, section 3 of the Delphi HRP approved both by Delphi pursuant to the procedures applicable to the Delphi HRP as of the date immediately preceding the Effective Date and approved by GM under the procedures applicable to the GM HRP, or as a retirement under mutually satisfactory conditions pursuant to Article II, section 2(b) of the Delphi HRP for the plants identified in section B.4 (excluding Athens) of the UAW-Delphi-GM Memorandum of Understanding- Delphi Restructuring, will consist of the following:
i.	the Basic Benefit based on the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet, age at time of retirement, and the rates in effect under the Delphi HRP as of the Effective Date. Such benefits from the GM HRP are payable beginning upon the date of retirement and will be redetermined, if applicable at age 62 and one month, under the terms of the Delphi HRP in effect as of the date immediately preceding the Effective Date; and

ii.	if applicable, an interim supplement based on the rates in effect under the Delphi HRP as of the date immediately preceding the Effective Date for the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet and age at time of retirement. The duration of such interim supplement is modified as set forth in the letter in the Delphi HRP entitled Social Security.

iii.	if applicable, a temporary benefit based on the rates in effect under the Delphi HRP as of the date immediately preceding the Effective Date for the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet. Provided, however, that such number of years of credited service when added to the number of years of credited service in the Delphi HRP will not exceed 30. The duration of such temporary benefit is modified as set forth in the letter in the Delphi HRP entitled Social Security.
f)	Any Covered Employee who, after considering: i) the credited service accrued in the GM HRP under paragraph 8.a. of this Term Sheet; ii) the Delphi HRP credited service recognized in the GM HRP for eligibility to retire under paragraph 8.b. of this Term Sheet; and iii) age at retirement or separation from service from Delphi, or any Delphi operation divested after October 8, 2005, is not eligible for retirement under the GM HRP as described in paragraph 8.c., 8.d., or 8.e. of this Term Sheet, will receive only a deferred vested benefit from the GM HRP based on the years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet. The Basic Benefit will be based on the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet, age at time of benefit commencement, and the rates in effect under the Delphi HRP as of the date immediately preceding the Effective Date.

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Additionally, if Delphi does not obtain all required government approvals referenced in paragraph 5 of this Term Sheet and does not otherwise treat a participant as an active participant as described in paragraph 5 of this Term Sheet, such participant will receive only a deferred vested benefit from the GM HRP based on the years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet. The Basic Benefit will be based on the number of years of credited service accrued under the GM HRP under paragraph 8.a. of this Term Sheet, age at time of benefit commencement, and the rates in effect under the Delphi HRP as of the date immediately preceding Effective Date. Neither GM, or the GM HRP, will have any obligation to supplement the deferred vested amounts set forth above.

g)	Provided that Delphi complies with its obligations set forth in sections 3, 4, and 5 of this Term Sheet, GM’s adherence to the provisions of sections 8.a through 8.f of this Term Sheet shall constitute full compliance with its obligations under section b. of the Benefit Guarantee.

h)	For the avoidance of doubt, for the purposes of paragraph 8 of this Term Sheet for Covered Employees who have not retired or separated from service from Delphi, GM, or any Delphi operation divested after October 8, 2005, the GM HRP will continue to recognize the growth in age of such Covered Employees during the period they are considered an active participant in the Delphi HRP pursuant to paragraph 5 of this Term Sheet. For purposes of such recognition of growth in age in the GM HRP, such Covered Employees will not be considered by the GM HRP to have separated from service from GM on a “time for time” basis during the period they are considered an active participant in the Delphi HRP pursuant to paragraph 5 of this Term Sheet.
9)	The parties agree that the pension benefits payable to employees who flowed back or flowback to GM pursuant to the UAW-GM-Delphi Flowback Agreement as amended (the “Flow Back Employees”), will be as provided for in the UAW-GM-Delphi Memorandum of Understanding Benefit Plan Treatment dated September 30, 1999, as amended (“Benefit MOU”). Such treatment includes, but is not limited to, the combining of credited service for pension vesting, eligibility to retire, and benefit accrual (including without limitation pro rating the 30 & out supplement payable between the Delphi HRP and the GM HRP). Additionally, the parties recognize that the Benefit MOU is not inconsistent with paragraph 4.f. of this Term Sheet, and that in the absence of mutual agreement otherwise between the UAW and Delphi after the term of the extended 2003 UAW-Delphi National Agreement, i.e., after September 14, 2011, Delphi will have no obligation after December 2006 to pay lump sum payments or any portion thereof and GM’s responsibility regarding lump sum payments will be the pro rata amount as set forth in the September 18, 2003 amendment to the UAW-GM-Delphi Memorandum of Understanding Benefit Plan Treatment dated September 30, 1999. Unless GM and the UAW otherwise agree in future bargaining, the benefit rate applicable to any service accrued in the GM HRP under paragraph 8.a. of this Term Sheet will be the rate in effect in the

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Delphi HRP on the Effective Date. The benefit rate applicable to service accrued in the Delphi HRP will be the rate in effect under the Delphi HRP on the date immediately preceding the Effective Date. Non-Covered Employees who flowback to GM following any employment under the terms and conditions of the UAW-Delphi Supplemental Agreement dated April 29, 2004, as amended will remain eligible for any benefits earned under the Individual Retirement Plan provisions of the Delphi HRP prior to the flowback that become vested but will be ineligible for any RMA (defined in paragraph 18) or other OPEB from Delphi.
10)	In regard to the triggering of section e. of the Benefit Guarantee as of the Freeze Date, no benefits will be paid pursuant to section e. of the Benefit Guarantee unless Delphi or the Delphi HRP fail to pay pension benefits to Covered Employees as set forth in this Term Sheet. Any benefits provided pursuant to section e. of the Benefit Guarantee will when combined with any pension benefits received (x) from a pension plan sponsored by Delphi, any of its subsidiaries or affiliates or any of their successor company(ies), (y) from the PBGC, and/or (z) from a pension plan sponsored by GM, result in the retired Covered Employees receiving pension benefits equal to those called for in the UAW-Delphi agreement applicable as of the date immediately preceding the Freeze Date.
11)	In the event that anytime after the Freeze Date, the Delphi HRP is terminated or Delphi further amends the Delphi HRP in a manner that diminishes the benefits from the Delphi HRP to a level below those required by this Term Sheet, sections b. and e. of the Benefit Guarantee will continue in full force and effect with respect to such subsequent termination and/or amendment, regardless of whether such subsequent termination and/or amendment occurs before or after the eighth anniversary of the effective date of the 1999-2003 GM-UAW National Agreement.
12)	For purposes of determining Base Hourly Rate in the Delphi HRP and the GM HRP for all Covered Employees who are SAP participants, the highest straight time hourly rate plus any cost-of-living allowance in effect during the last 13 consecutive pay periods the Covered Employee actually worked will be utilized. For all other Covered Employees, Base Hourly Rate for purposes of then Delphi HRP and GM HRP will be the higher of Base Hourly Rate calculated (a) on the day preceding the date they transition to employment under the terms and conditions of the UAW-Delphi Supplemental Agreement dated April 29, 2004, as may be amended, or (b) on the date of retirement. The Delphi HRP and GM HRP benefit class code applied to a Covered Employee who becomes covered by the terms of the UAW-Delphi Supplemental Agreement dated April 29, 2004, as amended will be no lower than the benefit class code in effect for such employee on the date immediately preceding their becoming covered by such agreement.
13)	The parties agree that, except as otherwise mutually agreed by the UAW and Delphi after the term of the extended 2003 UAW-Delphi National Agreement, i.e. after September 14, 2011, Delphi will not amend the frozen Delphi HRP or successor plan to allow for lump sum distributions, to provide a more lucrative benefit

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formula, or to provide for an expansion of credited service provisions or benefits. Additionally, at no time shall Delphi take such actions at levels exceeding those provided for in the GM HRP as the GM HRP may be amended from time to time, unless all GM and GM HRP obligations under sections b. and e. of the Benefit Guarantee are extinguished. Except as otherwise mutually agreed by the UAW and Delphi after the term of the extended 2003 UAW-Delphi National Agreement, i.e., after September 14, 2011, the Delphi HRP will not be required to recognize any extra grants of age or credited service, or other acceleration of retirement eligibility not provided for under the terms of the GM HRP as of the date immediately preceding the Effective Date, given to past or future Delphi flowbacks (including Covered Employees) by GM and/or the GM HRP or successor plan,.
     OPEB
14)	Pursuant to the Plan and this Term Sheet, as of the Effective Date or as soon as practicable thereafter in accordance with applicable law and administrative requirements (the “Cessation Date”), Delphi will cease to provide, offer, or have any liability for OPEB to its UAW represented hourly employees and retirees and their spouses, surviving spouses, dependents or other beneficiaries. The cessation will be administered on a “claims incurred” basis, and Delphi will therefore retain responsibility for all claims incurred but either unfiled or unpaid as of the Cessation Date. This cessation will include elimination of the Special Benefit relating to Medicare Part B. This cessation does not include the cessation of OPEB provided to Delphi employees or retirees subject to the terms of the UAW-Delphi Supplemental Agreement dated April 29, 2004, as amended, except as provided in paragraph 18 of this Term Sheet.
15)	In furtherance of the Plan and this Term Sheet, the parties agree that Delphi’s action to cease providing or offering OPEB on the basis referred to in paragraph 14 of this Term Sheet will trigger sections c. and d. of the Benefit Guarantee as of the Cessation Date as set forth herein. The parties further agree that the scope or manner in which GM satisfies its obligations under sections c. and d. of the Benefit Guarantee and this Term Sheet will not result in OPEB liability to Delphi. The parties further agree that GM will not satisfy its obligations under the Benefit Guarantee and this Term Sheet by reimbursing employees for COBRA continuation premiums.
16)	The parties agree to fully cooperate with the efficient transfer of administrative responsibilities from Delphi to GM so that the Cessation Date will be the Effective Date or as soon as possible after the Effective Date, but in no case later than 3 months after the Effective Date (unless mutually agreed to by the parties). The parties further agree that there may be differing Cessation Dates for different portions of post-retirement medical plan benefits depending on the benefit and how quickly administrative responsibilities can be transferred. The parties further agree that the Cessation Date shall not occur unless and until GM is prepared to assume

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responsibility for all covered claims incurred on and after the Cessation Date, in order to assure a smooth transition of the obligation.
17)	In full satisfaction of the GM’s obligations under sections c. and d. of the Benefit Guarantee, GM agrees to provide post-retirement medical and employer paid post-retirement life insurance to eligible Covered Employees as described herein. The parties further agree that the Special Benefit described in Article 5 of the UAW-Delphi health care agreement is a post-retirement medical benefit as defined in paragraph c.2 of the Benefit Guarantee, and is therefore covered by the Benefit Guarantee and the obligations set forth in the preceding sentence. The parties further agree as follows:
A.	This triggering of sections c. and d. of the Benefit Guarantee shall apply only to Covered Employees :
i.	who as of the Effective Date are retired from Delphi with eligibility for OPEB under the terms of the 1999 or 2003 Delphi-UAW National Agreements;

ii.	who as of the Effective Date are eligible to retire from Delphi on a normal retirement basis under Article II, section 1 of the Delphi HRP (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 & 10, 85 Point or 30 & Out ) or as a retirement under mutually satisfactory conditions pursuant to Article II, section 2(b) of the Delphi HRP for the plants identified in section B.4 (excluding Athens) of the UAW-Delphi-GM Memorandum of Understanding Delphi Restructuring, with OPEB under the terms of the 2003 Delphi-UAW National Agreement in effect on the date immediately preceding the Effective Date; or

iii.	who when considering all Delphi HRP credited service accrued prior to the Freeze Date and GM HRP credited service obtained pursuant to paragraph 8.a. of this Term Sheet, become eligible to retire on a normal retirement basis under Article II, section 1 of the Delphi HRP (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 & 10, 85 Point or 30 & Out) or as a retirement under mutually satisfactory conditions pursuant to Article II, section 2(b) of the Delphi HRP for the plants identified in section B.4 (excluding Athens) of the UAW-Delphi-GM Memorandum of Understanding Delphi Restructuring or as a Total and Permanent Disability retirement under Article II, section 3 of the Delphi HRP approved both by Delphi pursuant to the procedures applicable to the Delphi HRP as of the date immediately preceding the Effective Date and

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approved by GM under the procedures applicable to the GM HRP, within 7 years of the Effective Date.
B.	The parties agree that there is no triggering of sections c. and d. of the Benefit Guarantee for any Covered Employees other than those specifically identified in sub-paragraph A. of this paragraph of the Term Sheet. Additionally there is no triggering of sections c. and d. of the Benefit Guarantee for any Covered Employee who does not meet the conditions of paragraph 17 A. i., 17 A. ii, or 17 A iii. of this Term Sheet and is treated as deferred vested in the GM HRP or under the provisions of 8.f. of this Term Sheet.

C.	All post-retirement medical benefits provided with respect to Covered Employees by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees. As such, GM will provide the applicable unmitigated level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the Settlement Agreement, on the same basis as such benefits are provided to GM-UAW hourly employees who retired from GM with eligibility to participate in the GM Health Care Program. All Delphi UAW represented employees who participated in the March 22, 2006 SAP and who elected an SAP option that permitted them to ”check the box” and Delphi represented employees who retire meeting the conditions of 17. A. ii or 17.A. iii of this Term Sheet will for purposes of OPEB flowback to GM and will be treated for such purposes as a “check the box” retiree.. With regard to Mitigation as defined in the Settlement Agreement, for Covered Employees who retired from Delphi prior to October 1, 2005 with eligibility for corporate contributions under the Delphi Health Care Program for Hourly Employees (the “Delphi Retired Covered Employees”), the GM Health Care Program will also provide, during the term of the settlement agreement (the “Settlement Agreement”) approved by the court in the case of Int’l Union, UAW, et. Al. v. General Motors Corp., Civil Action No. 05-73991, the same level (including dental) of post-retirement medical benefit Mitigation as that provided by the DC VEBA in place for GM-UAW retirees under the Settlement Agreement. Notwithstanding the above the parties agree that: (a) with regard to dental benefits for Delphi Retired Covered Employees, benefits and coverages will not exceed those outlined in Appendix C of the GM Health Care Program and benefits and coverages will be reduced to the extent the DC VEBA reduces dental benefits and coverages; and (b) with regard to other health care benefits the Mitigation provided by the GM Health Care Program will not exceed the initial level of Mitigation as of the Implementation Date specified in paragraph 14. A. of the Settlement Agreement. It is, otherwise, the intent of the parties that the eligibility of Covered Employees for post-retirement

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medical benefits and the eligibility of Delphi Retired Covered Employees for Mitigation will be according to the same terms and conditions that such benefits are provided to GM-UAW retirees, including future changes or modifications, if any, to either unmitigated or mitigated coverage or the establishment of a new health care program covering GM-UAW retirees. This Agreement does not waive any rights, except as provided for in paragraph 21 of this Term Sheet, that GM, the UAW or the retirees have under either the GM Health Care Program or the terms of the Settlement Agreement. In addition the exercise by GM or the UAW of their rights under either the GM Health Care Program or the terms of the Settlement Agreement will have the same effect or consequence to Covered Employees and Delphi Retired Covered Employees that it has on GM-UAW hourly retirees.

D.	All employer-paid post-retirement Basic Life Insurance benefits provided with respect to Covered Employees by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Life and Disability Benefits Program for Hourly Employees and will be at the level provided for Delphi UAW retirees on the date immediately preceding the Effective Date, provided however that in no event shall GM be required to provide benefits to Covered Employees at a level and scope that exceeds that being provided for UAW-represented hourly retirees of GM.

E.	The parties also agree that, if any Covered Employee other than those specifically identified in sub-paragraph A of this paragraph of the Term Sheet does not flowback to GM under the terms of the UAW-GM-Delphi Flowback Agreement or per the SAP, he or she will be deemed ineligible for OPEB from GM, or Delphi except in regard to Delphi as may be provided by Delphi under the UAW-Delphi Supplemental Agreement dated April 29, 2004, as amended. Provided however, that if a Covered Employee meets all of the following conditions: (a) is on an approved Extended Disability Leave of Absence from Delphi as of the Effective Date; (b) cannot become eligible to retire with GM post-retirement medical and employer paid post-retirement life insurance pursuant to paragraph 17. A. of this Term Sheet; (c) has applied for a Total and Permanent Disability retirement under Article II, Section 3 of the Delphi HRP within 7 years of the Effective Date and if approved retires; (d) meets the requirements to retire with GM provided post-retirement medical and employer paid post-retirement life insurance under the provisions of paragraph 17 of this Term Sheet without regard to the reference to “within 7 years of the Effective Date” contained in paragraph 17.A. iii. of this Term Sheet; and (e) has unbroken seniority with Delphi when they retire; such Covered Employee will be treated as a flowback to GM “check the box” only for purposes of post-retirement medical and

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employer paid post-retirement life insurance. This provision addressing Covered Employees on Extended Disability Leave from Delphi will not apply to any other leave of absence, paid or unpaid, and does not impact any pension provision in this Term Sheet.
     General Provisions
18)	It is the intent of the parties that, except as specifically required by this Term Sheet, no employee covered by this Term Sheet can simultaneously receive, earn or accrue credited service, pension contributions, OPEB contributions or eligibility in more than one pension or OPEB plan sponsored or funded by GM, Delphi, a successor company and/or any Delphi operation divested after October 8, 2005, i.e. no “double dip”. As a result, the parties agree as follows:
a)	During the period of time a Covered Employee is eligible to accrue credited service in the GM HRP under paragraph 8.a. of this Term Sheet, such Covered Employee will not be eligible to participate in the Individual Retirement Plan provisions of the Delphi HRP or receive matching contributions under the Delphi Personal Savings Plan as provided for in the UAW-Delphi Supplemental Agreement dated April 29, 2004, as amended, or receive accruals in or contributions to any other defined benefit or defined contribution pension plan that is established or maintained by Delphi, a successor company or any Delphi operation divested after October 8, 2005;

b)	Neither Delphi, a successor company, nor any Delphi operation divested after October 8, 2005 will provide any payments, contributions or accruals relating to OPEB including, but not limited to payments, contributions or accruals in the Retiree Medical Account (the “RMA”) as provided for in the UAW-Delphi Supplemental Agreement dated April 29, 2004, as amended, to any Covered Employee who can attain eligibility to receive OPEB from GM pursuant to paragraph 17 of this Term Sheet; and

c)	Neither Delphi, a successor company, nor any Delphi operation divested after October 8, 2005 will provide any payments, contributions or accruals relating to OPEB including, but not limited to payments, contributions or accruals in the RMA, to any Covered Employee or other employee who attains eligibility for GM provided or GM funded OPEB through any means.
19)	Delphi, GM, and the UAW agree to make all collective bargaining agreement, pension, and benefit plan amendments and modifications necessary to implement and comply with the terms contained herein.
20)	Covered Employees electing a Buy Down under the UAW-Delphi-GM Memorandum of Understanding Delphi Restructuring will retain eligibility for OPEB and pension benefit treatment under this Term Sheet without regard to such election.

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21)	This Term Sheet shall not be effective unless the confirmation order approving the Plan incorporates and approves all of the terms of this Term Sheet (including the releases provided for herein), does not include terms that are inconsistent with this Term Sheet, and provides that on the Effective Date, the UAW, all employees and former employees of Delphi represented or formerly represented by the UAW, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, waive and be deemed to have waived any and all claims of any nature, whether liquidated, un-liquidated, contingent, non-contingent, asserted, unasserted, existing and/or arising in the future against Delphi, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising from or related to any obligations of Delphi, GM and/or such employee benefits plans to provide OPEB or pension benefits, or related in any way to the amendment and freeze of the Delphi HRP, the cessation of Delphi OPEB and the triggering of the Benefit Guarantee; provided however, that claims for benefits provided for under the provisions of this Term Sheet or ordinary course claims by participants and beneficiaries of the GM HRP, the GM Health Care Program for Hourly Employees, the GM Life and Disability Benefits Program for Hourly Employees, Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, arising after the Effective Date based on the denial or miscalculation of benefits under such plans are not waived. The parties acknowledge that Delphi and/or GM may seek additional waivers of other claims, other than ordinary course grievances and workers’ compensation claims, in connection with the resolution of its current labor negotiations with the UAW. The parties also acknowledge that (i) the consideration provided by GM in this Term Sheet constitutes a substantial contribution to the Plan, (ii) this contribution is necessary to the success of the Plan, and (iii) GM would not have made this contribution without obtaining the releases provided for herein. The Parties further acknowledge that nothing in the preceding sentence shall give rise to or entitle GM to seek or be allowed any claim against or consideration from any entity, including Delphi, other than as specifically approved by the Bankruptcy Court as agreed to by Delphi and GM in a comprehensive settlement agreement resolving the financial, commercial, and other matters between them.
22)	Delphi and GM will cause a transfer of pension assets and liabilities from the Delphi HRP to the GM HRP. This transfer is part of the overall Delphi restructuring and is designed to improve the funding level of the Delphi HRP. The transfer will have no effect on accrued pension benefits for employees who either remain in the Delphi HRP or are transferred to the GM HRP. Such transfer will be in an amount agreed to between GM and Delphi and will be conducted in accordance with Section 414(l) of the Internal Revenue Code of 1986, as amended, and Section 208 of the Employee Retirement Income Security Act of 1974, as amended.

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a)	Any such transfer will be subject to the Internal Revenue Service (“IRS”) ruling issued to Delphi and GM on May 29, 2007 related to the transfer, as may be amended from time to time.

b)	The participants and their corresponding assets and liabilities to be included in the transfer will proceed in the following order to the extent necessary to achieve the amount of the transfer agreed upon by GM and Delphi.
i)	All UAW-represented employees who, before the date of the transfer (“the Transfer Date”), have flowed back to GM from Delphi (retired and active) or IUE-CWA represented employees who return to GM under a flowback or preferential hiring agreement.

ii)	Participants on a proportionate basis by union in any pre-retirement program (“PRP”) option offered and selected as part of the UAW-GM-Delphi Special Attrition Program, the IUE-CWA-GM-Delphi Special Attrition Program, any such Delphi PRP option included in any special attrition program negotiated with the USWA, and any other PRP option in a special attrition program implemented prior to the Transfer Date. Within a given union, retired participants will be selected prior to active participants.

iii)	Participants on a proportionate basis by union in the MSR option offered by Delphi to Delphi employees (the “Delphi MSR”) in the UAW-GM-Delphi Special Attrition Program, the IUE-CWA-GM-Delphi Special Attrition Program, any such Delphi MSR option included in any special attrition program negotiated with the USWA, and any other MSR option in a special attrition program implemented prior to the Transfer Date.

iv)	The selection of retired or active PRP participants will be based on the highest seniority with Delphi as of the participant’s retirement date for retired PRP participants, or the Transfer Date for active PRP participants. The selection of Delphi MSR participants will be based on the highest seniority with Delphi as of the participant’s retirement date.
c)	Except as otherwise agreed in future bargaining, the benefit payable by the GM HRP relating to the liability transferred to the GM HRP for a participant whose assets and liabilities were transferred will be based on the Delphi HRP rate in effect as of the Transfer Date. To the extent assets and liabilities associated with active flowbacks and PRP participants are included in the transfer, GM will assume the responsibility for recognizing all past and future benefit service for this population under the GM HRP, including but not limited to the payment of any early retirement supplement.

d)	After the transfer, the Delphi HRP will not retain any obligations for or relating to the pension liabilities transferred.
23)	Nothing in this Term Sheet shall be deemed to prevent the UAW and Delphi, after the term of the extended 2003 National Agreement, i.e., after September 14, 2011,

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from negotiating future changes in pension or other benefits payable to any Covered Employee.
24)	The parties have developed a series of examples (the “Examples”), attached hereto as Appendix 1, to show the operation of the provisions of this Term Sheet. The Examples are incorporated herein and made part of this Term Sheet. For the Examples which include individuals whose assets and liabilities are transferred in the 414(l) transfer, the pension benefit amount to be paid from the Delphi HRP will be payable from the GM HRP.
25)	In the event a situation involving the pension benefits of a Covered Employee arises that is not addressed by the terms of this Term Sheet or the examples that are a part of this Term Sheet, the intent of the parties is as follows. The pension benefits provided under paragraph 8 of this Term Sheet when combined with pension benefits payable by Delphi plans and the PBGC will in the aggregate equal the benefits that would have been provided under the terms of the Delphi HRP in effect on the date immediately preceding the Effective Date, assuming the Delphi HRP was not frozen until expiration of a period of 7 years from the Freeze Date. In applying this paragraph all conditions set forth in this Term Sheet continue to apply. Except as otherwise provided in this Term Sheet, neither GM nor the GM HRP will recognize Mutual Retirements from the Delphi HRP or any extra grants of age or credited service, or other acceleration of retirement eligibility by Delphi or the Delphi HRP, unless specifically agreed to in writing by GM in its sole discretion. Nothing in this paragraph shall expand any obligation under paragraph 8 of this Term Sheet or require GM or the GM HRP to provide more years of credited service to a Covered Employee than are provided for under paragraph 8.a. i and ii of this Term Sheet.

16

Term Sheet – Delphi Pension Freeze and Cessation of OPEB, and
GM Consensual Triggering of Benefit Guarantee
Basic Life Insurance Examples – June 21 2007
This document fully replaces the document distributed on February 19, 2007
Example #1- “30 and Out” Retirement within 7 years of the Effective Date
Assumes Effective Date, Cessation Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 26.5 years
Employee continues to work at Delphi for another 7 years
30&Out Retirement
Retirement effective 7/1/2014 with 33.5 years of credited service
Age 58 at retirement
Employee’s Wage as of 6/30/2007 is $26.85/hr
Employee’s Wage reduced to $18.84/hr on 7/1/2007 and remains the same until date of retirement
(example assumes no future increases)
Assumes utilization of the 2003 Delphi Life and Disability Benefits Program schedule Art. ll, 1
Assumes the Ultimate Amount calculation is based on the credited service accrued under the Delphi HRP prior to the Freeze Date and the credited service accrued under the GM HRP
Calculation of Basic Life Coverage:
▪	At date of retirement, life insurance coverage is reinstated by GM and equals $61,000 (based on $26.85 wage level)
▪	Upon attainment of age 65 in 2021, the $61,000 amount begins to reduce by 2% per month over approximately 25 months until reaching the Ultimate Amount
▪	Ultimate Amount equals $30,653 (33.5 years of credited service x 1.5% = 50.25%; Eligible for 50.25% of $61,000)
Note: In no event will a Delphi retiree’s Basic Life insurance benefit exceed that of a similarly situated GM retiree.

Example #2- “30 and Out” Retirement within 7 years of the Effective Date But The Employee Continues to Work For Longer than 7 years
Assumes Effective Date, Cessation Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 26.5 years
Employee continues to work at Delphi for another 8.5 years
30&Out Retirement
Retirement effective 1/1/2016 with 35 years of service
Age 58 at retirement
Employee’s Wage as of 6/30/2007 is $26.85/hr
Employee’s Wage reduced to $18.84/hr on 7/1/2007 and remains the same until date of retirement
(example assumes no future increases)
Assumes utilization of the 2003 Delphi Life and Disability Benefits Program schedule Art. ll, 1 Assumes the Ultimate Amount calculation is based on the credited service accrued under the Delphi HRP prior to the Freeze Date and the credited service accrued under the GM HRP
Calculation of Basic Life Coverage:
▪	At date of retirement, life insurance coverage is reinstated by GM and equals $61,000 (based on $26.85 wage level)
▪	Upon attainment of age 65 in 2023, the $61,000 amount begins to reduce by 2% per month over approximately 25 months until reaching the Ultimate Amount
▪	Ultimate Amount equals $30,653 (33.5 years of credited service x 1.5% = 50.25%; Eligible for 50.25% of $61,000)
Note: In no event will a Delphi retiree’s Basic Life insurance benefit exceed that of a similarly situated GM retiree.

Example #3- “85 Point” Retirement within 7 years of the Effective Date
Assumes Effective Date, Cessation Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 24 years
Employee continues to work at Delphi for another 3 years
85 Point Retirement
Retirement effective 7/1/2010 with 27 years of credited service
Age 58 at retirement
Employee’s Wage as of 6/30/2007 is $26.85/hr
Employee’s Wage reduced to $18.84/hr on 7/1/2007 and remains the same until date of retirement
(example assumes no future increases)
Assumes utilization of the 2003 Delphi Life and Disability Benefits Program schedule Art. ll, 1
Assumes the Ultimate Amount calculation is based on the credited service accrued under the Delphi HRP prior to the Freeze Date and the credited service accrued under the GM HRP
Calculation of Basic Life Coverage:
▪	At date of retirement, life insurance coverage is reinstated by GM and equals $61,000 (based on $26.85 wage level)
▪	Upon attainment of age 65 in 2017, the $61,000 amount begins to reduce by 2% per month over approximately 30 months until reaching the Ultimate Amount
▪	Ultimate Amount equals $24,705 (27 years of credited service x 1.5% = 40.50%; Eligible for 40.50% of $61,000)
Note: In no event will a Delphi retiree’s Basic Life insurance benefit exceed that of a similarly situated GM retiree.

Example #4- “60 and 10” Retirement within 7 years of the Effective Date
Assumes Effective Date, Cessation Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 17 years
Employee continues to work at Delphi for another 2 years
60 & 10 Retirement
Retirement effective 7/1/2010 with 19 years of credited service
Age 60 at retirement
Employee’s Wage as of 6/30/2007 is $26.85/hr
Employee’s Wage reduced to $18.84/hr on 7/1/2007 and remains the same until date of retirement
(example assumes no future increases)
Assumes utilization of the 2003 Delphi Life and Disability Benefits Program schedule Art. ll, 1
Assumes the Ultimate Amount calculation is based on the credited service accrued under the Delphi HRP prior to the Freeze Date and the credited service accrued under the GM HRP
Calculation of Basic Life Coverage:
▪	At date of retirement, life insurance coverage is reinstated by GM and equals $61,000 (based on $26.85 wage level)
▪	Upon attainment of age 65 in 2015, the $61,000 amount begins to reduce by 2% per month over approximately 36 months until reaching the Ultimate Amount
▪	Ultimate Amount equals $17,385 (19 years of credited service x 1.5% = 28.50%; Eligible for 28.50% of the $61,000)
Note: In no event will a Delphi retiree’s Basic Life insurance benefit exceed that of a similarly situated GM retiree.

Example #5- 30 Years of Service
Assumes Effective Date, Cessation Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 15 years
Employee continues to work at Delphi for another 15 years
30&Out Retirement
Retirement effective 7/1/2022 with 30 years of service
Age 58 at retirement
Employee had a total of 22 years of credited service as of the 7 year anniversary of the Freeze Date
Employee’s Wage as of 6/30/2007 is $26.85/hr
Employee’s Wage reduced to $18.84/hr on 7/1/2007 and remains the same until date of retirement (example assumes no future increases)
This example employee would not be eligible for OPEB in retirement from GM. Employee did not reach retirement eligibility within 7 years of the Effective Date. As of July 1, 2014, employee was age 50 with 22 years of credited service. As such, this employee is not eligible for Basic Life coverage from GM in retirement.
Note: Under the Delphi-UAW Supplemental Agreement, this employee can receive Basic Life Insurance in retirement provided that they meet the eligibility requirements.

Term Sheet – Delphi Pension Freeze and Cessation of OPEB, and
GM Consensual Triggering of Benefit Guarantee
Pension Examples – June 21, 2007
In no event shall any employee be credited with more than one year of credited service in any calendar year between the Delphi Hourly-Rate Employees Pension Plan and any credited service provided under the Benefit Guarantee.
Example #1- Employee Flows Back to GM Prior to Delphi Plan Freeze
Employee flows back to GM 1/1/2005
Employee’s Credited Service as of 12/31/2004 = 26.5 years
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
30&Out Retirement
Retirement effective 7/1/2011 with 33 years of credited service
Single – Age 58 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 = $1,362.10 x .752 (due to age reduction) =	$1,024.30
Early Retirement Supplement:	$1,400.85

$2,425.15
GM Share: (GM Credited Service)
Basic Benefit: $51.40 x 6.5 = $334.10 x .752 (due to age reduction) =	$251.24
Early Retirement Supplement:	$343.61

$594.85

Total to Retiree:	$3,020.00

Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 =	$1,362.10

GM Share: (GM Credited Service)
Basic Benefit: $51.40 x 6.5 =	$334.10

Total to Retiree:	$1,696.20
Note: This example retiree would be eligible for OPEB in retirement from GM.

Example #2- Employee Flows Back to GM After Delphi Plan Freeze Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 26.5 years
Employee continues to work at Delphi for another 1.5 years and then flows back to GM 1/1/2009
30&Out Retirement
Retirement effective 1/1/2014 with 33 years of credited service
Single – Age 58 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 = $1,362.10 x .752 (due to age reduction) =	$1,024.30
Early Retirement Supplement:	$1,400.85

	$2,425.15

GM Share:
Basic Benefit: $51.40 x 6.5 = $334.10 x .752 (due to age reduction) =	$251.24	(1.5 yrs of BG CS;
		5 yrs of GM CS)

Early Retirement Supplement:	$343.61	(1.5 yrs of BG CS;

		5 yrs of GM CS)
	$594.85

Total to Retiree:	$3,020.00

Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 =	$1,362.10

GM Share:
Basic Benefit: $51.40 x 6.5 =	$334.10	(1.5 yrs of BG Credited Service;

		5 yrs of GM Credited Service)

Total to Retiree:	$1,696.20
Note: This example retiree would be eligible for OPEB in retirement from GM.

Employees Who Continue To Work At Delphi
Example #3- Employee Has Less Than 30 Years of Credited Service as of Delphi Plan Freeze Date, Retires With More Than 30 Years of Credited Service and Becomes Eligible for OPEB Within 7 Years of the Effective Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 26.5 years
Employee continues to work at Delphi for another 7 years
30&Out Retirement
Retirement effective 7/1/2014 with 33.5 years of credited service
Single – Age 58 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 = $1,362.10 x .752 (due to age reduction) =	$1,024.30
Early Retirement Supplement:	$1,995.70

$3,020.00

GM Share:	$0

Total to Retiree:	$3,020.00

Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 =	$1,362.10

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 7 =	$359.80

Total to Retiree:	$1,721.90
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date.

Example #4- Employee Has At Least 30 Years of Credited Service as of Delphi Plan Freeze Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 30 years
Employee continues to work at Delphi for another 7 years
30&Out Retirement
Retirement effective 7/1/2014 with 37 years of credited service
Single – Age 58 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 30 = $1,542 x .752 (due to age reduction) =	$1,159.58
Early Retirement Supplement:	$1,860.42

$3,020.00

GM Share:	$0

Total to Retiree:	$3,020.00

Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 30 =	$1,542.00

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 7 =	$359.80

Total to Retiree:	$1,901.80
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee was already retirement eligible as of the Effective Date.

Example #5A- Employee Has 15 Years of Credited Service as of Delphi Plan Freeze Date & Retires with 30 Years of Service
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 15 years
Employee continues to work at Delphi for another 15 years
30&Out Retirement
Retirement effective 7/1/2022 with 30 years of service
Single – Age 58 at retirement
Employee had a total of 22 years of credited service as of the 7 year anniversary of the Freeze Date
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 15 = $771 x .752 (due to age reduction)	=	$579.79
Early Retirement Supplement:		$2,440.21

		$3,020.00

GM Share:		$0

Total:		$3,020.00

Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 15 =		$771.00
(Note: At age 62 and one month, the Basic Benefit is redetermined. An age reduction factor is no longer applied, since the employee retired with at least 30 years of service for retirement eligibility purposes).

GM Share: (BG Credited Service)
Deferred Vested Basic Benefit: $51.40 x 7 x .79 (due to age reduction)	=	$284.24

(Note: A deferred vested age reduction factor is applied to the benefit, since the employee is age 58 at the time of retirement but only had 22 years of credited service as of the 7 year anniversary of the Freeze Date. Employee is not considered retirement eligible by GM. The age reduction factor that is applied is based on commencing the deferred vested pension benefit at age 62 and one month versus age 65).

Total:		$1,055.24
Note: This example employee would not be eligible for OPEB in retirement from GM. Employee did not reach retirement eligibility within 7 years of the Effective Date. As of July 1, 2014, employee was age 50 with 22 years of credited service.

Example #5B- Employee Has 15 Years of Credited Service as of Delphi Plan Freeze Date & Retires with 30 Years of Service
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 15 years
Employee continues to work at Delphi for another 15 years
30&Out Retirement
Retirement effective 7/1/2022 with 30 years of service
Single – Age 60 at retirement
Employee had a total of 22 years of credited service as of the 7 year anniversary of the Freeze Date
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 15 = $771 x .867 (due to age reduction)	=	$668.46
Early Retirement Supplement:		$2,351.54

		$3,020.00

GM Share:		$0

Total:		$3,020.00

Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 15 =		$771.00
(Note: At age 62 and one month, the Basic Benefit is redetermined. An age reduction factor is no longer applied, since the employee retired with at least 30 years of service for retirement eligibility purposes).

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 7 x .867 (due to age reduction)	=	$311.95

(Note: Since the employee was age 60 at the time of retirement and had 22 years of credited service as of the 7 year anniversary of the Freeze Date, GM recognizes this is a 60 & 10 retirement for pension purposes. Since the employee does not have 85 points, an age reduction factor is applied to the GM portion of the Basic Benefit).

Total:		$1,082.95
Note: This example employee would not be eligible for OPEB in retirement from GM. Employee did not reach retirement eligibility within 7 years of the Effective Date. As of July 1, 2014, employee was age 52 with 22 years of credited service.

Example #5C- Employee Has 20 Years of Credited Service as of Delphi Plan Freeze Date & Retires with at least 30 Years of Service
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 20 years
Employee continues to work at Delphi for another 15 years
30&Out Retirement
Retirement effective 7/1/2022 with 35 years of service
Single – Age 58 at retirement
Employee had a total of 27 years of credited service as of the 7 year anniversary of the Freeze Date
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 20 = $1,028 x .752 (due to age reduction)	=	$773.06
Early Retirement Supplement:		$2,246.94

		$3,020.00

GM Share:		$0

Total:		$3,020.00

Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 20 =		$1,028.00
(Note: At age 62 and one month, the Basic Benefit is redetermined. An age reduction factor is no longer applied, since the employee retired with at least 30 years of service for retirement eligibility purposes).

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 7 =		$359.80

(Note: No age reduction factor is applied to the benefit since the employee is age 58 at the time of retirement and had 27 years of credited service as of the 7 year anniversary of the Freeze Date. GM recognizes this is an 85 point retirement for pension purposes).

Total:		$1,387.80
Note: This example employee would not be eligible for OPEB in retirement from GM. Employee did not reach retirement eligibility within 7 years of the Effective Date. As of July 1, 2014, employee was age 50 with 27 years of credited service.

Example #5D- Employee Has Less Than 30 Years of Credited Service as of Delphi Plan Freeze Date, Retires With At Least 30 Years of Service and Becomes Eligible for OPEB Within 7 Years of the Effective Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 22.5 years
Employee continues to work at Delphi for another 9 years
30&Out Retirement
Retirement effective 7/1/2016 with 31.5 years of service
Single – Age 58 at retirement
Employee had a total of 29.5 years of credited service as of the 7 year anniversary of the Freeze Date
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension
Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 22.5 = $1,156.50 x .752 (due to age reduction)	=	$869.69
Early Retirement Supplement:		$2,150.31

		$3,020.00

GM Share:		$0

Total:		$3,020.00

Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 22.5 =		$1,156.50
(Note: At age 62 and one month, the Basic Benefit is redetermined. An age reduction factor is no longer applied, since the employee retired with at least 30 years of service for retirement eligibility purposes).

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 7 =		$359.80

(Note: No age reduction factor is applied to the benefit, since the employee is age 58 at the time of retirement and had 29.5 years of credited service as of the 7 year anniversary of the Freeze Date. GM recognizes this is an 85 point retirement for pension purposes).

Total:		$1,516.30
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date. As of July 1, 2014, employee was age 56 with 29.5 years of credited service. Employee attained 85 Points.

Example #6- Employee Retires Under an 85 Point Retirement
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 24 years
Employee continues to work at Delphi for another 3 years
85 Point Retirement
Retirement effective 7/1/2010 with 27 years of credited service
Single – Age 58 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 24 = $1,233.60 x .752 (due to age reduction)	=	$927.67
Interim Supplement: $36.60 x 24 =		$878.40

		$1,806.07
GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 3 = $154.20 x .752 (due to age reduction)	=	$115.96
Interim Supplement: $36.60 x 3 =		$109.80

		$225.76
Total to Retiree:		$2,031.83

Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 24 =		$1,233.60

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 3 =		$154.20

Total to Retiree:		$1,387.80
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date.

Example #7- Any Delphi SAP Participant
GM is not responsible for any portion of the pension benefit. 100% paid by Delphi. Note: If the SAP Participant was a flow back to Delphi from GM, GM would be responsible for a pro-rata portion of the pension benefit based on the Participant’s credited service accrued prior to the flow back under the GM Hourly-Rate Employees Pension Plan.
Additional Note: This example retiree would be eligible for OPEB in retirement from GM.

Example #8- Employee Retires Under a 60 & 10 Retirement
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 18.5 years
Employee continues to work at Delphi another 6 months
60 & 10 Retirement
Retirement effective 1/1/2008 with 19 years of credited service
Single – Age 60 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 18.5 = $950.90 x .867 (due to age reduction) =	$824.43
Interim Supplement: $47.30 x 18.5 =	$875.05

$1,699.48

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 0.5 = $25.70 x .867 (due to age reduction) =	$22.28
Interim Supplement: $47.30 x 0.5 =	$23.65

$45.93

Total to Retiree:	$1,745.41

Total Benefit at age 62 and one month:
Delphi Share:
Basic Benefit: $51.40 x 18.5 x .867 (due to age reduction) =	$824.43

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 0.5 x .867 (due to age reduction) =	$22.28

Total to Retiree:	$846.71
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date.

Example #9- Employee Has 15 Years of Credited Service as of the Delphi Plan Freeze Date & Quits 3 Years Later
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 15 years
Employee continues to work at Delphi for another 3 years
Employee quits Delphi
Single – Age 48 at time of termination
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit Payable at Age 65 (Note: Benefit will be reduced for age if commenced prior to age 65):

Delphi Share:
Deferred Vested Basic Benefit: $51.40 x 15 =	$771.00

GM Share: (BG Credited Service)
Deferred Vested Basic Benefit: $51.40 x 3 =	$154.20

Total:	$925.20
Note: This example employee would not be eligible for OPEB in retirement from GM.

Example #10- Employee Has 10 Years of Credited Service as of Delphi Plan Freeze Date, Works An Additional 1.5 Years at Delphi, Is Then Placed On Lay-off Status at Delphi & Then Breaks Time for Time
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 10 years
Employee continues to work at Delphi for another 1.5 years and is then put on lay-off status as of 1/1/2009
Employee eventually breaks time-for-time – Age 48 at time of break Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit Payable at Age 65 (Note: Benefit will be reduced for age if commenced prior to age 65):

Delphi Share:
Deferred Vested Basic Benefit: $51.40 x 10 =	$514.00

GM Share: (BG Credited Service)
Deferred Vested Basic Benefit: $51.40 x 3.4 =	$174.76

Total:	$688.76
Note: This example employee would not be eligible for OPEB in retirement from GM.

Example #11- Employee Continues to Work at Delphi & Retires With 30 Years of Credited Service- 70% Rule Example
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 24 years
Employee works 6 more years at Delphi after the Freeze
Maximum base hourly rate for job classification as of 6/30/2007 is $25.00/hr
Supplemental Employee Group B maximum base hourly rate of $16.50/hr on 7-1-2007 and at date of retirement (example assumes no future increases)
Benefit Class Code A prior to wage reduction and at time of retirement
30&Out Retirement
Retirement effective 7/1/2013 with 30 years of credited service
Single – Age 58 at retirement
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
70% Rule Calculation

$25.00 x 173 1/3 = $4,333.33 x 70% = $3,033.33 =	< No Adj.>

Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $50.90 x 24 years x .752 (due to age reduction) =	$918.64
Early Retirement Supplement: =	$2,101.36

$3,020.00

GM Share:	$0

Total to Retiree:	$3,020.00

Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $50.90 x 24 =	$1,221.60

GM Share: (BG Credited Service)
Basic Benefit: $50.90 x 6 =	$305.40

Total to Retiree:	$1,527.00
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date.

Example #12- Employee Retires At Age 64- Benefit Class Code Example
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 24 years
Employee works 4 more years at Delphi after the Freeze
Maximum base hourly rate for job classification as of 6/30/2007 is $27.00/hr
Supplemental Employee Group B maximum base hourly rate of $16.50/hr on 7-1-2007 and at date of retirement (example assumes no future increases)
Benefit Class Code B prior to wage reduction; Benefit Class Code B at time of retirement
Voluntary Retirement- Age 60 to 64
Retirement effective 7/1/2011 with 28 years of credited service
Single – Age 64 at retirement
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit Payable:

Delphi Share:
Basic Benefit: $51.15 x 24 =	$1,227.60
(Years of credited service accrued prior to wage reduction based on Benefit Class Code B)

GM Share: (BG Credited Service)
Basic Benefit: $51.15 x 4 =	$204.60

(Years of credited service accrued after wage reduction based on Benefit Class Code B)

Total To Retiree:	$1,432.20
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee was already retirement eligible as of the Effective Date.

Example #13- Employee Flows Back to GM After Delphi Plan Freeze Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 24 years
Employee works 2 more years at Delphi after the Freeze
Employee flows back to GM and works 4 more years
Maximum base hourly rate for job classification as of 6/30/2007 is $27.00/hr
Supplemental Employee Group B maximum base hourly rate of $16.50/hr on 7-1-2007
Benefit Class Code B at Delphi prior to wage reduction
Benefit Class Code C at GM ($28.25/hr) at time of retirement
30&Out Retirement
Retirement effective 7/1/2013 with 30 years of credited service
Single – Age 58 at retirement
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Basic Benefit:	24 years at $51.15 = $1,227.60 x .752 (due to age reduction) =	$923.16
	2 years at $51.15 = $102.30 x .752 (due to age reduction) =	$76.93
	4 years at $51.40 = $205.60 x .752 (due to age reduction) =	$154.61

		$1,154.70

Early Retirement Supplement: $3,020 - $1,154.70 =		$1865.30

		$3020.00

70% Rule Adjustment

$28.25 x 173 1/3 = $4,896.67 x 70% = $3,427.67	=	< No Adj.>

Delphi Share:
Basic Benefit: $51.15 x 24 years x .752 (due to age reduction) Early Retirement Supplement: 24/30 x $1,865.30	= =	$ $	923.16 1,492.24

			$2,415.40

GM Share:
Basic Benefit: $51.15 x 2 years x .752 (due to age reduction)	=		$76.93	(BG Credited Service)
Basic Benefit: $51.40 x 4 years x .752 (due to age reduction)	=		$154.61	(GM Credited Service)
Early Retirement Supplement: 6/30 x $1,865.30	=		$373.06	(2 yrs. of BG Credited Service; 4 yrs. of GM Credited Service)

			$604.60

Total to Retiree:	=		$3,020.00

Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.15 x 24 =	$1,227.60

GM Share:
Basic Benefit: $51.15 x 2 =	$102.30	(BG Credited Service)
Basic Benefit: $51.40 x 4 =	$205.60	(GM Credited Service)

	$307.90

Total to Retiree:	$1,535.50
Note: This example retiree would be eligible for OPEB in retirement from GM.

Example #14- Employee Has Less Than 30 Years of Credited Service as of Delphi Plan Freeze Date and the Plant is Divested in the Future
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 26.5 years
Employee continues to work at Delphi for another 2.5 years and then the plant is sold effective 1/1/2010
At the time of the divestiture, the employee has 29 years of credited service
Employee works for the New Company for an additional 2 years and then retires
Example assumes that the Delphi Hourly-Rate Employees Pension Plan IS AMENDED to treat employees at the New Company as active participants for all purposes, other than future benefit accruals based on additional credited service, for all periods of time on or after the Freeze Date and prior to retirement or separation from service from Delphi or any Delphi operation divested after October 8, 2005.
30&Out Retirement
Retirement effective 1/1/2012 with 31 years of total eligibility service
Single – Age 55 at time of retirement (age 53 at time of divestiture)
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
[Example also assumes that the New Company offers a new Defined Benefit (DB) Pension Plan. The value of the monthly annuity accrued under the new DB plan for the two years that this employee works at the New Company is assumed to be $100 per month in this example.] An alternative approach is under review by the parties.
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 = $1,362.10 x .579 (due to age reduction) =	$788.66
Early Retirement Supplement	$2,231.34

	$3,020.00	(1)
[Less New Company’s DB Plan	$(100.00	)(2)]

An alternative approach is under review by the parties.

Monthly Benefit Payable =	$2,920.00

GM Share:	$0

New Company Share:
Monthly Benefit Payable =	$100.00

Total to Retiree:	$3,020.00

(1)	Since this example assumes that the Delphi Hourly-Rate Employees Pension Plan IS AMENDED as noted, this example retiree is eligible for a 30&Out Retirement under the Delphi pension plan based on 31 years of total eligibility service. Prior to attaining age 62 and one month, Delphi is responsible for paying a Basic Benefit based on the years of credited service accrued as of the Freeze Date, which is 26.5 years, and the full Early Retirement Supplement. Since the Delphi pension plan recognizes the service at the New Company for retirement eligibility purposes, so will GM as it relates to the credited service accrued under the Benefit Guarantee as depicted below.

[(2)	Delphi shall also be entitled to offset from any Supplement paid prior to age 62 and one month, the full value of any benefits applicable to an employee covered under a successor company defined benefit or defined contribution pension plan, regardless of when payable, other than those benefits solely attributable to employee contributions.] An alternative approach is under review by the parties.
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 =		$1,362.10

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 4.5 =		$231.30
[Less New Company’s DB Plan	$	(100.00)]	An alternative approach is under review by the
parties.
Monthly Benefit Payable =		$131.30	(1)(3)

New Company Share:
Monthly Benefit Payable =		$100.00

Total to Retiree:		$1,593.40

[(3)	GM shall also be entitled to offset from any obligation under the Benefit Guarantee the full value of any benefits applicable to a Covered Employee under a Delphi or successor company defined benefit or defined contribution pension plan, regardless of when payable, other than those benefits solely attributable to employee contributions. Furthermore, GM’s obligations to provide a particular benefit under the Benefit Guarantee will not apply to the extent Delphi or a successor company carves out any Covered Employee from all or part of any Delphi or successor company benefits provided to non-Covered Employees.] An alternative approach is under review by the parties.
Note: Since Delphi is recognizing the service accrued at the New Company for retirement eligibility purposes and this employee reached retirement eligibility within 7 years of the Effective Date, this example retiree is eligible for OPEB in retirement from GM.
[GM shall also be entitled to offset from any obligation under the Benefit Guarantee the full value of any benefits applicable to a Covered Employee under a Delphi or successor company post-retirement health care or life insurance plan, regardless of when payable, other than those benefits solely attributable to employee contributions. Furthermore, GM’s obligations to provide a particular benefit under the Benefit Guarantee will not apply to the extent Delphi or a successor company carves out any Covered Employee from all or part of any Delphi or successor company benefits provided to non-Covered Employees.] An alternative approach is under review by the parties.

Example #15- Employee Has Less Than 30 Years of Credited Service as of Delphi Plan Freeze Date and the Plant is Closed in the Future
Assume Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 26.5 years
Employee continues to work at Delphi for another 2.5 years and then the plant is permanently closed effective 1/1/2010
At the time of the closure, the employee has 29 years of credited service
This example assumes that the employee is placed on lay-off status after the plant closure. After being on lay-off status for 3 years, the employee elects to retire.
30&Out Retirement
Retirement is effective 1/1/2013 with 30.9 years of credited service. Under the Delphi pension plan, the employee is entitled to receive up to 1.9 years of credited service while on lay-off status.
Single – Age 55 at retirement (age 52 at time of plant closure)
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 = $1,362.10 x .579 (due to age reduction) =	$788.66
Early Retirement Supplement:	$2,231,34

$3,020.00

GM Share:	$0

Total to Retiree:	$3,020.00

Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 =	$1,362.10

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 4.4 =	$226.16

Total to Retiree:	$1,588.26
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date.

Example #16- Employee Has Less Than 30 Years of Credited Service as of Delphi Plan Freeze Date & Retires With More Than 30 Years of Credited Service- Surviving Spouse Coverage Example
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 26.5 years
Employee continues to work at Delphi for another 6.5 years
30&Out Retirement
Retirement effective 1/1/2014 with 33 years of credited service
Age 58 at retirement
Married at retirement- age difference between retiree and spouse within 5 years
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan

Calculation of Benefit:

Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 = $1,362.10 x .752 (due to age reduction) =	$1,024.30
Early Retirement Supplement:	$1,995.70

$3,020.00
Less Cost of Surviving Spouse Coverage: $51.40 x 26.5 = $1,362.10 x 0.05 =	$(68.11)

Monthly Amount Payable:	$2,951.89

GM Share:	$0

Total to Retiree:	$2,951.89

Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 26.5 =	$1,362.10
Less Cost of Surviving Spouse Coverage: $51.40 x 26.5 = $1,362.10 x 0.05 =	$(68.11)

Monthly Amount Payable:	$1,293.99

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 6.5 =	$334.10
Less Cost of Surviving Spouse Coverage: $51.40 x 6.5 = $334.10 x 0.05 =	$(16.71)

Monthly Amount Payable:	$317.39

Total to Retiree:	$1,611.38

Note: The GM HRP is owed for the cost of the surviving spouse coverage for those months between retirement and attaining age 62 and one month. Even though a Basic Benefit was not being paid by GM during these months, the surviving spouse coverage has been in place since date of retirement and would have been invoked if the retiree died prior to attaining age 62 and one month.
Calculation of the Cost of the GM Surviving Spouse Coverage for the period 1/1/2014 through 1/1/2018:

Monthly Cost of Surviving Spouse Coverage: $51.40 x 6.5 = $334.10 x 0.05 =		$16.71	per month
Times the number of months	x	49	months

Total Cost That Retiree Owes GM:	$	818.79
The parties will discuss administrative procedures to collect the $818.79 that is owed to the GM HRP for the cost of the surviving spouse coverage.
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date.

Continuation of Example #16: Instead of the Retiree Living to at Least Age 62 and One Month, the Following Assumes that the Retiree Dies At Age 60- Calculation of Surviving Spouse Benefit
Calculation of Benefit to Surviving Spouse:
Total Benefit Payable the Month Following the Date of Death- Effective 2/1/2016:

Delphi Share:
Basic Benefit: $51.40 x 26.5 =	$1,362.10
Less Cost of Surviving Spouse Coverage: $51.40 x 26.5 = $1,362.10 x 0.05 =	$(68.11)

Monthly Amount Payable to Retiree:	$1,293.99

Monthly Amount Payable to Surviving Spouse: $1,293.99 x 0.65 =	$841.09

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 6.5 =	$334.10
Less Cost of Surviving Spouse Coverage: $51.40 x 6.5 = $334.10 x 0.05 =	$(16.71)

Monthly Amount Payable to Retiree:	$317.39

Monthly Amount Payable to Surviving Spouse: $317.39 x 0.65 =	$206.30

Total to Surviving Spouse:	$1,047.39
Note: The GM HRP is owed for the cost of the surviving spouse coverage for those months between the retiree’s date of retirement and the retiree’s date of death. Even though a Basic Benefit was not being paid by GM during these months, the surviving spouse coverage has been in place since date of retirement.
Calculation of the Cost of the GM Surviving Spouse Coverage for the period 1/1/2014 through 1/1/2016:

Monthly Cost of Surviving Spouse Coverage: $51.40 x 6.5 = $334.10 x 0.05 =		$16.71	per month
Times the number of months	x	25	months

Total Cost That Surviving Spouse Owes GM:		$417.75
The parties will discuss administrative procedures to collect the $417.75 that is owed to the GM HRP for the cost of the surviving spouse coverage.
Note: This example surviving spouse continues to be eligible for health care from GM after the retiree’s death.

Example #17- Employee Retires Under an 85 Point Retirement- Surviving Spouse Coverage Example
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 24 years
Employee continues to work at Delphi for another 3 years
85 Point Retirement
Retirement effective 7/1/2010 with 27 years of credited service
Age 58 at retirement
Married at retirement- age difference between retiree and spouse within 5 years
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Calculation of Benefit:
Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 24 = $1,233.60 x .752 (due to age reduction) =	$927.67
Interim Supplement: $36.60 x 24 =	$878.40

$1,806.07
Less Cost of Surviving Spouse Coverage: $51.40 x 24 = $1,233.60 x 0.05 =	$(61.68)

Monthly Amount Payable:	$1,744.39

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 3 = $154.20 x .752 (due to age reduction) =	$115.96
Interim Supplement: $36.60 x 3 =	$109.80

$225.76
Less Cost of Surviving Spouse Coverage: $51.40 x 3 = $154.20 x 0.05 =	$(7.71)

Monthly Amount Payable:	$218.05

Total to Retiree:	$1,962.44

Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 24 =	$1,233.60
Less Cost of Surviving Spouse Coverage: $51.40 x 24 = $1,233.60 x 0.05 =	$(61.68)

Monthly Amount Payable:	$1,171.92

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 3 =	$154.20
Less Cost of Surviving Spouse Coverage: $51.40 x 3 = $154.20 x 0.05 =	$(7.71)

Monthly Amount Payable:	$146.49

Total to Retiree:	$1,318.41
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee reached retirement eligibility within 7 years of the Effective Date.

Continuation of Example #17: Instead of the Retiree Living to at Least Age 62 and One Month, the Following Assumes that the Retiree Dies At Age 60- Calculation of Surviving Spouse Benefit
Calculation of Benefit to Surviving Spouse:
Total Benefit Payable the Month Following the Date of Death- Effective 8/1/2012:

Delphi Share:
Basic Benefit: $51.40 x 24 =	$1,233.60

Less Cost of Surviving Spouse Coverage: $51.40 x 24 = $1,233.60 x 0.05 =	$(61.68)

Monthly Amount Payable to Retiree:	$1,171.92

Monthly Amount Payable to Surviving Spouse: $1,171.92 x 0.65 =	$761.75

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 3 =	$154.20
Less Cost of Surviving Spouse Coverage: $51.40 x 3 = $154.20 x 0.05 =	$(7.71)

Monthly Amount Payable to Retiree:	$146.49

Monthly Amount Payable to Surviving Spouse: $146.49 x 0.65 =	$95.22

Total to Surviving Spouse:	$856.97
Note: This example surviving spouse continues to be eligible for health care from GM after the retiree’s death.

Example #18- Employee Retires Under a T&PD Retirement Within 7 Years of the Freeze Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 25 years
Employee continues to work at Delphi for another 6 years
T&PD Retirement Approved By Both Delphi and GM- Denied SSDIB
Retirement effective 7/1/2013 with 31 years of service
Single – Age 59 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Note: As stated in the 2003 Hourly-Rate Employees Pension Plan, a maximum of 30 years of credited service is used to calculate the Temporary Benefit

Calculation of Benefit:

Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 25 =	$1,285.00
Temporary Benefit: $49.80 x 25 =	$1,245.00

$2,530.00

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 6 =	$308.40
Temporary Benefit: $49.80 x 5 =	$249.00

$557.40

Total to Retiree:	$3,087.40

Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 25 =	$1,285.00

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 6 =	$308.40

Total to Retiree:	$1,593.40
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee retired T&PD, which was approved by GM, within 7 years of the Effective Date.

Example #19- Employee Retires Under a T&PD Retirement Within 7 Years of the Freeze Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 15 years
Employee continues to work at Delphi for another 6 years
T&PD Retirement Approved By Both Delphi and GM — Denied SSDIB
Retirement effective 7/1/2013 with 21 years of credited service
Single – Age 49 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan

Calculation of Benefit:

Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 15 =	$771.00
Temporary Benefit: $49.80 x 15 =	$747.00

$1,518.00

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 6 =	$308.40
Temporary Benefit: $49.80 x 6 =	$298.80

$607.20

Total to Retiree:	$2,125.20

Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 15 =	$771.00

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 6 =	$308.40

Total to Retiree:	$1,079.40
Note: This example retiree would be eligible for OPEB in retirement from GM. Employee retired T&PD, which was approved by GM, within 7 years of the Effective Date.

Example #20- Employee Retires Under a T&PD Retirement After the 7 Year Anniversary of the Freeze Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 20 years
Employee continues to work at Delphi for another 8 years
T&PD Retirement Approved by Delphi- Denied SSDIB
Retirement effective 7/1/2015 with 28 years of service
Single – Age 55 at retirement
Employee had a total of 27 years of credited service as of the 7 year anniversary of the Freeze Date Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan

Calculation of Benefit:

Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 20 =	$1,028.00
Temporary Benefit: $49.80 x 20 =	$996.00

$2,024.00

GM Share: (BG Credited Service)
Deferred Vested Basic Benefit: $51.40 x 7 x .428 (due to age reduction) =	$153.99

(Note: GM does not recognize as a T&PD retirement, since it was effective after the 7 year anniversary of the Freeze Date. GM only recognizes those T&PD retirements, which are approved by both Delphi and GM within 7 years of the Freeze Date.

A deferred vested age reduction factor is applied to the benefit, since the employee is age 55 at the time of retirement and only had 27 years of credited service as of the 7 year anniversary of the Freeze Date. Employee is not considered retirement eligible by GM. The age reduction factor that Is applied is based on commencing the deferred vested pension benefit at age 55 versus age 65).

Total to Retiree:	$2,177.99

Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 20 =	$1,028.00

GM Share: (BG Credited Service)
Deferred Vested Basic Benefit: $51.40 x 7 x .428 (due to age reduction) =	$153.99

Total to Retiree:	$1,181.99
Note: This example retiree would not be eligible for OPEB in retirement from GM. Employee did not reach retirement eligibility within 7 years of the Effective Date. As of July 1, 2014, employee was age 54 with 27 years of credited service. Additionally, the employee is not a T&PD retirement approved by GM within 7 years of the Effective Date.

Example #21- Employee Approved for T&PD Retirement From Delphi But T&PD Is Not Approved By GM
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 15 years
Employee continues to work at Delphi for another 6 years
T&PD Retirement Approved By Delphi But Denied by GM — Also Denied SSDIB
Retirement effective 7/1/2013 with 21 years of credited service
Single – Age 55 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan

Calculation of Benefit:

Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 15 =	$771.00
Temporary Benefit: $49.80 x 15 =	$747.00

$1,518.00

GM Share: (BG Credited Service)
Deferred Vested Basic Benefit: $51.40 x 6 x .428 (due to age reduction) =	$132.00

(Note: A deferred vested age reduction factor is applied to the benefit, since the employee is age 55 at the time of retirement and only had 21 years of credited service. Employee is not considered retirement eligible by GM. The age reduction factor that Is applied is based on commencing the deferred vested pension benefit at age 55 versus age 65).

Total to Retiree:	$1,650.00

Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 15 =	$771.00

GM Share: (BG Credited Service)
Deferred Vested Basic Benefit: $51.40 x 6 x .428 (due to age reduction) =	$132.00

Total to Retiree:	$903.00
Note: This example retiree would not be eligible for OPEB in retirement from GM. Employee did not reach retirement eligibility. As of the date of retirement, employee was age 55 with 21 years of credited service. Additionally, the employee is not a T&PD retirement approved by GM.

Example #22- Employee Retires At Age 65 With Less Than 10 Years of Credited Service
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 8 years
Employee works 1 additional year at Delphi after the Freeze
Normal Retirement- Age 65
Retirement effective 7/1/2008 with 9 years of credited service
Single – Age 65 at retirement
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan

Calculation of Benefit:

Total Benefit Payable:

Delphi Share:
Basic Benefit: $51.40 x 8 =	$411.20

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 1 =	$51.40

Total To Retiree:	$462.60
Note: This example retiree would not be eligible for OPEB in retirement from GM, since the employee retired with less than 10 years of credited service.

Example #23- Employee Retires Under an 85 Point Retirement But Does Not Become Eligible for OPEB Within 7 Years of the Effective Date
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 20 years
Employee continues to work at Delphi for another 8 years
85 Point Retirement
Retirement effective 7/1/2015 with 28 years of service
Single – Age 58 at retirement
Employee had a total of 27 years of credited service as of the 7 year anniversary of the Freeze Date Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan

Calculation of Benefit:

Total Benefit prior to age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 20 = $1,028.00 x .752 (due to age reduction) =	$773.06
Interim Supplement: $36.60 x 20 =	$732.00

$1,505.06

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 7 = $359.80 x .752 (due to age reduction) =	$270.57
Interim Supplement: $36.60 x 7 =	$256.20

$526.77

(Note: GM is responsible for a portion of the Interim Supplement since the employee is age 58 at the time of retirement and had 27 years of credited service as of the 7 year anniversary of the Freeze Date.

GM recognizes this is an 85 point retirement for pension purposes).

Total to Retiree:	$2,031.83
Total Benefit at age 62 and one month:

Delphi Share:
Basic Benefit: $51.40 x 20 =	$1,028.00

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 7 =	$270.57

Total to Retiree:	$1,298.57
Note: This example employee would not be eligible for OPEB in retirement from GM. Employee did not reach retirement eligibility within 7 years of the Effective Date. As of July 1, 2014, employee was age 57 with 27 years of credited service.

Example #24- Death of a Delphi Employee
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 26.5 years
Employee continues to work at Delphi for another 6.5 years and then dies while still employed
Date of death 1/1/2014 with 33 years of credited service
Employee deemed to be a 30 & Out Retirement as of the date of death
Age 58 on date of death
Married at least one year as of the date of death- age difference between retiree and spouse within 5 years
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan

Calculation of Benefit to Surviving Spouse:

Delphi Share:
Basic Benefit: $51.40 x 26.5 =	$1,362.10
Less Cost of Surviving Spouse Coverage: $51.40 x 26.5 = $1,362.10 x 0.05 =	$(68.11)

Monthly Amount Payable to Retiree:	$1,293.99

Monthly Amount Payable to Surviving Spouse: $1,293.99 x 0.65 =	$841.09

GM Share: (BG Credited Service)
Basic Benefit: $51.40 x 6.5 =	$334.10
Less Cost of Surviving Spouse Coverage: $51.40 x 6.5 = $334.10 x 0.05 =	$(16.71)

Monthly Amount Payable to Retiree:	$317.39

Monthly Amount Payable to Surviving Spouse: $317.39 x 0.65 =	$206.30

Total to Surviving Spouse:	$1,047.39
Note: This example surviving spouse would be eligible for health care from GM since the employee reached retirement eligibility within 7 years of the Effective Date. However, Delphi is responsible for the employee’s Basic life insurance benefit since he was still actively employed at the time of death.

Example #25- Death of a Pre-Retirement Leave Participant (PRP) under the SAP
Assume Effective Date and Delphi Plan Freeze Date is 7/1/2007
Employee’s Credited Service as of 6/30/2007 = 27 years
Employee continues to be on the PRP leave for another 2 years and then dies before reaching 30 years of credited service
Date of death 7/1/2009 with 29 years of credited service
Age 55 on date of death
Employee is not retirement eligible as of the date of death
Married at least one year as of the date of death- age difference between retiree and spouse within 5 years
Benefit Class Code C
Assumes the benefit rate levels in effect under the 2003 Hourly-Rate Employees Pension Plan
Delphi is responsible for the entire pension benefit payable to the surviving spouse, the Survivor Income Benefit Insurance (SIBI) benefit, and the Basic life insurance benefit since the employee was still considered employed.
Since this employee was not retirement eligible at the time of death, the surviving spouse would not be eligible for any post-retirement health care from GM.

ATTACHMENT C
UAW-Delphi-GM Special Attrition Program
–Transformation
1.	Delphi and the UAW agree on the following Special Attrition Program – Transformation (SAP-T) for Delphi employees:
a.	An attrition program will be run for Delphi employees as follows:
i.	$35,000 for normal or early voluntary retirements retroactive to February 1, 2007 but no later than September 1, 2007.

ii.	50 & 10 Mutually Satisfactory Retirement (MSR) effective September 1, 2007.
b.	Any employee with at least 26 and less than 30 years of credited service regardless of age will be eligible for special voluntary placement in a pre-retirement program under the following terms:
i.	Employees electing this pre-retirement program must be eligible no later than September 1, 2007

ii.	Employees will retire without additional incentives when they first accrue 30 years of credited service under the provisions of the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”).

iii.	The gross monthly wages while in the program will be:

1. 29 years credited service	$2,900
2. 28 years credited service	$2,850
3. 27 years credited service	$2,800
4. 26 years credited service	$2,750
Wages will be paid weekly on an hourly basis (2,080 hours per year) and will remain at that rate until 30 years of credited service is accrued. Employees will be treated the same as protected status employees with the following exceptions: (1) not eligible for Cost of Living Allowance (COLA); (2) not eligible for vacation pay except as was earned and unpaid prior to the commencement of this Pre-Retirement Program; (3) for purposes of pension benefits, the Benefit Class Code will be determined using the twenty-four month look back period as specified in Appendix A of the Delphi HRP, with said period starting from the last day worked prior to the commencement of the pre-retirement program; (4) for purposes of life insurance, the amount of life insurance will be based on the base rate as of the last day worked prior to the commencement of the pre-retirement program.
c.	Buy out of $140,000 for traditional employees with 10 or more years of seniority or credited service or $70,000 for traditional employees with less than 10 years of seniority to sever all ties with GM and Delphi except any vested pension benefits. Employees will buy-out when their services are no
IMPLEMENTATION OF THE SPECIAL ATTRITION PROGRAM -
TRANSFORMATION IS SUBJECT TO U.S. BANKRUPTCY COURT APPROVAL AND
NO PAYMENTS OR RETIREMENTS WILL BE PROCESSED
UNTIL AFTER COURT APPROVAL.

ATTACHMENT C
longer required but no later than September 15, 2007. An employee electing a buyout whose spouse is employed at Delphi, may, if they meet all plan requirements to do so, be eligible for health care coverage as a dependent pursuant to their spouse’s health care program.
d.	An employee may only select one of the options described above.

e.	Effective October 1, 2007, all Traditional Employees (other than those participating in option 1.b.), both production and skilled trades, not electing an attrition option will become Supplemental Employees consistent with the UAW-Delphi-GM Memorandum of Understanding -Delphi Restructuring.

f.	Temporary employees will be used as needed to bridge any difficulties arising from the implementation of the Special Attrition Program – Transformation subject to approval of the National parties.
2.	GM, the UAW and Delphi agree that any employee electing to retire under options 1.a.i., 1.a.ii, or 1.b. will be treated as a flowback to GM for purposes of retirement (“check the box”). Such employees will be considered a flowback to GM effective the day of retirement for purposes of the U.S. Employee Matters Agreement and all GM, UAW and Delphi agreements governing flowbacks, including this SAP-T. Any employee choosing option 1.b. above will be considered a Delphi employee until they retire. In exchange for eligibility to receive post-retirement health care and life insurance benefits from GM, employees electing to “check the box” will waive any and all rights to post retirement health care and life insurance benefits from Delphi including but not limited to any and all rights to COBRA continuation through Delphi.
3.	The parties acknowledge the following matters regarding the Special Attrition Program - Transformation:
a.	Delphi’s participation in this SAP-T is subject to the approval of the U.S. Bankruptcy Court; which approval Delphi will seek promptly at the next available omnibus hearing. In the event such participation is not allowed by the Bankruptcy Court, GM and the UAW will have no obligations hereunder. GM’s obligations hereunder are subject to approval of this SAP-T by the U.S. Bankruptcy Court pursuant to entry of an order that provides for the treatment of GM’s claims as described in this SAP-T and is otherwise reasonably satisfactory to GM, Delphi and the UAW based on the prior UAW special attrition program orders approved in Delphi’s chapter 11 cases.
IMPLEMENTATION OF THE SPECIAL ATTRITION PROGRAM -
TRANSFORMATION IS SUBJECT TO U.S. BANKRUPTCY COURT APPROVAL AND
NO PAYMENTS OR RETIREMENTS WILL BE PROCESSED
UNTIL AFTER COURT APPROVAL.

ATTACHMENT C
b.	For the avoidance of doubt, any obligations assumed by GM under this SAP-T with respect to OPEB under paragraph 2 above or active health care and life insurance under paragraph 3.d. below shall be conclusively deemed to be comprehended by, included within, and shall constitute a prepetition, general unsecured claim assertable by GM against the estate of Delphi Corporation under the U.S. Employee Matters Agreement (including without limitation, related flowback agreements and the UAW-GM-Delphi Memorandum of Understanding – Benefit Plan Treatment and the UAW-GM-Delphi Flowback Agreements contained in the 1999 and 2003 GM-UAW and Delphi-UAW Contract Settlement Agreements, as amended), Delphi’s Agreement dated December 22, 1999 to indemnify GM for its liability under the Benefit Guarantee as if all conditions for the triggering of GM’s claim shall have occurred, and Delphi’s general indemnity of GM under the Master Separation Agreement. GM agrees to assume and pay OPEB payments to Delphi employees who “check the box” and/or flow back to GM for purposes of retirement, and to pay the amounts due under Paragraph 1 a.i. above. The presumed triggering of GM’s claim against Delphi Corporation described above is only for purposes of this SAP-T and does not trigger any contractual claims against either Delphi or GM beyond their respective obligations under this SAP-T.

c.	This SAP-T shall not be subject to abrogation, modification or rejection without the mutual consent of the UAW, GM and Delphi and the order obtained in the Bankruptcy Court by Delphi approving this SAP-T shall so provide. The parties further agree (and the Bankruptcy Court order shall also provide) that this SAP-T is without prejudice to any interested party (including the parties to this SAP-T and the Official Committee of Unsecured Creditors) in all other aspects of Delphi’s Chapter 11 cases, including by illustration, Delphi’s and GM’s respective positions in all commercial discussions and claims matters between them, all collective bargaining matters involving the parties, in any potential proceedings under Sections 1113 and/or 1114 of the Bankruptcy Code with respect to the UAW and under Section 365 of the Bankruptcy Code with respect to GM’s contracts with Delphi, in any pension termination proceeding under ERISA and/or the Bankruptcy Code, and all claims administration and allowance matters.

d.	Nothing in this SAP-T shall limit or otherwise modify (a) Delphi’s rights under Section 4041 of ERISA, or (b) Delphi’s rights under Section 1113 and/or 1114 of the Bankruptcy Code with regard to any obligations which pre-existed this SAP-T (including pre-existing obligations referenced within this SAP-T), such as (by way of illustration only) the obligation to maintain the Delphi HRP or provide retirees or active employees (including employees/retirees participating in the attrition programs contained in this SAP-T) with levels of healthcare or other benefits as
IMPLEMENTATION OF THE SPECIAL ATTRITION PROGRAM -
TRANSFORMATION IS SUBJECT TO U.S. BANKRUPTCY COURT APPROVAL AND
NO PAYMENTS OR RETIREMENTS WILL BE PROCESSED
UNTIL AFTER COURT APPROVAL.

ATTACHMENT C
specified in pre-existing labor agreements. Under no circumstances shall Delphi freeze the Delphi HRP in a manner that prevents employees in the pre-retirement program described in Paragraph 1. b. above from receiving on-going credited service sufficient to reach 30 years of credited service. Delphi shall provide the same healthcare and life insurance coverage to employees participating in Paragraph 1.b. above that it provides to its other active UAW employees;
provided, however, that if Delphi reduces or eliminates such coverage provided to its active UAW employees, GM shall subsidize such coverage provided to employees participating in Paragraph 1.b. above up to the level provided to GM-UAW active employees. Except as otherwise expressly provided herein, nothing in this SAP-T shall limit, expand or otherwise modify the rights or obligations of any party under the Benefit Guarantee between GM and the UAW.

e.	Nothing contained herein shall constitute an assumption of any agreement described herein, including, without limitation any collective bargaining agreement between the UAW and Delphi or any commercial agreement between GM and Delphi, nor shall anything herein be deemed to create an administrative or priority claim with respect to GM or convert a prepetition claim into a postpetition claim or an administrative expense with respect to any party.

f.	For the avoidance of doubt, any employee participating in the Special Attrition Program — Transformation under 1.a.i, 1.a.ii, or 1.b above, who flows back to GM for purposes of retirement (“check the box”), will be eligible to retire in accordance with Sections 3.a.6. and 3.b.6. of the UAW-GM-Delphi Memorandum of Understanding Benefit Plan Treatment (“MOU”). For illustrative purposes, as provided in the MOU, such Delphi employees will be eligible for pro-rata pension benefits as defined in the MOU, including but not limited to eligibility for all basic benefits and supplements. For example, such employees checking the box who have 100% of his/her credited service in the Delphi HRP will receive 100% of their pension benefit from the Delphi HRP.

/s/ MIKE GRIMES	/s/ J. PONCE	/s/ DARRELL R. KIDD

International Union, UAW	General Motors Corporation	Delphi Corporation

/s/ RICK McKIDDY	/s/ ARTHUR R. SCHWARTZ	/s/ JUDY MATZELLE

International Union, UAW	General Motors Corporation	Delphi Corporation
IMPLEMENTATION OF THE SPECIAL ATTRITION PROGRAM -
TRANSFORMATION IS SUBJECT TO U.S. BANKRUPTCY COURT APPROVAL AND
NO PAYMENTS OR RETIREMENTS WILL BE PROCESSED
UNTIL AFTER COURT APPROVAL.

ATTACHMENT E
UAW Agreement Check-Off List
(Assumes Full Implementation of Agreement)

			Superseded by	Changed by
	Continues	No Continuing	Supplement as	Supplement	Needs to Be
Agreement Clause	Unchanged	Application	Modified	as Modifed	Addressed	Comments (based on current state of discussions)

National Agreement Paragraphs
Introduction	X
Preface	X
Agreement [Introductory statement]	X
Recognition — Para. (1) — (3)	X
Union Security & Dues Check-Off — Para (4) — (4s)	X
Orderly Collective Bargaining — Para. (5) — (5a)	X
Mgt. Non-Discrimination — Para. (6) — (6a)	X
Union Non-Discrimination — Para. (7)	X
Management’s Rights — Para. (8)	X
Representation — Para. (9) — (22b)	X
Job Status — Local Union Officials — Para. (23) — (27)	X
Grievance Procedure — Para. (28) — (55)	X
Seniority — Para. (56) — (59)	X
Seniority Lists — Para. (60) — (61c)	X
Transfers — Para. (62) — (63)(b)	X
Loss of Seniority — Para. (64) — (64)(d)	X
Loss of Seniority — Time-for-Time — Para. (64)(e)	X
Loss of Seniority — Retirement — Para. (64)(f)	X
Separation Payment Under SUB Plan — Para. (64)(g)	X
Reinstatement of Seniority — Para. (64)(h)	X
Layoff and Rehiring Procedure — Para. (65) — (70)	X
Equalization of Overtime — Para. (71)	X
Placement of Workers Comp. Cases — Para. (72)	X
Exclusions from Seniority Rules — Para. (73)	X
Seniority Treatment of Co-Ops — Para (73a)	X
Notification of Address of Record — Para (74)	X
Lists of Employees & Addresses — Para. (74a)	X
Shift Preference Agreements — Para. (75)	X
Disciplinary Layoffs & Discharges — Para. (76) — (77)	X
Production Standards — Para. (78) — (79i)	X
Call-In Pay — Para. (80)	X
Working Hours — Std. Work Week — Para (81) — (83)	X
Working Hours — Straight Time — Para. (84)(a) — (84) (c)	X
Working Hours — Time & 1/2 — Para. (85)(a) — (85)(c)	X
Working Hours — Double Time — Para. (86)	X
Overtime Exceptions — Seven-Day Operations — Para. (87) — (87)(6)				X		Delete Indep. Week reference after 2007; rest still applies
Change in Shift Hours — Para. (88)	X
Night Shift Premiums — Para (89)	X
Three-Shift Opers. — Paid Lunch — Para. (89a)	X
Wage Payment Plans — Para. (90)	X
(Placeholder — Para. (91) deleted during 1993 negotiations)		X				Paragraph number retained to avoid extensive renumbering
Union Bulletin Boards — Para. (92) — (94)	X
Establishment of New Plants — Para. (95)	X
Transfer of Major Operations — Para. (96)	X
Relocation Allowance — Para. (96a)(1) — Para. (96a)(4)	X
Wage Scales — Para. (97)	X
Hiring Rates & Progression — Para. (98) — (98)(5)				X
Computing Credit Toward Wage Progression — Para. (98)(6)				X		Revise 156 weeks, max. base rate & Indep. Week (after 2007); rest applies
Wage Rate upon Rehire — Para. (98)(b)				X		Concepts apply, but new employees progress to “Floor Rate”

ATTACHMENT E
UAW Agreement Check-Off List
(Assumes Full Implementation of Agreement)

			Superseded by	Changed by
	Continues	No Continuing	Supplement as	Supplement	Needs to Be
Agreement Clause	Unchanged	Application	Modified	as Modifed	Addressed	Comments (based on current state of discussions)

Skilled Trades Exclusion — Para. (99)	X
Wages of Skilled Trades Hired in Secondary Plant — Para. (99a)	X
Local Wage Agreements — Para. 100)	X
General Wage Increases — Para. (101)(a)(1) — Para. (101) (a)(2)				X		Note re: "wage rule" classifications would still apply
Skilled Trades Tools Allowance Adjustment — Para. (101)(a)(3)		X				One-time adjustment in 2003
Performance Bonus — Para. (101)(b)				X		Methods of calculation would still apply; skilled trades not covered
Performance Bonus (Retirement or Death) — Para. (101)(b)(1) — (101)(b)(2)	X
Base Rate Increases — Para. (101)(c)				X
Cost of Living Allowance — Para. (101)(d) — (101)(l)		X	X			No ongoing COLA under new Supplement
New Jobs — Para. (102) — (102)(a)	X
Leaves of Absence — Para. (103) — (105a)	X
Leaves of Absence — Sick Leave — Para (106)	X
Leaves of Absence — Para. (107) — (111)(b)	X
Return from Leave — No Work Available — Para. (111)(c)	X
Leaves of Absence — Para. (112) — (114)	X
Strikes, Stoppages & Lockouts — Para. (115) — (118)	X
Skilled Trades — Apprentices — Para. (119) — (127) (f)	X
Pre-Apprentice Counseling — Tuition Assistance — Para. (127)(g)		X	X			No Tuition Assistance under Supplement
Skilled Trades — Apprentices — Para. (127)(h) — (150)	X
Apprentice Wage Rates — Para. (151)				X		Future increases per Supplement, including Rate Schedules; will need to be done each year — send letter to Union when increase known
Skilled Trades Vacancies — Para. (152) — (154)	X
Employees-in-Training (EIT and EITS) — Para (155) — (162)	X
Wage Rates of Employees-in-Training — Para. (163) — (164)				X		Future increases per Supplement, including Rate Schedules; will need to be done each year — send letter to Union when increase known
EIT Transfer to Other Skilled Classifications — Para. (165)	X
Reclassification to Jryn Status & Seniority Rights — Para. (166) — (177)	X
Definition of Jryn. — Para. (178) — (178a)	X
Model Change/Plant Rearrangement — Para. (179)	X
Related Training — EIT — Para. (180)(a) — (180)(e)	X
Maintenance Helpers — Para. (181)	X
Wage Rate upon Reclassification to EITS/Jryn — Para. (181a)	X
Local Agreements — Para (181b)	X
Lines of Demarcation — Para (182)(a) — (182)(d)	X
Subcontracting — Para (183)(a) — (183)(e)	X
Vacation Entitlement — Para. (184) — (190)				X		Drop reference to Indep. Week in Para. (189) after 2007; rest unchanged
Vacation Entitlement Hours — Para. (191)				X		Vacation capped at 160 hours under Supplement
Vacation Entitlement — Para. (192) — (201)	X
Vacation Time Off Procedure — Para. (202)	X
Independence Week — Para. (202a)		X	X			No Independence Week Pay under Supplement
Plant Vacation Shutdown Week (202b)	X
Notification of Operations Scheduled to Run — Para (202c)	X					Drop reference to Indep. Week after 2007; remainder unchanged
Independence Week Pay & Additional Time Off — Para (202d) — (202g)		X	X			No Indep. Week pay or ATO days after 2007
Scheduling Vacation Time Off — Para. (202h) — (202j)	X
Vacation Pay & Advance Vacation Pay — Para (202k) — (202m)(3)	X
Holidays — Para. (203)				X		Will adopt GM holidays through 9/14/11
Holiday Pay — Para (203)(1) — (203b)	X
Weekends during Christmas Holiday Period — Para. (203c)				X		Will adopt GM dates through 9/14/11
Holiday Pay — Para. (204) — (213a)(b)	X
Smoking Rules — Para. (214)	X

ATTACHMENT E
UAW Agreement Check-Off List
(Assumes Full Implementation of Agreement)

			Superseded by	Changed by
	Continues	No Continuing	Supplement as	Supplement	Needs to Be
Agreement Clause	Unchanged	Application	Modified	as Modifed	Addressed	Comments (based on current state of discussions)

Supervisors Working — Para. (215)	X
Reports of Physical Exams — Para. (216)	X
Pay Procedures — Para. (217)	X
Jury Duty Pay — Para. (218)	X
Short-term Military Duty Pay — Para. (218a)	X
Bereavement Pay — Para. (218b)	X
Limitations on Local Negotiations — Para. (219)	X
Supremacy of National Agreement — Para. (220)	X
Termination of Local Agreements — Para. (221)	X
No Retroactivity — Para. (222)	X
Duration of Agreement & Notification Procedures — Para. (223)				X		Insert new termination date; rest unchanged
Benefit Plans — Para. (224)				X		Drop references to GIS and Legal Services Plans — Under discussion
Waiver — Para (225)	X
Partial Invalidity — Para (226)	X
Separability — Para. (227)	X

National Agreement Appendices
Appendix A — MOU Employee Placement				X		Only sections specified in Supplement continue to apply; Modified Supplement adds transfer rights to other Delphi plants
Appendix B — Date of Entry Status — Apprentices & EIT’s	X
Appendix C — Calculation of Skilled Trades Seniority	X
Appendix D — Interpretation of Para. (4) thru (4c) and Para. (57)	X
Appendix F — Utilization of ST Maintenance Employees	X
Appendix F-1 — Subcontracting Skilled Trades Work	X
Appendix F-2 — Para. (42a)(2) Procedure Issues	X
Appendix H — Selection of EIT’s	X
Appendix I — Special Skilled Trades Representative	X
Appendix K — MOU Job Security (JOBS) Program		X	X			Does not apply to employees covered by Supplement
Appendix L — Sourcing	X					Parties to work on costing criteria

National Agreement Memoranda of Understanding
MOU — WEMR Classification	X
MOU — Overtime	X
MOU — Work Centers	X
MOU — Joint Activities				X		No joint funds; Joint administration at local level
MOU — Human Resource Development				X		No joint funds; Joint administration at local level
MOU — Tuition Assistance Plan		X	X			No funding or participation after effective date of Modified Supplement
MOU — Voluntary Political Contributions	X
MOU — Delphi Corporation		X	X			Enabling language for Supplement; completed in 2004

National Agreement Documents
Doc. 1 - Interpretation of Time & One-Half — Short Shift Case	X
Doc. 2 - Interpretation of Working Hours Section — Delayed Sun. Start	X
Doc. 3 - Interpretation of Working Hours Section — Double Time Case	X
Doc. 4 - Interpretation of Wkg. Hours Section — Protracted Work Period	X
Doc. 5 - Relieving Employee for Committeeman Discussion	X
Doc. 6 - Union Racks — Official Publications	X
Doc. 7 - MOU — Health & Safety				X		No joint funds; Joint administration at local level
Doc. 7 - MOU — Health & Safety — Sec. VI (H&S Representatives)	X
Doc. 7 - MOU — Health & Safety — Attachment “A”				X		No joint funds; Joint administration at local level
Doc. 8 - MOU — Special Procedure for Attendance	X

ATTACHMENT E	UAW Agreement Check-Off List (Assumes Full Implementation of Agreement)

			Superseded by	Changed by
	Continues	No Continuing	Supplement as	Supplement	Needs to Be
Agreement Clause	Unchanged	Application	Modified	as Modifed	Addressed	Comments (based on current state of discussions)

Doc. 9 — Enhancement of Component & Service Parts Operations	X
Doc. 10 — JOBS Program — Volume-Related Layoffs		X	X			No JOBS Program under Supplement
Doc. 11 — Full Utilization of Protected Employees		X	X			No JOBS Program under Supplement
Doc. 12 — Growth & Opportunity Committee	X
Doc. 13 — Plant Closing and Sale Moratorium				X
Doc. 14 — Divisional Health & Safety	X
Doc. 15 — Temporary Openings				X		No Local JOBS Committee; change to Key Four
Doc. 16 — Purchasing Activity Communication	X
Doc. 17 — Exchange of Views	X
Doc. 18 — Financial Secretaries — Dues Check-Off	X
Doc. 19 — Financial Secretaries — Temporary Delay of Dues Check-Off	X
Doc. 20 — Apprentice Placement — Closed Plants or Discontinued Prog.	X
Doc. 21 — Memo of Joint Commitment — Employee Placement	X
Doc. 22 — Notice of Anticipated Recall	X
Doc. 23 — Employee Rating Forms	X
Doc. 24 — Representation During Management Meetings	X
Doc. 25 — Closed Plants Policy — Vacation Pay	X
Doc. 26 — Prior Seniority — Vacation Pay	X
Doc. 27 — MOU Regarding Drug Testing				X		Delete reference to National Work/Family Committee; rest applies
Doc. 28 — Drug Testing — Federally Mandated	X
Doc. 29 — Personnel Practices	X
Doc. 30 — Delphi EEO Policy	X
Doc. 31 — Equal Application Committee — National and Local	X
Doc. 32 — Delphi Policy re: Employment of Individuals with Disabilities	X
Doc. 33 — Delphi Policy re: Disabled Veterans & Vietnam Era Veterans	X
Doc. 34 — Review Personnel Records	X
Doc. 36- Paid Educational Leave		X	X			No funding or participation after effective date of Modified Supplement
Doc. 37 — Resource & Referral — Work/Family Program				X		No joint funds; Crit. Incident & Workplace Violence remain
Doc. 38 — Orientation Program	X
Doc. 39 — MOU — Employee Assistance Program				X		No joint funds; Joint administration at local level
Doc. 40 — MOU — Quality Network & Attachments A — D				X		No joint funds; Joint administration at local level
Doc. 41 — Commitment to Diversity	X
Doc. 42 — Paragraph 64(e) Extension	X
Doc. 43 — Career Development Program				X		No joint funds; Crit. Incident & Workplace Violence remain
Doc. 44 — Expeditious Grievance Handling — Delphi to UAW	X
Doc. 45 — Expeditious Grievance Handling — UAW-Delphi	X
Doc. 46 — Joint Program Representatives				X		Funding and participation in some programs discontinued under Supp.
Doc. 47 — Temporary Employees	X
Doc. 48 — Arbitration Letter	X
Doc. 49 — Management Representatives in Disciplinary Interview	X
Doc. 50 — Holiday Pay and Disciplinary Layoffs	X
Doc. 51 — Discipline for Garnishments	X
Doc. 52 — Reinstatement of Grievances	X
Doc. 53 — Furnishing Work Elements — Standards Cases	X
Doc. 54 — Employee Transfer or Re-Assignment	X
Doc. 55 — Implementation of Production Standards Settlements	X
Doc. 56 — Relief Time — Certain Operations	X
Doc. 58 — Subcontracting — Implementation of Para. (183)(d)	X
Doc. 60 — Pre-Apprentice Training	X
Doc. 61 — Apprentice Committee Members — Management Expertise	X
Doc. 62 — Apprentice Testing and the Local Apprentice Committee	X

ATTACHMENT E	UAW Agreement Check-Off List (Assumes Full Implementation of Agreement)

			Superseded by	Changed by
	Continues	No Continuing	Supplement as	Supplement	Needs to Be
Agreement Clause	Unchanged	Application	Modified	as Modifed	Addressed	Comments (based on current state of discussions)

Doc. 63 — Job Security — Apprentice Training & Jryn. Development	X
Doc. 64 — Apprentice Work Assignments	X
Doc. 65 — Related Training Bonus	X
Doc. 66 — Layoffs — Apprentices and EIT’s	X
Doc. 67 — Conversion to Metric System	X
Doc. 68 — Administration of Para. (178)	X
Doc. 69 — Para. (63)(a) — State Labor Protective Laws	X
Doc. 70 — Transfers and Promotions — Local Suspension	X
Doc. 71 — Para. (63)(a)(2) — Definition of “Within the Plant”	X
Doc. 72 — Para. (63)(a)(2) — Filing for a Single Classification	X
Doc. 73 — Union Work Centers	X
Doc. 74 — Center for Benefit Plans and H&S Representatives	X
Doc. 75 — Facilities for Union Members of Local Apprentice Comm.	X
Doc. 76 — Space & Furnishings for Benefit, H&S and Appr. Comm.	X
Doc. 77 — Local Union Presidents	X
Doc. 78 — Anticipated Termination of Sick Leaves	X
Doc. 79 — Changes in Established Shift Hours or Lunch Periods	X
Doc. 80 — Christmas Holiday Period	X
Doc. 81 — Federal Income Tax Withholding	X
Doc. 82 — Major Plant Rearrangement — Advance Discussion	X
Doc. 83 — Overtime Policies	X
Doc. 84 — Weather Conditions & Riot Letter	X
Doc. 85 — Innovative Wage Structure	X
Doc. 86 — Modification to Paragraph (69)	X
Doc. 87 — COLA Calculation		X	X			No COLA under new Supplement
Doc. 88 — Transfer Provisions — Joint & Benefit Representatives	X
Doc. 89 — SEL and Sourcing — Expenses				X		Delete references to SEL administration / Job Security
Doc. 90 — Personal Privacy	X
Doc. 91 — Sale of Business	X
Doc. 92 — Up-Front Lump Sum Payment		X				One-time payment in 2003
Doc. 93 — Bereavement — Vacation with Pay	X
Doc. 94 — Holidays Occurring During an Approved Vacation	X
Doc. 95 — Grievance Procedure	X
Doc. 96 — “Cooling Off” Period	X
Doc. 97 — Promotions — Para. (63)	X
Doc. 98 — Subcontracting Communications	X
Doc. 99 — Delphi Policy Regarding Sexual Harassment	X
Doc. 100 — Warranties	X
Doc. 101 — COLA Calculation Conversion		X	X			No COLA under new Supplement
Doc. 102 — Tuition Assistance Program — College Recognition		X	X			No Tuition Assistance under new Supplement
Doc. 103 — Joint Programs Television Communications Service		X	X			No funding or participation after effective date of Modified Supplement
Doc. 104 — Movement of Work — Advance Notice	X
Doc. 105 — Health & Safety Representatives — Role and Responsibility				X		No funding by National Joint Committee
Doc. 106 — Skill Centers — Training in Plant				X		No joint funds; Joint administration at local level
Doc. 107 — Training of Individuals with Disabilities	X
Doc. 108 — Work/Family Program				X		No funding or participation after effective date of Modified Supplement, except retain Dependent Care Spending Acct.
Doc. 109 — Pre- and Post-Retirement Programs		X	X			No funding or participation after effective date of Modified Supplement
Doc. 110 — Dislocated Workers (Pre-Post Layoff Services)		X	X			No funding or participation after effective date of Modified Supplement
Doc. 111 — Special Assignment — Overtime	X					Note: Error in current language — should refer to App. A-X
Doc. 112 — Work Assignments — Skilled Trades	X

ATTACHMENT E	UAW Agreement Check-Off List (Assumes Full Implementation of Agreement)

			Superseded by	Changed by
	Continues	No Continuing	Supplement as	Supplement	Needs to Be
Agreement Clause	Unchanged	Application	Modified	as Modifed	Addressed	Comments (based on current state of discussions)

Doc. 113 — EDS Work Assignments	X
Doc. 114 — EAP — Early Intervention	X
Doc. 115 — POW/MIA Flags	X
Doc. 116 — Overtime	X
Doc. 117 — JOBS Program — Voluntary Retirement Leaves		X	X			No JOBS Program under new Supplement
Doc. 118 — Attritional Credit — Unique Situations		X	X			Appendix K does not apply to employees covered by Supplement
Doc. 119 — Flying UAW Flag at Delphi Facilities	X
Doc. 120 — Coordination of Sourcing Evaluations	X
Doc. 121 — ADAPT Program		X	X			No funding; participation & administration for local discussion
Doc. 122 — Metal Removal Fluids	X
Doc. 123 — Joint Activities Funds		X	X			No funding after effective date of Modified Supplement
Doc. 124 — Employee Social Security Numbers	X
Doc. 125 — Compliance with FMLA	X
Doc. 126 — Procedure to Correct Pay Shortages	X
Doc. 127 — Sourcing Evaluation	X
Doc. 128 — Retirees — Fitness Centers		X	X			No funding or participation after effective date of Modified Supplement
Doc. 129 — Retiree Tuition Assistance Plan		X	X			No Tuition Assistance under new Supplement;No funding or participation after effective date of Modified Supplement
Doc. 130 — Scholarship Program for Dependent Children		X	X			No funding or participation after effective date of Modified Supplement
Doc. 131 — Supplier Corporate Citizenship	X
Doc. 132 — Transition Centers — Joint Programs		X	X			No funding or participation after effective date of Modified Supplement
Doc. 133 — Collective Bargaining Agreement Training Program		X	X			No funding or participation after effective date of Modified Supplement
Doc. 134 — Working on a Holiday — Vacation Entitlement Conversion	X
Doc. 135 — Plant Seniority — Vacation Entitlement Eligibility	X
Doc. 136 — Independence Week Shutdown Layoff		X	X			No Independence Week Shutdown after 2007
Doc. 137 — Individual Work Schedules — Indep. Week & Vac. Shutdown				X		Delete reference to Independence Week after 2007; remainder applies
Doc. 139 — Near Miss Accidents	X
Doc. 140 — Product Development and Transformation	X
Doc. 141 — Paragraph (69) Administration	X
Doc. 143 — Implementation of Para. (76a)	X
Doc. 144 — Temporary Employees	X					Note: Error in current language — should refer to App. A-X
Doc. 145 — Processing of Grievances	X
Doc. 146 — Wage Progression	X
Doc. 147 — Payroll Related Matters	X
Doc. 148 — DMS Relationship to Quality Network Process	X
Doc. 149 — Outside Vendors	X
Doc. 150 — Pedestrian / In-Plant Vehicle Team	X
Doc. 151 — Pre-Production Operations — Doc. 10		X	X			No JOBS Program under new Supplement
Doc. 152 — Tool Room Operations	X
Doc. 153 — New Work Opportunities	X
Doc. 154 — Undercover Agents	X

Contract Settlement Agreement Terms
Para. 1 — New National Agreement				X		Additional Paragraphs changed by 2004 & 2007 Supplements
Para. 2 — Unchanged Paragraphs				X		Additional Paragraphs changed by 2004 & 2007 Supplements
Para. 3 — Amendments, Additions, Substitutions and Deletions				X		Additional Paragraphs changed by 2004 & 2007 Supplements
Para. 4 — Personal Relief for Certain Employees	X
Para. 5 — Union Bulletin Boards & Publication Racks	X
Para. 6 — Indemnity Agreement	X
Para. 7 — Miscellaneous Agreements				X		Continue in effect except as modified by 2004 & 2007 Supplements
Para. 8 — Grievances Under Old Agreement	X

ATTACHMENT E	UAW Agreement Check-Off List (Assumes Full Implementation of Agreement)

			Superseded by	Changed by
	Continues	No Continuing	Supplement as	Supplement	Needs to Be
Agreement Clause	Unchanged	Application	Modified	as Modifed	Addressed	Comments (based on current state of discussions)

Para. 9 — Local Agreements				X
Para. 10 — Hiring Rates				X		Hiring rates and progression modified by new Supplement
Para. 11 — National Agreement Changes and/or Waivers	X
Para. 12 — Local Issues Strikes	X
Para. 13 — Related Supplemental Agreements				X		GIS eliminated; Pension freeze; OPEB termination
Para. 14 — Life and Disability Benefits Program & Health Care Prog.				X		OPEB terminated
Para. 15 — Personal Savings Plan				X		Coverage as modified by Supplement
Para. 16 — Eff. Date of Life & Disability Benefits Program				X		Coverage as modified by Supplement
Para. 17 — Corporation-Union Committee on Health Care Benefits		X				Funding period expires four years from effective date
Para. 18 — Funding — Growth & Opportunity Committee		X	X			No funding
Para. 19 — Funding: Health & Safety Activities		X	X			No funding after effective date of Modified Supplement
Para. 20 — Wages Earned Definition	X
Para. 21 — Statement on Technological Progress	X
Para. 22 — Apprentice Safety Training	X
Para. 23 — Group Legal Services Plan		X	X
Para. 24 — Employee Benefit Plans and Programs				X
Para. 25 — UAW-GM-Delphi Flowback Agreement				X
Para. 26 — Center for Human Resources		X	X			No funding or participation after effective date of Modified Supplement
Para. 27 — Ratification and Effective Date	X
Para. 28 — New Vehicle Purchase Program	X
Para. 29 — Service Parts Purchase	X
Para. 30 — Counterpart Signatures	X

Supplemental Agreements Attached as Exhibits
Supplemental Agreement — Pension Plan (Exhibit A)				X		DB Plan frozen
Supplemental Agreement — Life & Disability Benefits Program (Exhibit B)				X		Coverage per 2004 Supplemental Agreement
Supplemental Agreement — Health Care Program (Exhibit C)				X		Coverage per 2004 Supplemental Agreement
Supplemental Agreement — SUB Plan (Exhibit D)				X		Coverage per 2004 Supplemental Agreement
Supplemental Agreement — GIS (Exhibit E)		X	X			GIS Plan eliminated
Supplemental Agreement — Profit Sharing Plan (Exhibit F)	X
Supplemental Agreement — Personal Savings Plan (Exhibit G)				X		Coverage per 2004 Supplemental Agreement
Supplemental Agreement — Legal Services Plan (Exhibit I)		X	X			Legal Services Plan eliminated

2004 Supplemental Agreement
Preamble	X
Article 1 — Duration	X
Article 1 — Applicability				X		After 10/1/07 will also apply to Traditional Employees who Buy Down
Article 1 — Seniority and Transfers	X
Article 1 — Wage and Classification Groupings				X		New progression, COLA eliminated, annual wage increases added
Article 1 — Vacation Entitlement	X
Article 1 — Independence Week Period	X					No Independence Week after 2007
Article 1 — Memorandum of Joint Activities and Legal Services	X
Article 1 — Doc.38 — Orientation Program	X
Article 1 — Benefit Plans	X
Article 1 — Preferential Hiring Opportunities at GM Plants		X	X			New Supplement defines flowback & hiring opportunities
Article 1 — Appendix A				X		Transfers to other Delphi Keep plants added
Article 1 — Appendix K	X					Appendix K does not apply under Supplemental Agreement
Article 2 — Capital Investments & New Product Allocation	X
Article 2 — GM Business				X		Outdated; Attachments A & A-1 deal with programs
Article 2 — Supervisory Staffing	X
Article 2 — Equivalence of Sacrifice	X

ATTACHMENT E	UAW Agreement Check-Off List (Assumes Full Implementation of Agreement)

			Superseded by	Changed by
	Continues	No Continuing	Supplement as	Supplement	Needs to Be
Agreement Clause	Unchanged	Application	Modified	as Modifed	Addressed	Comments (based on current state of discussions)

Article 2 — Local Operating Practices	X
Article 2 — Flowback to GM Facilities				X		New Supplement defines flowback & hiring opportunities
Article 2 — Enhanced Retirement and Separation Incentives				X		Commitment completed; Terms negotiated as part of New Supplement
Article 2 — Document 13	X					Clarify that Document 13 does not extend beyond 9/14/11
Article 3 — Scope	X
Article 3 — Compliance — Dispute Resolution	X
Attachment A — Supplemental Agreement Wage Structure				X		Extended by GM, insert new date
Attachment B — Supplemental Agreement Benefit Plans				X		Extended by GM, insert new date

Miscellaneous Documents
1999 Benefits MOU				X		Certain provisions need to be deleted
9/29/99 Letter re: “Post-2003 Delphi Agreement” (“The Mirror Letter”);		X
2001 MOU on CHR Expenses (23%)		X	X			No funding or participation after effective date of Modified Supplement

Unpublished Letters & Documents — 2003 National Agreement
Verbal Agreement — Hiring Requirements/Doc. 46 Representation		X	X			No hiring requirements under Modified Supplement
Unpublished Letter — Additional Funding		X	X			No funding after effective date of Modified Supplement
Unpublished Letter — Neutrality	X
Unpublished Letter — Skilled Trades/Indirect Labor Audits				X		No job security provisions under Supplement
Unpublished Letter — Special Active Duty — Armed Service	X
Unpublished Letter — Union Membership Dues	X
Exerpt — Data & Information	X
Excerpt — Adapt Audit, Implementation & Training Curriculum		X	X			No funding or participation after effective date of Modified Supplement
Excerpt — Compliance Report Review & bi-annual meeting		X	X			No funding or participation after effective date of Modified Supplement
Excerpt - Tooling or Work Transferred between Plants	X
Excerpts — Timely Job Offers	X
Excerpt — Job Swaps	X
Excerpt — Access to Local Joint Fund Screens		X	X			No funding or participation after effective date of Modified Supplement
Excerpt — Electronic Joint Fund Requests		X	X			No funding or participation after effective date of Modified Supplement
Excerpt — Access to Employee Discipline Record	X
Excerpt — Expeditious Handling of Grievances	X
Excerpt — Grievance Procedure — Full Disclosure	X
Excerpt — Grievance Procedure – Paragraph (20)	X
Excerpt — Paragraph (21a) and (21b) — Representation across shifts	X
Excerpt — Para.(108) Conversion to Para. (106) — Tracking credited service	X
Excerpt — Secondary Ergonomic Analysis Tools				X		No joint funds; Joint administration at local level
Excerpt — Design-in — Early JETT Involvement				X		No joint funds; Joint administration at local level
Excerpt — Industrial Hygiene Activities				X		No joint funds; Joint administration at local level
Excerpt — Ergonomics Technicians Computer Equipment				X		No joint funds; Joint administration at local level
Excerpt — High Efficiency Filtration in Air Houses				X		No joint funds; Joint administration at local level
Excerpt — Measuring Effectiveness of Joint Ergonomics Programs				X		No joint funds; Joint administration at local level
Excerpt — New Processes and Technological Advances				X		No joint funds; Joint administration at local level
Excerpt — Ergonomics Evaluation Process for ST Jobs				X		No joint funds; Joint administration at local level
Excerpt — Testing for Confined Space Entry				X		No joint funds; Joint administration at local level
Excerpt — H&S Issue Resolution Procedure				X		No joint funds; Joint administration at local level
Excerpt — Hearing Protection Equipment Pilot				X		No joint funds; Joint administration at local level
Excerpt — ST Safety Awareness & Powered Vehicle Safety Issues				X		No joint funds; Joint administration at local level
Excerpt — Emergency Response Teams and Joint H&S Audit Process				X		No joint funds; Joint administration at local level
Excerpt — Fitness Center Needs Analysis		X	X			No funding or participation after effective date of Modified Supplement
Excerpt — Use of Probationary Employees for Production Standards	X
Excerpt — Personal Privacy & Disclosure	X

ATTACHMENT E	UAW Agreement Check-Off List (Assumes Full Implementation of Agreement)

			Superseded by	Changed by
	Continues	No Continuing	Supplement as	Supplement	Needs to Be
Agreement Clause	Unchanged	Application	Modified	as Modifed	Addressed	Comments (based on current state of discussions)

Excerpt — Paragraph (215) Violations	X
Excerpt — AOL Subsidy & Other Employee Discounts				X		AOL discontinued; other non-subsidized discounts continue
Excerpt — Paid Educational Leave (PEL)		X	X			No National PEL under Supplemental Agreement
Excerpt — Pre/Post Retirement Program		X	X			No funding or participation after effective date of Modified Supplement
Excerpt — Changing Shift Hours & Lunch Periods	X
Excerpt — Acquiring Seniority — Time Lost for Bereavement	X
Excerpt — Proposed Plant Consolidation	X					Complete
Excerpt — Quality Network Budget Planning & Funding				X		No joint funds; Joint administration at local level
Excerpts from the Minutes — Quality Network Planned Maintenance				X		No joint funds; Joint administration at local level
Excerpt — Quality Network — Internal Communications Process				X		No joint funds; Joint administration at local level
Excerpt — Quality Network Action Strategies Review & Update				X		No joint funds; Joint administration at local level
Excerpt — Quality Network Suggestion Plan Review				X		No joint funds; Joint administration at local level
Excerpt — Quality Network Suggestion Plan Administration Letter				X		No joint funds; Joint administration at local level
Excerpt — Reissue MAXIMO Help Desk letter				X		No joint funds; Joint administration at local level
Excerpt — QN Representative Training Guidelines				X		No joint funds; Joint administration at local level
Excerpt — Simulated Work Environment				X		No joint funds; Joint administration at local level
Excerpt - Skilled Trades Supervisory Experience	X
Excerpt — Joint Training Funds to Support Skilled Trades		X	X			No funding or participation after effective date of Modified Supplement
Excerpt — Maintenance of Tool, Die & Engrg. Room Equipment	X
Excerpt — Doc #63 Retraining — Tool Allowance	X
Excerpt — Apprentice Placements & Training Plans/Rotations	X
Excerpt — Working Alone “High Risk” Job Assignment	X
Excerpt — H&S Training Schedule for Apprentices & EIT’s	X
Excerpt - “Normal Warranty”	X
Excerpt — Balancing Doc. 63 Placement vs. Apprentices	X
Excerpt — Tool List for Apprentices	X
Excerpt — Changes in Licensing or Certification Ordinances	X
Excerpt — Special Skilled Trades Representation	X
Excerpt — Software Changes and Program Modifications	X
Excerpt — Re-testing Apprentice Applicants	X
Excerpt — Tool Box at Time Apprentice Indentured	X
Excerpt — Workspace for Union Members of Local Apprentice Committee	X
Excerpt - Decision to Initiate Apprentice Program	X
Excerpt — Applicants for Pre-Apprentice Training Program	X
Excerpt — Planned/Predictive Maintenance Training Guide	X
Excerpt — Doc #63 Demographic Studies & Needs Analysis	X
Excerpt — Tool Allowance EIT Program	X
Excerpt — Rate Progression Inequity — Division I vs. Apprentice	X
Excerpt — Additional Tool Allowance for Apprentices	X
Excerpt — Repair Work on Leased/Rented Equipment	X
Excerpt — Attrition in Non-Apprenticeable Classifications	X
Excerpt — Precision Toolbox for Jryn Being Retrained	X
Excerpt — Updating Sourcing Database	X
Excerpt — On-Line Training Module for Appendix L	X
Excerpt — Performing Identical or Nearly Identical Work	X
Excerpt — Sourcing — Plant Audits	X
Excerpt - Appendix L — Calculation of Employee Impact	X
Excerpt — Training & Retraining — Review and Re-evaluation				X		No joint funds; Joint administration at local level
Excerpt — List of Training Contacts	X
Excerpt — Tuition Assistance Plan & W-2 Forms for Retirees		X	X			No funding or participation after effective date of Modified Supplement
Excerpt — Addressing Unwarranted Absenteeism	X

ATTACHMENT E	UAW Agreement Check-Off List (Assumes Full Implementation of Agreement)

			Superseded by	Changed by
	Continues	No Continuing	Supplement as	Supplement	Needs to Be
Agreement Clause	Unchanged	Application	Modified	as Modifed	Addressed	Comments (based on current state of discussions)

Excerpt — Wage Inequity Fund	X
Excerpt — Explanation of Overpayment Recovery	X
Excerpt — Childcare Needs		X	X			No funding or participation after effective date of Modified Supplement
Excerpt — Panic Buttons & Fax Machines — Work/Family offices	X					Complete
Excerpt — EAP Process Audit				X		No joint funds; Joint administration at local level
Letter — Sourcing Pipeline	X
Special Minutes — Employee Placement		X	X			No GM to Delphi flow under Modified Supplemental Agreement

Unpublished Letters & Documents — 1999 National Agreement
Letter & MOU — Post-2003 Delphi Agreement (“Mirror Agreement”)		X			X
Letter — Undercover Agents		X				Now covered by 2003 Document 154 (ongoing)
Letter — Delphi Automotive Systems Selection Process	X					Complete; AON Selection Process discontinued
Unpublished Letter — Equal Application Training	X					Complete; no funding after effective date of Modified Supplement
Excerpt — Apprentice Tool List	X					Repeated in 2003 as unpublished excerpt
Excerpt — Special Skilled Trades Representation	X					Repeated in 2003 as unpublished excerpt
Excerpt — Decision to Initiate Apprentice Program	X					Repeated in 2003 as unpublished excerpt
Excerpt — Tool Box at Time Apprentice Indentured	X					Repeated in 2003 as unpublished excerpt
Excerpt — Re-testing Apprentice Applicants	X					Repeated in 2003 as unpublished excerpt
Excerpt — Work/Family Matters & Needs Analysis				X		Dependent Care Spending Acct. remains; rest no longer applies
Excerpt — Transition center participation		X	X			No funding or participation after effective date of Modified Supplement
Excerpt — EAP & Other Work/Family matters				X		No joint funds; Joint administration at local level
Excerpt — Access to Local Joint Fund Screens		X	X			No funding or participation after effective date of Modified Supplement
Excerpt — CHEMISTRI Database for Tracking Chemicals		X				Replaced by MSDSNET; see 2003 unpublished excerpt
Excerpt — Quality Network Common Agenda	X
Excerpt — Contractor Safety	X
Excerpt — Costing Criteria for Sourcing Decisions	X
Excerpt — Testing for Confined Space Entry	X					Repeated in 2003 as unpublished excerpt
Excerpt — Doc #63 Demographic Studies & Needs Analysis	X					Repeated in 2003 as unpublished excerpt
Excerpt — Discipline for Insubordination & Leaving Plant without Permission	X
Excerpt — Tool Allowance EIT Program	X					Repeated in 2003 as unpublished excerpt
Excerpt — Diversity Training Modules				X		No joint funds; Joint administration at local level
Excerpt — Mfg. Engineering Ergonomics Guidelines				X		No joint funds; Joint administration at local level
Excerpt — Ergonomics Job Analysis & Other Matters				X		No joint funds; Joint administration at local level
Excerpt — Plans for Evacuation & Taking Shelter	X					Complete
Excerpt — Drug & Alcohol Testing	X
Excerpt — Worldwide Facilities Group & Competitive Indirect Labor Practices	X
Excerpt — Aisle Widths	X
Excerpt — Health and Safety Training				X		No joint funds; Joint administration at local level
Excerpt — Maintenance of Safety-Related Equipment				X		No joint funds; Joint administration at local level
Excerpt — Transfer of Medical Records, Ergo Tools & ST superv. Training	X					Complete
Excerpt — Emergency Medical Response Teams	X					Complete
Excerpt — Quality Network — Internal Communications Process	X					Repeated in 2003 as unpublished excerpt
Excerpt — Childcare Needs		X	X			No funding or participation after effective date of Modified Supplement
Excerpt — Quality Network Mfg. System Training	X
Excerpt — Workspace for Union Members of Local Apprentice Committee	X					Repeated in 2003 as unpublished excerpt
Excerpt — Changes in Licensing or Certification Ordinances	X					Repeated in 2003 as unpublished excerpt
Excerpt — Health & Safety Suggestion Awards				X		No joint funds; Joint administration at local level
Excerpt — Meetings with Mfg. Managers re: Training Issues				X		No joint funds; Joint administration at local level
Excerpt — New Hire Orientation H&S Training	X					Complete
Excerpt — Calculating Employee Impact Under Appendix L	X
Excerpt — Occupational Exposure Guidelines	X					Complete

ATTACHMENT E	UAW Agreement Check-Off List (Assumes Full Implementation of Agreement)

			Superseded by	Changed by
	Continues	No Continuing	Supplement as	Supplement	Needs to Be
Agreement Clause	Unchanged	Application	Modified	as Modifed	Addressed	Comments (based on current state of discussions)

Excerpt — Vendors Operating on Site	X
Excerpt — Para. 96 Moves Coordinated Through National Parties	X
Excerpt — National PEL		X	X			No funding or participation after effective date of Modified Supplement
Excerpt — Comprehensive Training Program				X		No joint funds; Joint administration at local level
Excerpt — Use of Probationary Employees for Production Standards	X					Repeated in 2003 as unpublished excerpt
Excerpt — Movement of Specified Holidays — National Party Approval	X
Excerpt — 1996 Planned/Predictive Maintenance Training Guide	X					Complete
Excerpt — Pre-Post Retirement		X	X			No funding or participation after effective date of Modified Supplement
Excerpt — Applicants for Pre-Apprentice Training Program	X					Repeated in 2003 as unpublished excerpt
Excerpt — Time off Job for Training	X
Excerpt — Pay for Pre-Post Retirement Trainers		X	X			No funding or participation after effective date of Modified Supplement
Excerpt — Retiree Tuition Assistance at Closed Plants		X	X			No funding or participation after effective date of Modified Supplement
Excerpt — Health Information System (HIS) & Reports	X
Excerpt — Repair Work on Leased/Rented Equipment	X					Repeated in 2003 as unpublished excerpt
Excerpt — Balancing Doc. 63 Placement vs. Apprentices	X					Repeated in 2003 as unpublished excerpt
Excerpt — Software Changes and Program Modifications	X					Repeated in 2003 as unpublished excerpt
Excerpt — Skill Center Internet Access & On-Line College Courses				X		No joint funds; Joint administration at local level
Excerpt — Review of Training Manual Specifications for New Equipment				X		No joint funds; Joint administration at local level
Excerpt — Doc #63 Retraining — Tool Allowance	X					Repeated in 2003 as unpublished excerpt
Excerpt — Skill Development and Training System Rollout				X		No joint funds; Joint administration at local level
Excerpt — Meeting with Purchasing re: training issues		X				Complete; No funding or participation after effective date of Mod. Supp.
Excerpt — Adequacy of Plant Training Facilities				X		No joint funds; Joint administration at local level
Excerpt — Deduction of Payroll Taxes from Dependent Scholarship Grants		X	X			No funding or participation after effective date of Modified Supplement
Excerpt — Dependent Scholarship Eligibility in Divorce Cases		X	X			No funding or participation after effective date of Modified Supplement
Letter — Collection of Union Membership Dues Paragraph 4(s)	X					Complete
Excerpt — Rate Progression Inequity — Division I vs. Apprentice	X					Repeated in 2003 as unpublished excerpt
Excerpt — “Normal Warranty”	X					Repeated in 2003 as unpublished excerpt
Excerpt — Recovery of Overpayments — Amount of Installments	X
Excerpt — Wage Inequity Fund	X					Repeated in 2003 as unpublished excerpt
Letter — Training for New Processes & Launches				X		No joint funds; Joint administration at local level
Letter — Seniority of 109(a) Leaves After Delphi Spin-Off	X
Letter — Deleting references to Certain dates	X
Letter — Wage Progression Credit — Vac Shutdown Following Week	X
Letter — Near Miss Incidents	X
Letter — Neutrality	X
Letter — Retain Shift Premium During In-Plant Training	X
Letter — Special Activity Duty Armed Forces	X					Repeated in 2003 as unpublished letter
Letter — Calculation of Net Sourcing for Supplier Sourcing Decisions	X					Complete
Excerpt — Additional Tool Allowance for Apprentices	X					Repeated in 2003 as unpublished letter
Excerpt — Spouses and Dependent Children Utilizing Area Centers		X	X			No funding or participation after effective date of Modified Supplement
Excerpt — Design-In H&S Specifications	X					Complete
Letter — Deleted GM-UAW Documents	X					Complete

Unpublished Letters & Documents — 1996 National Agreement
Letter — Baseline Secured Employment Level Adjustments		X	X			Appendix K does not apply under Supplemental Agreement
Unpublished Letter — Employees with Automatic SEL Protection		X	X			Appendix K does not apply under Supplemental Agreement
Excerpt — ACE Benchmarking of Tuition Assistance Program		X	X			No Tuition Assistance under Supplemental Agreement
Excerpt — EAP Audit & Other Matters				X		No joint funds; Joint administration at local level
Letter — Vehicle Purchase Program		X				Superseded by Contract Settlement Agreement Item 28
Excerpt — Pay for Pre-Post Retirement Trainers		X	X			Repeated in 1999 excerpt — no funding or particip. under Mod. Supp.
Excerpt — Availability of Management QN representatives	X

ATTACHMENT E	UAW Agreement Check-Off List (Assumes Full Implementation of Agreement)

			Superseded by	Changed by
	Continues	No Continuing	Supplement as	Supplement	Needs to Be
Agreement Clause	Unchanged	Application	Modified	as Modifed	Addressed	Comments (based on current state of discussions)

Excerpt — ST & Apprentice Committee Request for Joint Funds		X				Complete; No funding after effective date of Modified Supplement
Excerpt — Training Matters				X		No joint funds; Joint administration at local level
Excerpt — Planned/Predictive Maintenance Training Guide	X					Repeated in 1999 excerpt
Excerpt — National Apprentice Comm. Autority over Training Schedules	X
Letter — GM Policy re: Sexual Orientation		X				GM Policy does not apply to Delphi
Excerpt — Joint Program Funding		X	X			No joint funds after effective date of Modified Supplement
Excerpt — Scheduling Problems with Local PEL		X	X			No funding or participation after effective date of Modified Supplement
Excerpt — Collection of Overpayments Without Notice	X					Complete
Excerpt — Child & Elder Care Referral Service		X	X			No funding or participation after effective date of Modified Supplement
Excerpt — ADAPT Matters		X	X			No funding; participation & administration for local discussion
Excerpt — Outside Contracting Checklist	X					Complete
Excerpt — Vacation Pay Eligibility	X
Excerpt — Notification of Individual Schedule for Independence Week		X				No Independence Week After 2007
Letter — Relationship with the UAW		X				GM Document; Superseded by later Delphi documents
Letter — Job Security Program Appeals		X				Completed; Appendix K does not apply to Supplemental Agreement
Letter — Tuition Assistance — Courses In-Plant or at Union Hall		X	X			No funding or participation after effective date of Modified Supplement
Letter — Movement of Protected Employees Within SEL Group		X	X			Appendix K does not apply to Supplemental Agreement
Excerpt — Pilot of Modified PEL Program		X	X			Complete; No funding or participation after effective date of Mod. Supp.
Letter — Updates of Personal Data		X				Complete
Letter — Employee Movement within Area Hire Area	X
Letter — Rehabilitation Center Pilot & Research Agenda		X				Complete
Letter — Diversity Training	X					Complete
Letter — Tuition Assistance — Labor Studies		X	X			No funding or participation after effective date of Modified Supplement

Local Agreements
Delphi AHG — Anderson, IN and UAW Local 662 Local Agreements	X				Wind Down	Except as required to conform to Modified Supplemental Agreement
Anderson — 3/27/85 MOU — Job Security for Skilled Trades Employees		X	X			Superseded by Site Plans and Transformation Plan
Anderson — 3/27/85 MOU — Delco Remy guarantee on ST Job Security		X	X			Superseded by Site Plans and Transformation Plan
Delphi AHG — Athens, AL and UAW Local 2195 Local Agreements	X				Sell Site	Except as required to conform to Modified Supplemental Agreement
Delphi AHG — Fitzgerald, GA and UAW Local 2188 Local Agreements	X				Wind Down	Except as required to conform to Modified Supplemental Agreement
Delphi AHG — Flint East, MI and UAW Local 651 Local Agreements	X				Footprint	Except as required to conform to Modified Supplemental Agreement
Flint East — 7/13/98 Handley Letter re: Employment Floor		X	X			Superseded by Site Plans and Transformation Plan
Flint East — 2/20/01 Handley Letter re: Employment Floor		X	X			Superseded by Site Plans and Transformation Plan
Flint East — 7/21/04 Butler Letter re: Ongoing 3,000 Employment Level		X	X			Superseded by Site Plans and Transformation Plan
Delphi AHG — Laurel, MS and UAW Local 2190 Local Agreements	X				Wind Down	Plant closed
Delphi AHG — Olathe, KS and UAW Local 1021 Local Agreements	X				Wind Down	Except as required to conform to Modified Supplemental Agreement
Delphi AHG — Wisc./Need. Dayton,OH and UAW Local 696 Local Agr.	X				Footprint	Except as required to conform to Modified Supplemental Agreement
Delphi E&S — Kokomo, IN and UAW Local 292 Local Agreements	X				Keep	Except as required to conform to Modified Supplemental Agreement
Delphi E&S — Milwaukee, WI and UAW Local 438 Local Agreements	X				Wind Down	Except as required to conform to Modified Supplemental Agreement
Delphi E & C — Coopersville, MI and UAW Local 2151 Local Agreements	X				Wind Down	Plant closed
Delphi E & — Grand Rapids, MI and UAW Local 167 Local Agreements	X				Keep	Except as required to conform to Modified Supplemental Agreement
Delphi E & C — Milwaukee, WI and UAW Local 1866 Local Agreements	X				Wind Down	Except as required to conform to Modified Supplemental Agreement
Delphi E & C — Rochester, NY and UAW Local 1097 Local Agreements	X				Keep	Except as required to conform to Modified Supplemental Agreement
Rochester — 1987 Understanding — Voluntary reduction for machinists		X	X			Superseded by Transformation Program
Delphi E & C — Saginaw, MI and UAW Local 467 Local Agreements	X				Footprint	Except as required to conform to Modified Supplemental Agreement
Delphi E & C — Sandusky, OH and UAW Local 913 Local Agreements	X				Sell Site	Except as required to conform to Modified Supplemental Agreement
Delphi E & C — Wichita Falls, TX and UAW Local 2157 Local Agreements	X				Wind Down	Except as required to conform to Modified Supplemental Agreement
Wichita Falls — 1999 agreement — “Oxygen Sensor Mfg. Site Commitment”		X	X			Superseded by Site Plans & Transformation Program
Delphi Steering — Saginaw, MI and UAW Local 699 Local Agreements	X				Sell Site	Except as required to conform to Modified Supplemental Agreement
Delphi T & I — Adrian, MI and UAW Local 2031 Local Agreements	X				Sell Site	Except as required to conform to Modified Supplemental Agreement
Delphi T & I — Columbus, Ohio and UAW Local 969 Local Agreements	X				Wind Down	Except as required to conform to Modified Supplemental Agreement

ATTACHMENT E	UAW Agreement Check-Off List (Assumes Full Implementation of Agreement)

			Superseded by	Changed by
	Continues	No Continuing	Supplement as	Supplement	Needs to Be
Agreement Clause	Unchanged	Application	Modified	as Modifed	Addressed	Comments (based on current state of discussions)

Delphi T & I — Cottondale, AL and UAW Local 2083 Local Agreements	X				Sell Site	Except as required to conform to Modified Supplemental Agreement
Delphi T & I — Lockport, NY and UAW Local 686 Local Agreements	X				Keep	Except as required to conform to Modified Supplemental Agreement

Exhibit 2
List of UAW-Delphi National and Local Collective Bargaining Agreements

10

Attachment E-1
List of Delphi — UAW Agreements
National Agreements
•	The Agreement Between Delphi Corporation and the UAW, dated September 18, 2003 (the “UAW-Delphi National Agreement”), amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;

•	The Supplemental Agreement Covering Pension Plan, Exhibit A to Agreement between Delphi Corporation and UAW, dated September 18, 2003, amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;

•	The Supplemental Agreement Covering Life and Disability Benefits Program, Exhibit B to Agreement between Delphi Corporation and UAW, dated September 18, 2003, amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;

•	The Supplemental Agreement Covering Health Care Program, Exhibit C to Agreement between Delphi Corporation and UAW, dated September 18, 2003, amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;

•	The Supplemental Agreement Covering Supplemental Unemployment Benefit Plan, Exhibit D to Agreement between Delphi Corporation and UAW, dated September 18, 2003, amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;

•	The Supplemental Agreement Covering Profit Sharing Plan, Exhibit F to Agreement between Delphi Corporation and UAW, dated September 18, 2003, amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;

•	The Supplemental Agreement Covering Personal Savings Plan, Exhibit G to Agreement between Delphi Corporation and UAW, dated September 18,

2003, amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;
•	The Supplemental Agreement Covering UAW-Delphi Legal Services Plan, Exhibit I to Agreement between Delphi Corporation and UAW, dated September 18, 2003, amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;

•	The UAW-GM-Delphi “Memorandum of Understanding Benefit Plan Treatment” dated September 30, 1999 and the Amendment thereto dated September 18, 2003, amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;

•	The UAW-Delphi Supplemental Agreement dated April 29, 2004, as amended by the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;

•	Any and all other agreements, supplements, appendices, documents, memoranda, letters, minutes and understandings, published and unpublished, between Delphi Corporation and the International Union, UAW to the extent they are still applicable in conformance with the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007, but specifically excluding:
Local Agreements
•	The agreements between Delphi Automotive Holdings Group — Anderson, Indiana and UAW Local 662, amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;

•	The agreements between Delphi Automotive Holdings Group — Athens, Alabama and UAW Local 2195, amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;

•	The agreements between Delphi Automotive Holdings Group — Fitzgerald, Georgia and UAW Local 2188, amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;
•	The agreements between Delphi Automotive Holdings Group — Flint East, Michigan and UAW Local 651, amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;

•	The agreements between Delphi Automotive Holdings Group — Laurel, Mississippi and UAW Local 2190, amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;

•	The agreements between Delphi Automotive Holdings Group — Olathe, Kansas and UAW Local 1021, amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;

•	The agreements between Delphi Automotive Holdings Group — Wisconsin/Needmore Plants, Dayton, Ohio and UAW Local 696, amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;

•	The agreements between Delphi Electronics and Safety — Kokomo, Indiana and UAW Local 292, amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;

•	The agreements between Delphi Electronics and Safety — Milwaukee, Wisconsin and UAW Local 438, amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;

•	The agreements between Delphi Energy and Chassis — Coopersville, Michigan and UAW Local 2151, amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;

•	The agreements between Delphi Energy and Chassis — Grand Rapids, Michigan and UAW Local 167, amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;

•	The agreements between Delphi Energy and Chassis — Milwaukee, Wisconsin and UAW Local 1866, amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;

•	The agreements between Delphi Energy and Chassis — Rochester, New York and UAW Local 1097, amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;

•	The agreements between Delphi Energy and Chassis — Saginaw, Michigan and UAW Local 467, amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;

•	The agreements between Delphi Energy and Chassis — Sandusky, Ohio and UAW Local 913, amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;

•	The agreements between Delphi Energy and Chassis — Wichita Falls, Texas and UAW Local 2157, amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;

•	The agreements between Delphi Steering — Saginaw Michigan and UAW Local 699, amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;

•	The agreements between Delphi Thermal and Interior — Adrian, Michigan and UAW Local 2031, amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;

•	The agreements between Delphi Thermal and Interior — Columbus, Ohio and UAW Local 969, amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;

•	The agreements between Delphi Thermal and Interior — Cottondale, Alabama and UAW Local 2083, amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;

•	The agreements between Delphi Thermal and Interior — Lockport, New York and UAW Local 686, amended as necessary to conform to the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007;

•	Any and all other agreements, supplements, appendices, documents, memoranda, letters, minutes and understandings, published and unpublished, between Delphi and the UAW local unions, to the extent they are still applicable in conformance with the provisions of the UAW-Delphi Supplemental Agreement dated April 29, 2004 and/or the provisions of the UAW-Delphi-GM Memorandum of Understanding dated June 22, 2007.